UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jack H. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Stockholders are filed herewith.

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Growth and Income Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth and Income Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

The U.S. equity markets endured a challenging fourth quarter of 2008, ending one of the most difficult calendar years in financial history. Fallout from the credit crunch extended into October 2008, as solvency and liquidity problems persisted, while fears of a slowing global economy intensified among investors. The S&P 500 Index returned –36.92% in 2008, with nearly half of its losses posted in the fourth quarter. Treasury yields tumbled during the year, especially in the last three months of 2008, as panicked investors sought safety. Headlines in recent months centered on the health of the U.S. economy, as unemployment figures climbed steadily higher. In addition, the markets were negatively impacted as companies warned of earnings shortfalls. Volatility surged to new highs as the equity markets sank to multi-year lows before recovering modestly in December.

The depth and breadth of the market’s descent was extreme during the year, as all market segments, regardless of size, style or region posted sharp, double digit losses. On the economic front, the Federal Reserve Board cut short-term interest rates from 4.25% to a range of 0%-0.25% during the year, while the Treasury continued to deploy Troubled Asset Relief Program (“TARP”) capital across the financials sector. Commodity prices also declined, as crude oil hit new lows for the year in the fourth quarter of 2008.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Johnson & Johnson	4.6%	Pharmaceuticals, Biotechnology & Life Sciences
Unilever NV	4.1	Food, Beverage & Tobacco
Entergy Corp.	3.7	Utilities
Exxon Mobil Corp.	3.3	Energy
Devon Energy Corp.	3.2	Energy
Hess Corp.	3.1	Energy
JPMorgan Chase & Co.	3.1	Diversified Financials
AT&T, Inc.	2.8	Telecommunication Services
The Travelers Companies, Inc.	2.7	Insurance
Amgen, Inc.	2.6	Pharmaceuticals, Biotechnology & Life Sciences

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the 12-month period ended December 31, 2008, the Fund’s Institutional and Service Shares generated average annual total returns of –34.45% and –34.32%, respectively. These returns compare to the –36.77% average annual total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

As demonstrated by these performance figures, the reporting period was extremely challenging. While the Fund was not able to avoid the market’s extreme weakness, it did outperform its benchmark over the 12-month period.

Since the onset of the credit crunch, the Fund has mitigated downside volatility in credit related areas, largely due to our defensive positioning. Consistent with long term trends, the Fund outperformed its benchmark during the severe market conditions in October and early November 2008. Our investments in the Financials and Insurance sectors managed to hold up relatively well, while our holdings in the Energy and Services sectors experienced weakness.

The brief third quarter 2008 rally in Financials quickly abated, as the sector sustained sharp losses in the fourth quarter. Our limited exposure and defensive positioning helped us avoid many of the sector’s steep declines, particularly those experienced in the large, money center banks. The Fund experienced similar positive results in the Consumer Cyclicals sector, as we avoided most retailers with the exception of Wal-Mart Stores, Inc., a standout performer in both the fourth quarter and 2008. Stock selection was strong in the Insurance industry, as shares of The Travelers Companies, Inc. and ParnterRe Ltd. managed to post modest gains in a difficult environment. The Fund also benefited from several investments in less economic or credit sensitive areas such as Healthcare, where our holdings in Amgen, Inc. and Genentech, Inc. continue to rank as positive performers.

A combination of slowing near-term global demand and technical pressures weighed on our Energy investments in Smith International, Inc. and The Williams Companies, Inc. Throughout the year, we have invested in Energy companies that, we believe, demonstrate disciplined capital allocation and competitive cost structures. We believe these companies are well positioned in a low priced commodity environment, as companies with higher cost structures will need elevated prices to support their operations. Despite the recent weakness, we believe escalating industry costs and supply pressures should support higher valuations in our more efficiently managed Energy holdings over time. The Fund also experienced weakness in select investments in turnaround situations, such as Sprint Nextel Corp. and Newell Rubbermaid, Inc.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 16, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”)-Goldman Sachs Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Principal Investment Strategies and Risks

The VIT-Goldman Sachs Growth and Income Fund invests primarily in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from CIGS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 0.0% of the Fund’s net assets at December 31, 2008.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in the Institutional Shares at net asset value per share (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return Through December 31, 2008	One Year	Five Years	Ten Years	Since Inception

Institutional Shares (commenced January 12, 1998)	−34.45%	0.12%	0.11%	0.58%
Service Shares (commenced July 24, 2007)	−34.32%	n/a	n/a	27.42%

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 94.4%
Automobiles & Components – 0.5%
124,753	Johnson Controls, Inc.	$2,265,514

Banks – 1.4%
112,200	SunTrust Banks, Inc.	3,314,388
397,179	Synovus Financial Corp.	3,296,586

		6,610,974

Capital Goods – 3.6%
350,613	General Electric Co.	5,679,931
78,300	Honeywell International, Inc.	2,570,589
195,500	The Boeing Co.	8,341,985

		16,592,505

Commercial & Professional Services – 1.8%
249,566	Waste Management, Inc.	8,270,617

Consumer Durables & Apparel – 1.3%
152,926	Mattel, Inc.	2,446,816
372,326	Newell Rubbermaid, Inc.	3,641,348

		6,088,164

Consumer Services – 1.7%
341,624	H&R Block, Inc.	7,761,697

Diversified Financials – 7.1%
253,353	AllianceBernstein Holding LP	5,267,209
386,706	Bank of America Corp.	5,444,820
443,965	Citigroup, Inc.	2,979,005
450,152	JPMorgan Chase & Co.	14,193,293
292,100	Morgan Stanley	4,685,284

		32,569,611

Energy – 15.7%
221,943	Devon Energy Corp.	14,583,875
163,079	EOG Resources, Inc.	10,857,800
188,323	Exxon Mobil Corp.	15,033,825
267,482	Hess Corp.	14,347,734
103,379	Occidental Petroleum Corp.	6,201,706
140,500	Smith International, Inc.	3,216,045
509,205	The Williams Companies, Inc.	7,373,288

		71,614,273

Food & Staples Retailing – 2.5%
47,612	SUPERVALU, Inc.	695,135
187,306	Wal-Mart Stores, Inc.	10,500,375

		11,195,510

Food, Beverage & Tobacco – 8.9%
237,337	ConAgra Foods, Inc.	3,916,060
71,900	General Mills, Inc.	4,367,925
240,338	Philip Morris International, Inc.	10,457,106
70,499	The Coca-Cola Co.	3,191,490
767,570	Unilever NV	18,843,844

		40,776,425

Health Care Equipment & Services – 4.9%
168,018	Baxter International, Inc.	9,004,085
99,300	Becton, Dickinson and Co.	6,791,127
158,900	Zimmer Holdings, Inc.*	6,422,738

		22,217,950

Household & Personal Products – 0.5%
38,619	The Clorox Co.	2,145,672

Insurance – 7.2%
48,400	Aflac, Inc.	2,218,656
74,600	Everest Re Group Ltd.	5,680,044
66,287	PartnerRe Ltd.	4,724,274
147,975	The Allstate Corp.	4,847,661
61,000	The Chubb Corp.	3,111,000
272,828	The Travelers Companies, Inc.	12,331,826

		32,913,461

Materials – 2.7%
177,200	Air Products & Chemicals, Inc.	8,907,844
73,300	Nucor Corp.	3,386,460

		12,294,304

Media – 2.6%
1,194,187	Time Warner, Inc.	12,013,521

Pharmaceuticals, Biotechnology & Life Sciences – 11.6%
208,228	Amgen, Inc.*	12,025,167
63,100	Genentech, Inc.*	5,231,621
354,634	Johnson & Johnson	21,217,752
454,677	Pfizer, Inc.	8,052,330
170,421	Wyeth	6,392,492

		52,919,362

Real Estate Investment Trust – 1.4%
231,900	HCP, Inc.	6,439,863

Retailing – 1.2%
56,100	Target Corp.	1,937,133
158,400	The Home Depot, Inc.	3,646,368

		5,583,501

Software & Services – 0.5%
42,212	Visa, Inc. Class A	2,214,019

Technology Hardware & Equipment – 2.1%
262,199	Hewlett-Packard Co.	9,515,202

Telecommunication Services – 4.9%
446,923	AT&T, Inc.	12,737,305
146,784	Embarq Corp.	5,278,353
2,318,649	Sprint Nextel Corp.*	4,243,128

		22,258,786

Transportation – 0.9%
73,100	United Parcel Service, Inc. Class B	4,032,196

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Utilities – 9.4%
53,300	Ameren Corp.	$1,772,758
73,813	American Electric Power Co., Inc.	2,456,497
58,106	Edison International	1,866,365
202,469	Entergy Corp.	16,831,248
154,738	FirstEnergy Corp.	7,517,172
128,229	PG&E Corp.	4,963,744
251,956	PPL Corp.	7,732,530

		43,140,314

TOTAL COMMON STOCKS
(Cost $573,039,627)		$431,433,441

		Interest
Shares		Rate	Value

Preferred Stock(a) – 1.2%
Diversified Financials – 1.2%
6,502,000	JPMorgan Chase & Co.	7.900%	$5,408,559

(Cost $6,279,794)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.3%
JPMorgan Chase Euro – Time Deposit
$15,192,342	0.040%	01/02/09	$15,192,342

(Cost $15,192,342)

TOTAL INVESTMENTS – 98.9%
(Cost $594,511,763)			$452,034,342

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			5,003,417

NET ASSETS – 100.0%			$457,037,759

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in securities, at value (identified cost $594,511,763)	$452,034,342
Receivables:
Fund shares sold	7,549,313
Dividends and interest	951,759
Investment securities sold	227,450
Securities lending income	437

Total assets	460,763,301

Liabilities:
Due to custodian	157,288
Payables:
Investment securities purchased	2,080,288
Fund shares redeemed	1,124,370
Amounts owed to affiliates	292,568
Accrued expenses	71,028

Total liabilities	3,725,542

Net Assets:
Paid-in capital	671,316,836
Accumulated undistributed net investment income	1,680,991
Accumulated net realized loss from investment transactions	(73,482,647)
Net unrealized loss on investments	(142,477,421)

NET ASSETS	$457,037,759

Net Assets:
Institutional	$389,838,033
Service	67,199,726

Total Net Assets	$457,037,759

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	48,909,566
Service	8,417,415

Net asset value, offering and redemption price per share:
Institutional	$7.97
Service	7.98

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends	$16,041,669
Interest (including securities lending income of $59,804)	771,236

Total investment income	16,812,905

Expenses:
Management fees	3,973,611
Transfer Agent fees(a)	105,954
Professional fees	90,939
Distribution and Service fees — Service Shares	45,423
Printing fees	43,094
Custody and accounting fees	26,088
Trustee fees	15,689
Other	13,226

Total expenses	4,314,024

Less — expense reductions	(7,061)

Net expenses	4,306,963

NET INVESTMENT INCOME	12,505,942

Realized and unrealized loss from investment transactions:
Net realized loss from investment transactions (includes realized loss from securities lending reinvestment vehicle of $154,236)	(70,374,348)
Net change in unrealized loss on investments	(161,720,945)

Net realized and unrealized loss from investment transactions	(232,095,293)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(219,589,351)

(a)	Institutional and Service Shares had Transfer Agent fees of $102,320 and $3,634, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$12,505,942	$9,037,913
Net realized gain (loss) from investment transactions	(70,374,348)	43,363,162
Net change in unrealized loss on investments	(161,720,945)	(48,550,141)

Net increase (decrease) in net assets resulting from operations	(219,589,351)	3,850,934

Distributions to shareholders:
From net investment income
Institutional Shares	(10,426,044)	(10,416,926)
Service Shares*	(1,665,474)	(1,613)
From net realized gains
Institutional Shares	(51,614)	(53,637,788)
Service Shares*	(8,404)	(8,300)

Total distributions to shareholders	(12,151,536)	(64,064,627)

From share transactions:
Proceeds from sales of shares	158,271,882	180,088,286
Reinvestments of distributions	12,151,536	64,064,627
Cost of shares redeemed	(53,617,957)	(43,981,650)

Net increase in net assets resulting from share transactions	116,805,461	200,171,263

TOTAL INCREASE (DECREASE)	(114,935,426)	139,957,570

Net assets:
Beginning of year	571,973,185	432,015,615

End of year	$457,037,759	$571,973,185

Accumulated undistributed net investment income	$1,680,991	$820,481

*	Service Shares commenced operations on July 24, 2007.

The accompanying notes are an integral part of these financial statements.
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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized					Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	From net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		to average		turnover
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,
2008 - Institutional	$12.53	$0.25	$(4.59)	$(4.34)	$(0.22)	$— (e)	$(0.22)	$7.97	(34.45)%	$389,838	0.81%		2.36%		0.81%		2.36%		69%
2008 - Service	12.52	0.19	(4.51)	(4.32)	(0.22)	— (e)	(0.22)	7.98	(34.32)	67,200	1.06		2.15		1.06		2.15		69

2007 - Institutional	13.91	0.25	(0.03)	0.22	(0.26)	(1.34)	(1.60)	12.53	1.49	571,883	0.85		1.75		0.85		1.75		79
2007 - Service(c)	14.71	0.15	(0.74)	(0.59)	(0.26)	(1.34)	(1.60)	12.52	(4.02)	90	0.94	(d)	3.11	(d)	1.09	(d)	2.96	(d)	79

2006 - Institutional	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		2.15		0.87		2.14		52

2005 - Institutional	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		1.77		0.88		1.77		46

2004 - Institutional	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86		1.75		0.86		1.75		58

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Service Shares commenced operations on July 24, 2007.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Next $3 billion ^	Next $3 billion ^	Over $8 billion ^	Effective Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

^	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such Transfer Agency services are calculated daily and payable monthly equal to an annual rate of 0.02% for the average daily net assets for the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAM did not make any reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, transfer agent fees was reduced by approximately $7,100.
At December 31, 2008, amounts owed to affiliates were approximately $273,200, $12,100 and $7,300 for Management, Distribution and Service and Transfer Agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instruments Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Investments in
Securities
Level	Long-Assets

Level 1	$431,433,441

Level 2	20,600,901

Level 3	—

Total	$452,034,342

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008 were $470,623,457 and $353,432,584, respectively. For the year ended December 31, 2008, Goldman Sachs earned approximately $24,600 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2008, GSAL earned $6,636 in fees as securities lending agent.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary income	$20,920,435	$12,094,419
Net long-term capital gains	43,144,192	57,117

Total taxable distributions	$64,064,627	$12,151,536

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$236,813

Capital loss carryforward:(1)
Expiring 2010	(152,979)
Expiring 2016	(59,284,938)

Total capital loss carryforward	$(59,437,917)

Timing difference (post October losses)	(6,441,430)
Unrealized loss — net	(148,636,543)

Total accumulated losses — net	$(214,279,077)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At December 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$600,670,885

Gross unrealized gain	5,156,192
Gross unrealized loss	(153,792,735)

Net unrealized security loss	$(148,636,543)

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales recognized for tax purposes and the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $446,086 and $833,733 to accumulated undistributed net investment income and paid-in-capital, respectively, from accumulated net realized loss on investments. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from differences related to the tax treatment of partnership and underlying fund investments, dividend redesignations and taxable overdistribution.

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2008

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	7,131,945	$79,934,336	12,554,047	$179,993,458
Reinvestment of distributions	1,380,456	10,477,658	5,059,614	64,054,714
Shares redeemed	(5,228,338)	(53,298,013)	(3,053,364)	(43,976,699)

	3,284,063	37,113,981	14,560,297	200,071,473

Service Shares*
Shares sold	8,227,960	78,337,546	6,760	94,828
Reinvestment of distributions	220,080	1,673,878	783	9,913
Shares redeemed	(37,799)	(319,944)	(369)	(4,951)

	8,410,241	79,691,480	7,174	99,790

NET INCREASE	11,694,304	$116,805,461	14,567,471	$200,171,263

*	Service Shares commenced operations on July 24, 2007.

 16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 Months
	Account Value	Account Value	Ended
Share Class	7/01/08	12/31/08	12/31/08*
Institutional
Actual	$1,000	$706.70	$3.47
Hypothetical 5% return	1,000	1,021.06 +	4.12

Service
Actual	1,000	706.80	4.46
Hypothetical 5% return	1,000	1,019.91 +	5.28

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios, and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2008, 100% of the dividends paid from net investment company taxable income by the Growth and Income Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Growth and Income Fund designates $57,117 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Growth and Income Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITG&IAR/18686.MF/02-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Structured U.S. Equity Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

During the last three months of 2008, the major market indices posted their fifth quarter in a row of negative returns, capping a challenging and turbulent period for global financial markets. The fourth quarter of the year started off dismally, with most major indices down over 15% in October alone. The S&P 500 Index and Russell 2000 Index returned approximately –16.8% and –20.8%, respectively, in October 2008, the worst monthly losses since the market crash of October 1987. Despite a modest rebound in most markets in December, the majority of equity indices were down significantly in 2008, in most cases retreating greater than 40% for the calendar year. The S&P 500 Index returned –36.92% for the year ended December 31, 2008. All ten sectors in the Index were down for the period, particularly the Financials –55.5% and Materials –45.7% sectors. The heavily-weighted Financials sector was also the largest detractor (weight times performance) from Index returns.

Investment Objective

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	4.9%	Energy
McDonald’s Corp.	3.1	Consumer Services
Gilead Sciences, Inc.	2.6	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	2.5	Energy
AT&T, Inc.	2.1	Telecommunication Services
Verizon Communications, Inc.	2.0	Telecommunication Services
Pfizer, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Procter & Gamble Co.	1.9	Household & Personal Products
Time Warner, Inc.	1.4	Media
Aflac, Inc.	1.4	Insurance

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the 12-month period ended December 31, 2008, the Fund’s Institutional and Service Shares generated average annual returns of –36.92% and –37.05%, respectively. These returns compare to the –36.92% average annual return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Despite extreme levels of market distress during the latter half of 2008, performance of the Fund was relatively flat versus its benchmark during the reporting period. Although our investment themes fared well on a relative basis for the 12-month period ended December 31, 2008, especially Quality, they generally produced better results in less liquid names (i.e., stocks with less trading volume). Since we generally prefer to trade more liquid names, the portfolio was not able to fully benefit from these investment theme exposures. Management, Momentum, Sentiment and Profitability also added value to excess returns, albeit to a lesser extent. In contrast, Valuation detracted from relative returns for the period.

Among sectors, stock selection was most successful in the Financials sector for the period. Conversely, holdings within the Energy, Telecommunication Services and Consumer Discretionary sector lagged their peers in the benchmark the most.

The development of more proprietary signals is an ongoing part of our research process that, we believe, will continue to provide value over the long-term. We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Investment Strategies Team

January 16, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”)-Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Principal Investment Strategies and Risks

The VIT-Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in the category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 5.3% of the Fund’s net assets at December 31, 2008.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in the Institutional Shares at net asset value per share (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return Through December 31, 2008	One Year	Five Years	Ten Years	Since Inception

Institutional Shares (commenced February 13, 1998)	−36.92%	−3.05%	−1.53%	−0.16%
Service Shares (commenced January 9, 2006)	−37.05%	n/a	n/a	−12.32%

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 97.9%
Automobiles & Components – 0.2%
41,000	Johnson Controls, Inc.	$744,560

Banks – 2.9%
6,987	Bancorpsouth, Inc.	163,216
9,725	BB&T Corp.	267,048
86,634	Hudson City Bancorp, Inc.	1,382,679
21,839	Marshall & Ilsley Corp.(a)	297,884
9,527	PNC Financial Services Group, Inc.	466,823
195,737	Regions Financial Corp.(a)	1,558,066
30,585	SunTrust Banks, Inc.	903,481
268,143	Synovus Financial Corp.	2,225,587
25,106	U.S. Bancorp	627,901
178,545	Wells Fargo & Co.	5,263,507

		13,156,192

Capital Goods – 6.1%
44,888	AGCO Corp.*(b)	1,058,908
33,615	Caterpillar, Inc.	1,501,582
9,172	Deere & Co.	351,471
177,571	Emerson Electric Co.	6,500,874
12,966	Fastenal Co.	451,865
88,896	General Dynamics Corp.	5,119,521
380,992	General Electric Co.	6,172,070
15,489	Illinois Tool Works, Inc.	542,890
16,224	Lockheed Martin Corp.	1,364,114
23,624	Northrop Grumman Corp.	1,064,025
10,137	Toro Co.	334,521
72,515	Tyco International Ltd.	1,566,324
13,958	United Technologies Corp.	748,149
12,098	W.W. Grainger, Inc.	953,806

		27,730,120

Commercial & Professional Services – 0.3%
11,306	Manpower, Inc.	384,291
38,665	Robert Half International, Inc.	805,005

		1,189,296

Consumer Durables & Apparel – 0.3%
37,176	Centex Corp.	395,553
19,027	Coach, Inc.*	395,191
11,425	Fortune Brands, Inc.	471,624

		1,262,368

Consumer Services – 4.5%
5,073	Apollo Group, Inc. Class A*	388,693
223,442	McDonald’s Corp.	13,895,858
39,891	Panera Bread Co. Class A*(a)	2,083,906
118,367	Yum! Brands, Inc.	3,728,561

		20,097,018

Diversified Financials – 7.4%
49,455	American Express Co.	917,390
314,656	Bank of America Corp.(b)	4,430,356
12,246	BlackRock, Inc.	1,642,801
57,292	Capital One Financial Corp.	1,827,042
107,075	Citigroup, Inc.	718,473
16,174	CME Group, Inc.	3,365,971
139,269	Eaton Vance Corp.	2,926,042
18,852	Federated Investors, Inc. Class B	319,730
2,603	Franklin Resources, Inc.	166,019
160,233	JPMorgan Chase & Co.	5,052,147
78,518	Moody’s Corp.(a)	1,577,427
26,697	NYSE Euronext	730,964
116,866	SEI Investments Co.	1,835,965
24,006	State Street Corp.	944,156
53,098	T. Rowe Price Group, Inc.	1,881,793
120,304	The Bank of New York Mellon Corp.	3,408,212
93,471	The Charles Schwab Corp.	1,511,426

		33,255,914

Energy – 14.9%
43,588	Alpha Natural Resources, Inc.*	705,690
47,772	Apache Corp.(b)	3,560,447
151,987	Chevron Corp.	11,242,478
9,128	Cimarex Energy Co.	244,448
67,688	ConocoPhillips	3,506,238
58,627	Devon Energy Corp.	3,852,380
18,941	EOG Resources, Inc.	1,261,092
278,342	Exxon Mobil Corp.	22,220,042
49,130	FMC Technologies, Inc.*	1,170,768
74,753	Halliburton Co.	1,359,010
23,216	Hess Corp.	1,245,306
54,792	Murphy Oil Corp.	2,430,025
62,570	Occidental Petroleum Corp.	3,753,574
17,029	Pioneer Natural Resources Co.	275,529
27,427	Schlumberger Ltd.	1,160,985
54,313	Southwestern Energy Co.*	1,573,448
33,440	Sunoco, Inc.(a)	1,453,302
172,478	Tesoro Corp.	2,271,535
18,027	Ultra Petroleum Corp.*	622,112
128,143	Valero Energy Corp.	2,773,015
32,325	W&T Offshore, Inc.	462,894

		67,144,318

Food & Staples Retailing – 3.6%
109,645	BJ’s Wholesale Club, Inc.*(a)	3,756,438
53,013	Costco Wholesale Corp.	2,783,183
213,152	The Kroger Co.	5,629,344
74,691	Wal-Mart Stores, Inc.	4,187,177

		16,356,142

Food, Beverage & Tobacco – 5.9%
229,898	Altria Group, Inc.	3,462,264
36,080	Archer-Daniels-Midland Co.	1,040,186
4,649	Brown-Forman Corp. Class B	239,377
79,779	Bunge Ltd.(a)	4,130,159
26,882	Campbell Soup Co.	806,729
17,378	Coca-Cola Enterprises, Inc.	209,057
16,419	Corn Products International, Inc.	473,688
13,908	Dr. Pepper Snapple Group, Inc.*	226,005
30,430	Hansen Natural Corp.*(a)	1,020,318
15,409	Hormel Foods Corp.	478,912

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

107,270	Lorillard, Inc.	$6,044,664
18,156	PepsiCo, Inc.	994,404
127,454	Philip Morris International, Inc.	5,545,524
11,127	The Hershey Co.	386,552
42,289	Tyson Foods, Inc. Class A	370,452
15,308	UST, Inc.	1,062,069

		26,490,360

Health Care Equipment & Services – 2.8%
56,206	AmerisourceBergen Corp.	2,004,306
3,349	Baxter International, Inc.	179,473
20,630	Becton, Dickinson and Co.	1,410,886
277,672	Boston Scientific Corp.*	2,149,181
6,463	Cardinal Health, Inc.	222,779
24,289	Express Scripts, Inc.*	1,335,409
17,289	HLTH Corp.*	180,843
94,933	Medco Health Solutions, Inc.*	3,978,642
11,761	Medtronic, Inc.	369,531
19,650	Varian Medical Systems, Inc.*	688,536

		12,519,586

Household & Personal Products – 3.7%
4,749	Alberto-Culver Co.	116,398
63,394	Avon Products, Inc.	1,523,358
80,273	Colgate-Palmolive Co.	5,501,911
55,508	Herbalife Ltd.	1,203,414
138,200	Procter & Gamble Co.	8,543,524

		16,888,605

Insurance – 2.7%
141,975	Aflac, Inc.	6,508,134
18,404	First American Corp.	531,691
19,872	MetLife, Inc.	692,738
4,499	Nationwide Financial Services, Inc. Class A	234,893
8,589	Reinsurance Group of America, Inc.	367,781
10,364	The Chubb Corp.	528,564
55,315	The Progressive Corp.	819,215
55,603	The Travelers Companies, Inc.	2,513,256

		12,196,272

Materials – 1.6%
4,944	Aptargroup, Inc.	174,227
19,985	E.I. du Pont de Nemours & Co.	505,621
10,463	Ecolab, Inc.	367,774
84,400	Monsanto Co.	5,937,540
5,000	Sonoco Products Co.	115,800
11,973	Southern Copper Corp.(a)	192,286

		7,293,248

Media – 3.2%
197,096	Comcast Corp. Class A	3,326,981
23,746	Comcast Corp. Special Class A	383,498
66,418	The DIRECTV Group, Inc.*	1,521,636
100,805	The Walt Disney Co.	2,287,265
648,049	Time Warner, Inc.	6,519,373
36,348	Virgin Media, Inc.(a)	181,377

		14,220,130

Pharmaceuticals, Biotechnology & Life Sciences – 11.5%
4,948	Abbott Laboratories	264,075
77,305	Amgen, Inc.*	4,464,364
38,065	Biogen Idec, Inc.*	1,813,036
8,165	Celgene Corp.*	451,361
156,093	Eli Lilly & Co.	6,285,865
29,583	Facet Biotech Corp.*	283,699
224,279	Gilead Sciences, Inc.*(a)	11,469,628
83,486	Johnson & Johnson	4,994,967
107,746	King Pharmaceuticals, Inc.*(a)	1,144,262
142,870	Merck & Co., Inc.	4,343,248
38,243	PDL BioPharma, Inc.	236,342
503,715	Pfizer, Inc.	8,920,793
221,934	Schering-Plough Corp.	3,779,536
1	Teva Pharmaceutical Industries Ltd. ADR	30
7,630	Thermo Fisher Scientific, Inc.*	259,954
80,627	Wyeth	3,024,319

		51,735,479

Real Estate – 1.3%
12,991	AvalonBay Communities, Inc. (REIT)(a)	786,995
10,560	Equity Residential (REIT)	314,899
19,187	Jones Lang LaSalle, Inc.(a)	531,480
63,487	Nationwide Health Properties, Inc. (REIT)(a)	1,823,346
39,859	Simon Property Group, Inc. (REIT)	2,117,709
13,178	SL Green Realty Corp. (REIT)	341,310

		5,915,739

Retailing – 1.3%
44,610	Dollar Tree, Inc.*(a)	1,864,698
14,404	Family Dollar Stores, Inc.	375,513
8,296	Genuine Parts Co.	314,087
46,705	PetSmart, Inc.	861,707
63,381	Ross Stores, Inc.	1,884,317
3,455	The Sherwin-Williams Co.	206,436
9,947	Urban Outfitters, Inc.*	149,006

		5,655,764

Semiconductors & Semiconductor Equipment – 1.9%
66,494	Broadcom Corp. Class A*	1,128,403
292,109	Intel Corp.	4,282,318
104,013	LSI Corp.*	342,203
184,599	Texas Instruments, Inc.	2,864,976

		8,617,900

Software & Services – 5.9%
186,601	Accenture Ltd. Class A	6,118,647
132,513	Adobe Systems, Inc.*	2,821,202
34,380	Autodesk, Inc.*	675,567
85,002	eBay, Inc.*	1,186,628

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)

17,923	Google, Inc. Class A*	$5,514,011
331,062	Microsoft Corp.	6,435,845
98,467	Oracle Corp.*	1,745,820
87,050	Symantec Corp.*	1,176,916
47,533	VeriSign, Inc.*	906,929

		26,581,565

Technology Hardware & Equipment – 6.0%
68,264	Apple, Inc.*	5,826,333
358,072	Cisco Systems, Inc.*	5,836,574
79,175	Dell, Inc.*	810,752
134,207	EMC Corp.*	1,405,147
116,908	Hewlett-Packard Co.	4,242,591
56,483	Ingram Micro, Inc. Class A*	756,307
36,861	International Business Machines Corp.	3,102,222
50,659	Motorola, Inc.	224,419
124,319	NetApp, Inc.*	1,736,737
84,582	QUALCOMM, Inc.	3,030,573
67,833	Tellabs, Inc.*	279,472

		27,251,127

Telecommunication Services – 4.4%
327,766	AT&T, Inc.	9,341,331
725,843	Sprint Nextel Corp.*	1,328,293
269,734	Verizon Communications, Inc.	9,143,982

		19,813,606

Transportation – 3.1%
3,648	Burlington Northern Santa Fe Corp.	276,190
8,641	C.H. Robinson Worldwide, Inc.	475,514
14,263	CSX Corp.	463,120
44,019	Expeditors International of Washington, Inc.	1,464,512
30,381	FedEx Corp.	1,948,941
171,216	J.B. Hunt Transport Services, Inc.(a)	4,497,844
15,457	Landstar System, Inc.	594,013
11,756	Norfolk Southern Corp.	553,120
37,329	Union Pacific Corp.	1,784,326
36,898	United Parcel Service, Inc. Class B	2,035,294

		14,092,874

Utilities – 2.4%
119,700	Duke Energy Corp.	1,796,697
88,153	Exelon Corp.	4,902,188
18,349	FirstEnergy Corp.	891,394
19,299	Integrys Energy Group, Inc.	829,471
36,814	NRG Energy, Inc.(a)	858,871
55,914	PPL Corp.	1,716,001

		10,994,622

TOTAL COMMON STOCKS
(Cost $542,300,805)		$441,202,805

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 2.2%
JPMorgan Chase Euro – Time Deposit
$9,802,011	0.040%	01/02/09	$9,802,011
(Cost $9,802,011)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $552,102,816)			$451,004,816

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c) – 5.3%
Boston Global Investment Trust – Enhanced Portfolio II
24,236,973	1.410%	$23,921,892
(Cost $23,812,721)

TOTAL INVESTMENTS – 105.4%
(Cost $575,915,537)		$474,926,708

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.4)%		(24,196,745)

NET ASSETS – 100.0%		$450,729,963

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

Investment Abbreviations:
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement		Unrealized
Type	Long	Month	Notional Value	Gain

S&P 500 E-mini	155	March 2009	$6,975,775	$214,753

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in securities, at value (identified cost $552,102,816)(a)	$451,004,816
Securities lending reinvestment vehicle, at value (identified cost $23,812,721)	23,921,892
Receivables:
Fund shares sold	841,368
Dividends and interest	668,403
Investment securities sold	554,072
Due from broker — variation margin	92,225
Securities lending income	21,383
Reimbursement from investment adviser	14,853

Total assets	477,119,012

Liabilities:
Payables:
Payable upon return of securities loaned	25,077,207
Fund shares redeemed	378,707
Amounts owed to affiliates	266,716
Accrued expenses and other liabilities	666,419

Total liabilities	26,389,049

Net Assets:
Paid-in capital	757,537,315
Accumulated undistributed net investment income	1,333,285
Accumulated net realized loss from investment and futures transactions	(207,366,561)
Net unrealized loss on investments and futures	(100,774,076)

NET ASSETS	$450,729,963

Net Assets:
Institutional	$344,144,458
Service	106,585,505

Total Net Assets	$450,729,963

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	43,094,365
Service	13,327,670

Net asset value, offering and redemption price per share:
Institutional	$7.99
Service	8.00

(a)	Includes loaned securities having a market value of $24,985,637.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends	$15,324,030
Interest (including securities lending income of $237,318)	359,916

Total investment income	15,683,946

Expenses:
Management fees	4,536,113
Distribution and Service fees — Service Shares	394,991
Transfer Agent fees(a)	139,560
Printing fees	101,821
Custody and accounting fees	95,652
Professional fees	90,225
Trustee fees	15,689
Other	18,524

Total expenses	5,392,575

Less — expense reductions	(90,314)

Net expenses	5,302,261

NET INVESTMENT INCOME	10,381,685

Realized and unrealized gain (loss) from investment and futures transactions:
Net realized loss from:
Investment transactions (includes realized loss from securities lending reinvestment vehicle of $(1,264,486))	(159,807,511)
Futures transactions	(4,355,122)
Net change in unrealized gain (loss) on:
Investments (net of change in unrealized gain on securities lending reinvestment vehicle of $109,171)	(147,789,450)
Futures	214,753

Net realized and unrealized loss from investment and futures transactions	(311,737,330)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(301,355,645)

(a)	Institutional and Service Shares had Transfer Agent fees of $107,964 and $31,596, respectively.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$10,381,685	$11,126,996
Net realized gain (loss) from investment and futures transactions	(164,162,633)	89,223,736
Net change in unrealized loss on investments and futures	(147,574,697)	(112,448,615)

Net decrease in net assets resulting from operations	(301,355,645)	(12,097,883)

Distributions to shareholders:
From net investment income
Institutional Shares	(7,626,004)	(8,387,116)
Service Shares	(2,046,496)	(2,111,011)
From net realized gains
Institutional Shares	(4,278,205)	(58,850,904)
Service Shares	(1,333,264)	(16,150,952)

Total distributions to shareholders	(15,283,969)	(85,499,983)

From share transactions:
Proceeds from sales of shares	12,580,702	21,372,414
Reinvestments of distributions	15,283,969	85,499,983
Cost of shares redeemed	(218,640,245)	(223,288,554)

Net decrease in net assets resulting from share transactions	(190,775,574)	(116,416,157)

TOTAL DECREASE	(507,415,188)	(214,014,023)

Net assets:
Beginning of year	958,145,151	1,172,159,174

End of year	$450,729,963	$958,145,151

Accumulated undistributed net investment income	$1,333,285	$628,869

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from													Ratios assuming no
		Investment operations			Distributions to shareholders										expense reductions
			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized							Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	From net		Net asset		end of	net expenses		income to		expenses		income to		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	value, end	Total	year	to average		average		to average		average		turnover
Year — Share Class	of year	income(a)	gain (loss)	operations	income	gains	distributions	of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008 — Institutional	$13.16	$0.17	$(5.06)	$(4.89)	$(0.18)	$(0.10)	$(0.28)	$7.99	(36.92)%	$344,144	0.71%		1.53%		0.72%		1.52%		110%
2008 — Service	13.16	0.14	(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		1.34		0.97		1.29		110

2007 — Institutional	14.67	0.15	(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(c)	1.02	(c)	0.72	(c)	1.01	(c)	125
2007 — Service	14.67	0.14	(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.79	(c)	0.94	(c)	0.97	(c)	0.76	(c)	125

2006 — Institutional	13.13	0.14	1.55	1.69	(0.15)	—	(0.15)	14.67	12.89	910,345	0.72		1.01		0.72		1.01		99
2006 — Service(d)	13.54	0.13	1.14	1.27	(0.14)	—	(0.14)	14.67	9.38	261,814	0.80	(e)	0.92	(e)	0.97	(e)	0.75	(e)	99

2005 — Institutional	12.42	0.13	0.68	0.81	(0.10)	—	(0.10)	13.13	6.51	820,394	0.74		1.00		0.76		0.99		109

2004 — Institutional	10.92	0.14	1.49	1.63	(0.13)	—	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Service Shares commenced operations on January 9, 2006.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the Unites States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

E. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. For futures contracts, the Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under the contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3. AGREEMENTS (continued)

For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion ^	Next $3 billion ^	Over $8 billion ^	Effective Rate

0.65%	0.59%	0.56%	0.55%	0.54%	0.65%

^	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Services Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2008, Goldman Sachs waived approximately $63,200 in Distribution and Service fees for the Fund’s Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has also voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.044% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAM reimbursed approximately $14,800 to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, transfer agent fees were reduced by approximately $12,300.
At December 31, 2008, the amounts owed to affiliates were approximately $240,800, $18,500 and $7,400 for Management, Distribution and Service, and Transfer Agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and the other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

	Investments in Securities Long —
Level	Assets	Derivatives — Assets

Level 1	$441,202,805	$214,753

Level 2	33,723,903	—

Level 3	—	—

Total	$474,926,708	$214,753

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008, were $764,805,177 and $960,062,216, respectively. For the year ended December 31, 2008, Goldman Sachs earned approximately $1,600 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
Effective October 7, 2008, the Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10%, on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II primarily invests in short-term investments, but is not a “money

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

6. SECURITIES LENDING (continued)

market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Prior to October 7, 2008, the Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2008, GSAL earned $26,418 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2008 was $4,975,200.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary income	$10,498,127	$9,672,537
Net long-term capital gains	75,001,856	5,611,432

Total taxable distributions	$85,499,983	$15,283,969

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,263,926

Capital loss carryforward:(1)
Expiring 2009	$(6,902,391)
Expiring 2010	(31,739,316)
Expiring 2016	(100,032,013)

Total capital loss carryforward	$(138,673,720)

Timing differences (post - October losses)	(57,379,511)
Unrealized loss — net	(112,018,047)

Total accumulated losses — net	$(306,807,352)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At December 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$586,944,755

Gross unrealized gain	15,625,098
Gross unrealized loss	(127,643,145)

Net unrealized security loss	$(112,018,047)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes, mark to market gains on regulated futures contracts and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $4,769 from accumulated undistributed net investment income to accumulated net realized loss from investment transactions. These

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

7. TAX INFORMATION (continued)

reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from dividend redesignations and partnership investments.

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,036,638	$10,604,402	1,297,781	$19,077,072
Reinvestment of distributions	1,564,285	11,904,209	5,047,899	67,238,024
Shares redeemed	(16,656,572)	(186,803,202)	(11,241,957)	(167,665,376)

	(14,055,649)	(164,294,591)	(4,896,277)	(81,350,280)

Service Shares
Shares sold	203,939	1,976,300	154,935	2,295,342
Reinvestment of distributions	442,956	3,379,760	1,371,018	18,261,959
Shares redeemed	(2,969,078)	(31,837,043)	(3,719,403)	(55,623,178)

	(2,322,183)	(26,480,983)	(2,193,450)	(35,065,877)

NET DECREASE	(16,377,832)	$(190,775,574)	(7,089,727)	$(116,416,157)

 18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/08	12/31/08		12/31/08*
Institutional
Actual	$1,000	$710.40		$3.05
Hypothetical 5% return	1,000	1,021.57	+	3.61

Service
Actual	1,000	709.60		3.95
Hypothetical 5% return	1,000	1,020.51	+	4.67

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.92% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

23

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2008, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,611,432 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008.

 24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITSTRUCUSAR/08-02-09/118686 MF/

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Structured Small Cap Equity Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

During the last three months of 2008, the major market indices posted their fifth quarter in a row of negative returns, capping a challenging and turbulent period for global financial markets. The fourth quarter of the year started off dismally, with most major indices down over 15% in October alone. The S&P 500 Index and Russell 2000 Index returned approximately –16.8% and –20.8%, respectively, the worst monthly losses since the market crash of October 1987. Despite a modest rebound in most markets in December, the majority of equity indices were down significantly in 2008, in most cases retreating greater than 40% for the calendar year. The Russell 2000 Index returned –33.71% for the 12-month period ended December 31, 2008. All ten sectors in the Index were down for the period, particularly the Energy (–50.5%) and Telecommunication Services (–49.6%) sectors. The heavily-weighted Information Technology sector was the largest detractor (weight times performance) from Index returns.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Portland General Electric Co.	1.0%	Utilities
First Bancorp	0.9	Banks
New Jersey Resources Corp.	0.8	Utilities
IPC Holdings Ltd.	0.8	Insurance
Cathay General Bancorp	0.7	Banks
Panera Bread Co. Class A	0.6	Consumer Services
Nationwide Health Properties, Inc.	0.6	Real Estate
Silicon Image, Inc.	0.6	Semiconductor Equipment
Realty Income Corp.	0.6	Real Estate
Omega Healthcare Investors, Inc.	0.6	Real Estate

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the 12-month period ended December 31, 2008, the Fund’s Institutional and Service Shares generated average annual returns of –33.95% and –34.16%, respectively. These returns compare to the –33.71% average annual return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

The relative performance of the Fund was modestly lower than that of its benchmark during the reporting period. Although our investment themes fared well on a relative basis for the 12-month period ended December 31, 2008, especially Momentum, Profitability and Quality, they generally produced better results in less liquid names (i.e., stocks with less trading volume). Since we generally prefer to trade more liquid names, the portfolio was not able to fully benefit from these investment theme exposures. Elsewhere, Sentiment, Valuation and Management also added value to excess returns, albeit to a lesser extent.

Among sectors, the Fund’s Consumer Discretionary holdings were the largest detractors from relative performance. The Fund’s exposure to stocks in the Information Technology and Industrials sectors were also negative contributors to relative performance. Conversely, stock selection was most successful in the Healthcare sector during the reporting period.

The development of less crowded proprietary signals is an ongoing part of our research process that, we believe, will continue to provide value over the long-term. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Investment Strategies Team

January 16, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

The VIT — Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from CIGS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 9.8% of the Fund’s net assets at December 31, 2008.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
December 31, 2008

The following graph shows the value as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in Institutional Shares at net asset value per share (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return Through December 31, 2008	One Year	Five Years	Ten Years	Since Inception

Institutional Shares (commenced February 13, 1998)	−33.95%	−5.25%	1.71%	0.66%

Service Shares (commenced August 31, 2007)	−34.16%	n/a	n/a	−30.08%

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 96.8%
Automobiles & Components – 0.2%
13,687	ArvinMeritor, Inc.(a)	$39,008
12,175	Exide Technologies*	64,406
1,900	Fuel Systems Solutions, Inc.*	62,244
4,651	Spartan Motors, Inc.	21,999
8,504	Stoneridge, Inc.*	38,778

		226,435

Banks – 8.8%
3,894	1st Source Corp.	92,015
21,107	Amcore Financial, Inc.	76,407
15,039	Bancorpsouth, Inc.	351,311
2,344	BancTrust Financial Group, Inc.	34,597
5,626	Banner Corp.(a)	52,941
21,228	Brookline Bancorp, Inc.(a)	226,078
6,064	Cardinal Financial Corp.	34,504
3,227	Cascade Bancorp(a)	21,782
25,416	Cathay General Bancorp(a)	603,630
12,296	Central Pacific Financial Corp.	123,452
8,505	Columbia Banking System, Inc.	101,465
38,540	CVB Financial Corp.(a)	458,626
2,074	Dime Community Bancshares	27,584
12,991	East West Bancorp, Inc.	207,466
72,689	First Bancorp(a)	809,755
821	First Citizens BancShares, Inc. Class A	125,449
705	First Financial Corp.	28,898
6,523	First Niagara Financial Group, Inc.	105,477
7,440	FirstMerit Corp.	153,190
22,087	Frontier Financial Corp.(a)	96,299
8,748	Green Bankshares, Inc.(a)	118,444
740	Hancock Holding Co.	33,640
11,479	Hanmi Financial Corp.	23,647
13,392	Heritage Commerce Corp.	150,526
2,712	Home Bancshares, Inc.	73,088
7,897	International Bancshares Corp.	172,392
5,927	Investors Bancorp, Inc.*	79,600
2,219	Lakeland Financial Corp.	52,857
1,345	MainSource Financial Group, Inc.	20,848
1,145	MB Financial, Inc.	32,003
27,658	Nara Bancorp, Inc.	271,878
9,772	Pacific Capital Bancorp NA	164,951
6,275	Pinnacle Financial Partners, Inc.*	187,058
9,413	Provident Bankshares Corp.	90,930
26,888	Provident Financial Services, Inc.	411,386
10,362	Renasant Corp.	176,465
30,761	Sterling Bancshares, Inc.	187,027
26,018	Sterling Financial Corp.	228,958
17,493	Susquehanna Bancshares, Inc.(a)	278,314
6,012	SVB Financial Group*	157,695
3,852	Synovus Financial Corp.	31,972
3,227	TFS Financial Corp.	41,628
2,248	The South Financial Group, Inc.	9,711
5,332	TriCo Bancshares	133,140
4,374	Trustmark Corp.	94,435
19,981	UCBH Holdings, Inc.	137,469
36,532	Umpqua Holdings Corp.(a)	528,618
1,204	Union Bankshares Corp.	29,859
2,343	Washington Federal, Inc.	35,051
1,887	Wilmington Trust Corp.	41,967
27,665	Wilshire Bancorp, Inc.(a)	251,198
7,519	Wintrust Financial Corp.	154,666
2,078	Yadkin Valley Financial Corp.	29,612

		8,161,959

Capital Goods – 8.4%
9,434	A.O. Smith Corp.(a)	278,492
3,999	AAR Corp.*	73,622
14,503	Acuity Brands, Inc.	506,300
9,969	AGCO Corp.*(b)	235,169
1,478	American Science & Engineering, Inc.	109,313
9,243	American Woodmark Corp.	168,500
3,639	Applied Industrial Technologies, Inc.	68,850
1,456	Applied Signal Technology, Inc.	26,121
4,223	Armstrong World Industries, Inc.	91,301
14,400	Baldor Electric Co.	257,040
14,597	Belden, Inc.	304,785
5,723	Ceradyne, Inc.*	116,234
3,803	Curtiss-Wright Corp.	126,982
2,311	Ducommun, Inc.	38,594
2,372	Dycom Industries, Inc.*	19,498
8,883	DynCorp International, Inc. Class A*	134,755
6,811	EMCOR Group, Inc.*	152,771
13,926	Encore Wire Corp.(a)	264,037
3,081	Esterline Technologies Corp.*	116,739
10,252	Gibraltar Industries, Inc.	122,409
6,736	Graco, Inc.	159,845
12,107	GrafTech International Ltd.*	100,730
6,206	Granite Construction, Inc.	272,630
16,118	Hexcel Corp.*	119,112
3,630	IDEX Corp.	87,665
1,055	Lincoln Electric Holdings, Inc.	53,731
1,491	Lindsay Corp.	47,399
43,981	LSI Industries, Inc.	302,150
4,511	MasTec, Inc.*	52,237
706	Michael Baker Corp.*	26,058
4,335	Mueller Industries, Inc.	108,722
4,203	Mueller Water Products, Inc. Class A(a)	35,305
6,293	NACCO Industries, Inc. Class A	235,421
8,055	NCI Building Systems, Inc.*(a)	131,297
976	Nordson Corp.	31,515
13,193	Orbital Sciences Corp.*	257,659
3,061	Powell Industries, Inc.*	88,830
75,691	Power-One, Inc.*	90,072
2,714	Regal-Beloit Corp.	103,105
4,467	Sauer-Danfoss, Inc.	39,086
15,468	Taser International, Inc.*	81,671
9,653	Tecumseh Products Co. Class A*	92,476
7,720	The Gorman-Rupp Co.	240,246
13,523	Titan Machinery, Inc.*	190,133
13,369	Toro Co.	441,177

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)

1,863	Trex Co., Inc.*	$30,665
4,768	Universal Forest Products, Inc.	128,307
39,212	Wabash National Corp.	176,454
8,227	Wabtec Corp.(a)	327,023
818	Watsco, Inc.	31,411
21,267	Woodward Governor Co.	489,566

		7,783,210

Commercial & Professional Services – 4.6%
4,142	ABM Industries, Inc.	78,905
19,542	ACCO Brands Corp.*	67,420
6,063	Administaff, Inc.	131,446
10,623	Amrep Corp.*	332,288
2,099	ATC Technology Corp.*	30,708
13,905	Casella Waste Systems, Inc. Class A*	56,732
11,633	CDI Corp.	150,531
26,797	Comfort Systems USA, Inc.	285,656
4,127	EnergySolutions, Inc.	23,318
12,413	Heidrick & Struggles International, Inc.	267,376
13,072	Herman Miller, Inc.	170,328
8,104	HNI Corp.(a)	128,367
15,445	Hudson Highland Group, Inc.*	51,741
7,566	ICT Group, Inc.*	34,652
14,427	Kelly Services, Inc. Class A	187,695
11,852	Kforce, Inc.*	91,023
22,187	Kimball International, Inc. Class B	191,030
7,779	Knoll, Inc.	70,167
5,150	Korn/Ferry International*	58,813
65,281	MPS Group, Inc.*	491,566
5,293	On Assignment, Inc.*	30,011
21,209	PRG-Schultz International, Inc.*	86,533
8,384	Resources Connection, Inc.*	137,330
1,400	School Specialty, Inc.*	26,768
102,806	Spherion Corp.*	227,201
4,180	The Standard Register Co.	37,328
14,951	TrueBlue, Inc.*	143,081
14,667	United Stationers, Inc.*	491,198
23,877	Volt Information Sciences, Inc.*	172,631

		4,251,843

Consumer Durables & Apparel – 2.3%
19,044	American Greetings Corp. Class A	144,163
19,300	Carter’s, Inc.*	371,718
9,768	Centex Corp.	103,932
1,243	Cherokee, Inc.(a)	21,566
1,268	Columbia Sportswear Co.	44,849
722	CSS Industries, Inc.	12,808
35,314	Fuqi International, Inc.*	221,066
2,362	Harman International Industries, Inc.	39,516
3,470	Hooker Furniture Corp.	26,580
4,197	Kenneth Cole Productions, Inc. Class A	29,715
3,443	M/I Homes, Inc.	36,289
5,444	Maidenform Brands, Inc.*	55,257
4,260	Marine Products Corp.	23,941
23,193	Nautilus, Inc.*(a)	51,257
7,103	Oxford Industries, Inc.	62,293
14,355	Polaris Industries, Inc.(a)	411,271
17,241	Quiksilver, Inc.*	31,724
7,658	RC2 Corp.*	81,711
7,223	Steven Madden Ltd.*	153,994
7,302	Tempur-Pedic International, Inc.	51,771
6,386	Tupperware Brands Corp.	144,962

		2,120,383

Consumer Services – 3.9%
6,206	AFC Enterprises, Inc.*	29,106
3,526	American Public Education, Inc.*	131,132
2,498	Ameristar Casinos, Inc.	21,583
11,455	Bob Evans Farms, Inc.	234,026
8,379	Buffalo Wild Wings, Inc.*	214,921
10,055	California Pizza Kitchen, Inc.*	107,790
824	Capella Education Co.*(a)	48,418
2,800	Career Education Corp.*	50,232
9,465	CEC Entertainment, Inc.*	229,526
1,779	Chipotle Mexican Grill, Inc. Class B*(b)	101,919
22,250	CKE Restaurants, Inc.	193,130
5,316	Corinthian Colleges, Inc.*	87,023
1,255	Cracker Barrel Old Country Store, Inc.	25,840
3,804	DineEquity, Inc.	43,974
5,995	Einstein Noah Restaurant Group, Inc.*	34,471
6,423	Gaylord Entertainment Co.*	69,625
1,447	ITT Educational Services, Inc.*	137,436
1,026	Jack in the Box, Inc.*	22,664
7,369	Landry’s Restaurants, Inc.	85,480
4,869	Life Time Fitness, Inc.*(a)	63,054
56,840	O’Charleys, Inc.	113,680
11,174	Panera Bread Co. Class A*(a)	583,730
19,883	Papa John’s International, Inc.*	366,444
1,740	PF Chang’s China Bistro, Inc.*	36,436
3,630	Pre-Paid Legal Services, Inc.*(a)	135,363
10,545	Regis Corp.	153,219
4,905	The Cheesecake Factory*	49,541
8,376	WMS Industries, Inc.*	225,314

		3,595,077

Diversified Financials – 3.4%
84,255	Advance America, Cash Advance Centers, Inc.	159,242
24,660	Apollo Investment Corp.	229,585
478	Capital Southwest Corp.	51,700
7,739	Cash America International, Inc.	211,662
28,362	Compass Diversified Holdings	319,072
24,829	CompuCredit Corp.*(a)	137,304
12,156	Eaton Vance Corp.	255,398
3,774	Encore Capital Group, Inc.*	27,173
11,207	Financial Federal Corp.	260,787
908	GAMCO Investors, Inc. Class A	24,807

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Diversified Financials – (continued)

35,956	GFI Group, Inc.	$127,284
1,333	Greenhill & Co., Inc.	93,003
23,345	Knight Capital Group, Inc. Class A*	377,022
5,069	LaBranche & Co., Inc.*	24,280
13,566	PHH Corp.*	172,695
1,628	Portfolio Recovery Associates, Inc.*	55,092
32,455	SEI Investments Co.	509,868
5,429	World Acceptance Corp.*(a)	107,277

		3,143,251

Energy – 5.9%
10,400	Alpha Natural Resources, Inc.*	168,376
3,012	Basic Energy Services, Inc.*	39,277
27,757	Berry Petroleum Co. Class A	209,843
9,240	Bill Barrett Corp.*	195,241
1,591	Cabot Oil & Gas Corp.	41,366
12,948	Callon Petroleum Co.*	33,665
6,331	CARBO Ceramics, Inc.(a)	224,940
1,855	Clayton Williams Energy, Inc.*	84,291
2,106	Complete Production Services, Inc.*	17,164
10,677	Comstock Resources, Inc.*	504,488
1,726	Concho Resources, Inc.*	39,387
16,033	Crosstex Energy, Inc.	62,529
6,612	Encore Acquisition Co.*	168,738
44,107	EXCO Resources, Inc.*	399,609
15,338	General Maritime Corp.	165,648
3,497	Holly Corp.	63,750
16,759	International Coal Group, Inc.*	38,546
3,696	Lufkin Industries, Inc.	127,512
11,542	McMoRan Exploration Co.*	113,112
5,745	Oil States International, Inc.*	107,374
1,847	Overseas Shipholding Group, Inc.	77,777
5,018	Precision Drilling Trust(a)	42,101
43,229	Rosetta Resources, Inc.*	306,061
33,763	RPC, Inc.(a)	329,527
7,942	St. Mary Land & Exploration Co.	161,302
16,389	Superior Well Services, Inc.*	163,890
10,687	Swift Energy Co.*	179,649
33,936	Tesoro Corp.	446,937
8,041	Union Drilling, Inc.*	41,733
44,924	Vaalco Energy, Inc.*	334,235
2,726	W&T Offshore, Inc.	39,036
40,711	Western Refining, Inc.	315,917
4,058	Whiting Petroleum Corp.*	135,781
1,483	World Fuel Services Corp.	54,871

		5,433,673

Food & Staples Retailing – 1.8%
3,797	BJ’s Wholesale Club, Inc.*	130,085
11,179	Casey’s General Stores, Inc.	254,546
11,654	Ingles Markets, Inc. Class A	204,994
12,751	PriceSmart, Inc.	263,436
1,865	Spartan Stores, Inc.	43,361
4,740	Susser Holdings Corp.*	62,995
6,143	The Great Atlantic & Pacific Tea Co., Inc.*	38,517
5,912	The Pantry, Inc.*	126,812
5,769	Weis Markets, Inc.	194,011
22,786	Winn-Dixie Stores, Inc.*	366,855

		1,685,612

Food, Beverage & Tobacco – 2.2%
59,086	Alliance One International, Inc.*	173,713
10,514	Chiquita Brands International, Inc.*(a)	155,397
2,083	Corn Products International, Inc.	60,094
29,193	Darling International, Inc.*	160,270
4,963	Diamond Foods, Inc.	100,004
3,465	Flowers Foods, Inc.	84,407
3,924	Hansen Natural Corp.*(a)	131,572
29,286	Imperial Sugar Co.(a)	419,961
3,940	J&J Snack Foods Corp.	141,367
2,742	Lancaster Colony Corp.	94,051
2,375	Lance, Inc.	54,482
4,952	National Beverage Corp.*	44,568
33,406	Reddy Ice Holdings, Inc.	48,105
5,985	Sanderson Farms, Inc.(a)	206,842
5,625	Universal Corp.	168,019

		2,042,852

Health Care Equipment & Services – 6.6%
2,910	Abaxis, Inc.*(a)	46,647
23,900	Align Technology, Inc.*	209,125
4,469	Allscripts-Misys Healthcare Solutions, Inc.	44,332
6,768	AMERIGROUP Corp.*	199,791
11,035	AMN Healthcare Services, Inc.*	93,356
10,717	Angiodynamics, Inc.*	146,716
3,920	ArthroCare Corp.*	18,698
26,206	Assisted Living Concepts, Inc. Class A*	108,755
769	Atrion Corp.	74,670
5,003	Cantel Medical Corp.*	73,394
6,017	Cardiac Science Corp.*	45,128
7,534	Centene Corp.*	148,495
2,478	Chemed Corp.	98,550
14,057	Computer Programs & Systems, Inc.(a)	376,728
3,706	Conmed Corp.*	88,722
6,007	Cross Country Healthcare, Inc.*	52,802
11,215	Cyberonics, Inc.*	185,833
6,958	Datascope Corp.	363,486
2,617	Ensign Group, Inc.	43,809
7,120	ev3, Inc.*	43,432
12,733	Healthways, Inc.*	146,175
22,122	HLTH Corp.*	231,396
19,033	Invacare Corp.	295,392
8,361	inVentiv Health, Inc.*	96,486
1,217	IPC The Hospitalist Co., Inc.*	20,482
1,416	Kensey Nash Corp.*	27,485
21,989	Kindred Healthcare, Inc.*	286,297

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)

744	Landauer, Inc.	$54,535
14,728	Medcath Corp.*	153,760
26,101	Medical Action Industries, Inc.*	261,010
5,053	Mentor Corp.	156,289
3,451	Molina Healthcare, Inc.*	60,772
16,908	Nighthawk Radiology Holdings, Inc.*	82,173
12,795	Owens & Minor, Inc.	481,732
18,422	Palomar Medical Technologies, Inc.*	212,406
29,854	PharMerica Corp.*	467,812
8,318	Quidel Corp.*	108,716
1,239	RehabCare Group, Inc.*	18,783
1,535	Somanetics Corp.*	25,343
15,853	Stereotaxis, Inc.*(a)	69,753
6,455	STERIS Corp.	154,210
4,042	SurModics, Inc.*(a)	102,141
35,595	Theragenics Corp.*	41,646
15,831	Universal American Corp.*	139,629

		6,156,892

Household & Personal Products – 1.1%
79,904	Central Garden and Pet Co. Class A*	471,434
2,798	China Sky One Medical, Inc.*	44,740
1,866	Elizabeth Arden, Inc.*	23,530
54,267	Mannatech, Inc.(a)	132,954
8,038	Nu Skin Enterprises, Inc. Class A	83,836
15,460	Prestige Brands Holdings, Inc.*	163,103
2,856	USANA Health Sciences, Inc.*	97,790

		1,017,387

Insurance – 5.1%
2,906	American Equity Investment Life Holding Co.	20,342
854	American Physicians Capital, Inc.	41,077
2,160	American Safety Insurance Holdings Ltd.*	28,534
2,827	Amerisafe, Inc.*	58,038
8,678	Aspen Insurance Holdings Ltd.	210,441
20,415	Assured Guaranty Ltd.(a)	232,731
10,629	CastlePoint Holdings Ltd.	144,129
9,115	CNA Surety Corp.*	175,008
5,206	Crawford & Co. Class B*	75,695
4,628	eHealth, Inc.*	61,460
10,489	Employers Holdings, Inc.	173,068
2,003	First American Corp.	57,867
2,832	First Mercury Financial Corp.*	40,384
1,429	FPIC Insurance Group, Inc.*	62,562
4,695	Hallmark Financial Services, Inc.*	41,175
11,263	Infinity Property & Casualty Corp.	526,320
25,918	IPC Holdings Ltd.	774,948
25,204	Maiden Holdings Ltd.	78,889
18,814	National Financial Partners Corp.	57,195
1,082	National Western Life Insurance Co. Class A	183,042
9,285	Platinum Underwriters Holdings Ltd.	335,003
11,690	PMA Capital Corp. Class A*	82,765
4,402	ProAssurance Corp.*	232,338
4,534	RLI Corp.	277,299
4,509	Safety Insurance Group, Inc.	171,613
1,924	SeaBright Insurance Holdings, Inc.*	22,588
9,813	Selective Insurance Group, Inc.	225,012
1,470	State Auto Financial Corp.	44,188
1,548	Stewart Information Services Corp.	36,363
1,724	Tower Group, Inc.(a)	48,634
11,150	United America Indemnity Ltd. Class A*	142,831
1,563	Zenith National Insurance Corp.	49,344

		4,710,883

Materials – 2.8%
1,473	AM Castle & Co.	15,953
1,650	AMCOL International Corp.	34,568
13,442	Brush Engineered Materials, Inc.*	170,982
19,394	Buckeye Technologies, Inc.*	70,594
19,526	Bway Holding Co.*	155,427
4,055	Compass Minerals International, Inc.	237,866
13,012	Ferro Corp.	91,735
3,571	HB Fuller Co.	57,529
15,047	Headwaters, Inc.*	101,567
5,406	Innospec, Inc.	31,841
5,249	Kaiser Aluminum Corp.	118,207
2,433	Minerals Technologies, Inc.	99,510
14,462	Myers Industries, Inc.	115,696
4,277	Olympic Steel, Inc.	87,123
2,605	Rock-Tenn Co. Class A	89,039
11,370	Rockwood Holdings, Inc.*	122,796
2,213	RTI International Metals, Inc.*	31,668
15,294	Schulman A, Inc.	259,998
2,309	Schweitzer-Mauduit International, Inc.	46,226
13,820	Solutia, Inc.*	62,190
28,427	Spartech Corp.	177,953
14,774	Sutor Technology Group Ltd.*	34,128
12,380	Wausau Paper Corp.	141,627
2,067	Westlake Chemical Corp.	33,671
14,644	Worthington Industries, Inc.	161,377

		2,549,271

Media – 1.0%
13,836	Arbitron, Inc.	183,742
4,921	CKX, Inc.*	18,060
18,591	Cox Radio, Inc. Class A*	111,732
4,085	Cumulus Media, Inc. Class A*	10,172
5,784	DreamWorks Animation SKG, Inc. Class A*	146,104
73,078	Entercom Communications Corp. Class A	89,886
32,547	Live Nation, Inc.*	186,820

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

2,891	Marvel Entertainment, Inc.*	$88,898
2,343	National CineMedia, Inc.	23,758
13,564	RCN Corp.*	80,027

		939,199

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
25,880	Acadia Pharmaceuticals, Inc.*	23,292
8,847	Accelrys, Inc.*	38,573
6,483	Affymax, Inc.*	64,765
8,065	Affymetrix, Inc.*	24,114
17,404	Albany Molecular Research, Inc.*	169,515
26,421	Alexza Pharmaceuticals, Inc.*(a)	83,755
30,298	Alkermes, Inc.*	322,674
25,766	Biodel, Inc.*(a)	124,192
1,970	Bio-Rad Laboratories, Inc. Class A*	148,361
4,542	Cadence Pharmaceuticals, Inc.*(a)	32,839
20,061	Caraco Pharmaceutical Laboratories Ltd.*	118,761
18,812	Cepheid, Inc.*	195,269
4,662	Cougar Biotechnology, Inc.*	121,212
4,481	Cubist Pharmaceuticals, Inc.*	108,261
113,361	Depomed, Inc.*	187,046
2,458	Dionex Corp.*	110,241
14,031	Emergent Biosolutions, Inc.*	366,349
39,104	Enzon Pharmaceuticals, Inc.*(a)	227,976
9,886	eResearchTechnology, Inc.*	65,544
13,371	Facet Biotech Corp.*	128,230
13,473	Genomic Health, Inc.*	262,454
32,400	Geron Corp.*(a)	151,308
20,463	Idenix Pharmaceuticals, Inc.*(a)	118,481
15,678	Immunogen, Inc.*	67,259
54,633	Immunomedics, Inc.*	92,876
6,817	Indevus Pharmaceuticals, Inc.*	21,405
17,506	Isis Pharmaceuticals, Inc.*	248,235
42,026	Lexicon Pharmaceuticals, Inc.*	58,836
15,211	Ligand Pharmaceuticals, Inc. Class B*	41,678
8,063	MannKind Corp.*	27,656
1,059	Martek Biosciences Corp.*(a)	32,098
41,145	Maxygen, Inc.*	367,013
10,456	Medivation, Inc.*	152,344
22,728	MiddleBrook Pharmaceuticals, Inc.*(a)	34,092
12,517	Molecular Insight Pharmaceuticals, Inc.*(a)	53,823
124,198	Nabi Biopharmaceuticals*	416,063
4,741	Nanosphere, Inc.*(a)	22,567
5,366	Nektar Therapeutics*	29,835
26,170	NPS Pharmaceuticals, Inc.*	162,516
7,696	Obagi Medical Products, Inc.*	57,412
2,915	OSI Pharmaceuticals, Inc.*	113,831
26,114	Par Pharmaceutical Cos, Inc.*	350,189
66,856	PDL BioPharma, Inc.	413,170
14,438	Progenics Pharmaceuticals, Inc.*	148,856
50,574	Questcor Pharmaceuticals, Inc.*(a)	470,844
22,566	Regeneron Pharmaceuticals, Inc.*	414,312
13,751	Salix Pharmaceuticals Ltd.*(a)	121,421
9,844	Savient Pharmaceuticals, Inc.*	56,997
1,771	The Medicines Co.*	26,087
4,939	Valeant Pharmaceuticals International*	113,103
7,128	Varian, Inc.*	238,859
12,357	Viropharma, Inc.*	160,888
100,035	XOMA Ltd.*	62,022

		7,769,499

Real Estate – 0.3%
11,149	Jones Lang LaSalle, Inc.	308,827

Real Estate Investment Trust – 5.2%
6,434	Agree Realty Corp.	116,648
3,417	Cousins Properties, Inc.	47,326
23,167	DCT Industrial Trust, Inc.	117,225
7,156	EastGroup Properties, Inc.	254,611
3,298	Equity Lifestyle Properties, Inc.	126,511
415	Essex Property Trust, Inc.	31,851
21,937	Franklin Street Properties Corp.	323,571
11,920	Highwoods Properties, Inc.	326,131
9,892	Kilroy Realty Corp.(a)	330,986
5,438	LaSalle Hotel Properties	60,090
17,000	LTC Properties, Inc.	344,760
12,274	National Health Investors, Inc.	336,676
19,703	Nationwide Health Properties, Inc.	565,870
13,660	NorthStar Realty Finance Corp.(a)	53,411
33,841	Omega Healthcare Investors, Inc.	540,441
5,010	One Liberty Properties, Inc.	44,088
23,596	Realty Income Corp.	546,247
2,517	Saul Centers, Inc.	99,422
6,205	Senior Housing Properties Trust	111,194
2,732	Tanger Factory Outlet Centers, Inc.	102,778
1,584	Universal Health Realty Income Trust	52,129
10,610	Urstadt Biddle Properties, Inc. Class A	169,017
15,874	U-Store-It Trust	70,639

		4,771,622

Retailing – 2.9%
3,278	Aaron Rents, Inc.	87,260
15,433	Aeropostale, Inc.*(b)	248,471
13,165	America’s Car-Mart, Inc.*(a)	181,809
159,002	Blockbuster, Inc. Class A*(a)	200,343
5,836	Charlotte Russe Holding, Inc.*	37,876
14,846	Charming Shoppes, Inc.*	36,224
7,425	Core-Mark Holding Co., Inc.*	159,786
10,251	Genesco, Inc.*(a)	173,447
8,368	Hibbett Sports, Inc.*(a)	131,461
20,909	HOT Topic, Inc.*(a)	193,827
13,909	Jo-Ann Stores, Inc.*	215,451
9,971	Netflix, Inc.*(a)	298,033
1,236	NutriSystem, Inc.	18,033
2,893	The Buckle, Inc.	63,125
4,382	The Cato Corp. Class A	66,168

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)

3,573	The Childrens Place Retail Stores, Inc.*	$77,463
12,492	The Finish Line Class A	69,955
11,359	Tractor Supply Co.*	410,514
2,657	Ulta Salon Cosmetics & Fragrance, Inc.*	22,000
11,818	Zale Corp.*(a)	39,354

		2,730,600

Semiconductors & Semiconductor Equipment – 1.4%
19,126	Atmel Corp.*	59,864
8,682	Cohu, Inc.	105,486
5,924	Integrated Device Technology, Inc.*	33,234
19,938	Lattice Semiconductor Corp.*	30,106
48,104	LSI Corp.*	158,262
3,047	Microsemi Corp.*	38,514
14,172	Semtech Corp.*	159,719
131,569	Silicon Image, Inc.*	552,590
68,603	Silicon Storage Technology, Inc.*	157,101
1,321	Standard Microsystems Corp.*	21,585

		1,316,461

Software & Services – 7.6%
4,263	ACI Worldwide, Inc.*(a)	67,782
47,235	Acxiom Corp.	383,076
7,852	Advent Software, Inc.*(b)	156,804
20,801	ArcSight, Inc.*	166,616
42,314	Art Technology Group, Inc.*	81,666
8,879	Blackbaud, Inc.	119,866
8,594	Bottomline Technologies, Inc.*	61,017
9,833	Catapult Communications Corp.*	64,603
36,137	Ciber, Inc.*	173,819
22,713	Commvault Systems, Inc.*	304,581
3,728	CSG Systems International, Inc.*	65,128
1,832	Cybersource Corp.*	21,966
2,446	DealerTrack Holdings, Inc.*	29,083
7,555	DemandTec, Inc.*	60,969
6,188	Digimarc Corp.*	62,004
66,748	EarthLink, Inc.*	451,216
14,108	ExlService Holdings, Inc.*	120,906
13,039	Fair Isaac Corp.	219,838
12,774	Gartner, Inc.*	227,760
6,592	Genpact Ltd.*	54,186
1,845	Heartland Payment Systems, Inc.	32,287
15,640	i2 Technologies, Inc.*(a)	99,940
4,413	iGate Corp.*	28,729
1,295	Integral Systems, Inc.*	15,605
17,791	Internap Network Services Corp.*	44,477
3,056	Jack Henry & Associates, Inc.	59,317
6,462	JDA Software Group, Inc.*	84,846
18,470	Magma Design Automation, Inc.*	18,839
17,745	Manhattan Associates, Inc.*	280,548
2,955	Marchex, Inc. Class B	17,228
3,106	MAXIMUS, Inc.	109,052
32,207	Mentor Graphics Corp.*	166,510
5,884	MicroStrategy, Inc. Class A*	218,473
6,631	Ness Technologies, Inc.*	28,381
5,483	Perot Systems Corp. Class A*	74,953
13,232	QAD, Inc.	55,442
42,142	RealNetworks, Inc.*	148,761
11,935	Renaissance Learning, Inc.(a)	107,296
9,664	RightNow Technologies, Inc.*	74,703
24,650	Sapient Corp.*	109,446
5,539	Sohu.com, Inc.*	262,216
3,436	SPSS, Inc.*	92,635
2,577	SRA International, Inc. Class A*	44,453
13,449	Startek, Inc.*	59,848
4,899	Sybase, Inc.*	121,348
19,550	Symyx Technologies*	116,127
2,767	Taleo Corp. Class A*	21,666
11,829	TeleCommunication Systems, Inc. Class A*	101,611
11,179	TeleTech Holdings, Inc.*	93,345
19,928	The Hackett Group, Inc.*	58,190
23,717	TIBCO Software, Inc.*	123,091
74,918	TiVo, Inc.*(a)	536,413
13,872	TNS, Inc.*	130,258
20,758	United Online, Inc.	126,001
16,630	Valueclick, Inc.*	113,749
17,854	VASCO Data Security International, Inc.*	184,432
11,543	VeriFone Holdings, Inc.*	56,561
5,587	VistaPrint Ltd.*(a)	103,974
3,814	Wind River Systems, Inc.*	34,440

		7,048,077

Technology Hardware & Equipment – 4.7%
52,491	3Com Corp.*	119,680
8,050	ADTRAN, Inc.	119,784
27,060	Avanex Corp.*	28,413
11,808	Avid Technology, Inc.*	128,825
11,499	Avocent Corp.*	205,947
22,369	Benchmark Electronics, Inc.*	285,652
20,870	BigBand Networks, Inc.*	115,202
2,428	Black Box Corp.	63,419
3,050	Blue Coat Systems, Inc.*	25,620
30,404	Brightpoint, Inc.*	132,257
2,185	Cogent, Inc.*	29,650
44,642	Emulex Corp.*	311,601
25,187	Hypercom Corp.*	27,202
20,688	Imation Corp.	280,736
19,995	Ingram Micro, Inc. Class A*	267,733
22,414	Insight Enterprises, Inc.*	154,657
12,798	InterDigital, Inc.*	351,945
6,200	Isilon Systems, Inc.*	20,398
4,492	Methode Electronics, Inc.(a)	30,276
477	Mettler Toledo International, Inc.*	32,150
9,473	Novatel Wireless, Inc.*	43,955
19,048	Palm, Inc.*(a)	58,477
2,395	Plantronics, Inc.	31,614
21,982	Polycom, Inc.*	296,977
13,009	Riverbed Technology, Inc.*	148,173

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)

77,864	Sanmina-SCI Corp.*	$36,596
5,743	Scansource, Inc.*	110,668
12,347	Sonus Networks, Inc.*	19,508
8,778	Synaptics, Inc.*(a)	145,364
15,322	SYNNEX Corp.*(a)	173,598
8,506	Tech Data Corp.*	151,747
37,598	Tellabs, Inc.*	154,904
11,684	Tollgrade Communications, Inc.*	55,850
95,117	UTStarcom, Inc.*	175,966

		4,334,544

Telecommunication Services – 1.4%
13,523	Cbeyond, Inc.*(a)	216,098
4,787	Centennial Communications Corp.*	38,583
46,044	Cincinnati Bell, Inc.*	88,865
5,683	Cogent Communications Group, Inc.*	37,110
11,419	FairPoint Communications, Inc.	37,454
4,761	General Communication, Inc. Class A*	38,516
4,538	Global Crossing Ltd.*	36,032
114,422	IDT Corp. Class B*	45,769
4,475	Iowa Telecommunications Services, Inc.	63,903
6,013	NTELOS Holdings Corp.	148,281
17,365	PAETEC Holding Corp.*	25,006
15,208	Premiere Global Services, Inc.*	130,941
36,052	tw telecom, inc.*	305,360
8,336	USA Mobility, Inc.*	96,447
25,279	Virgin Mobile USA, Inc. Class A*	21,234

		1,329,599

Transportation – 3.6%
8,642	Alaska Air Group, Inc.*	252,779
31,276	American Commercial Lines, Inc.*	153,252
9,436	Arkansas Best Corp.	284,118
8,011	Celadon Group, Inc.*	68,334
15,041	Eagle Bulk Shipping, Inc.(a)	102,580
19,266	Horizon Lines, Inc. Class A	67,238
6,363	HUB Group, Inc. Class A*	168,810
3,500	J.B. Hunt Transport Services, Inc.	91,945
25,427	Marten Transport Ltd.*	482,096
19,958	Pacer International, Inc.	208,162
8,469	Park-Ohio Holdings Corp.*	52,254
9,410	Republic Airways Holdings, Inc.*	100,405
20,225	Saia, Inc.*	219,643
25,581	SkyWest, Inc.	475,807
16,027	Ultrapetrol Bahamas Ltd.*	51,126
7,243	Universal Truckload Services, Inc.*	102,561
21,676	Werner Enterprises, Inc.(a)	375,862
29,035	YRC Worldwide, Inc.*(a)	83,330

		3,340,302

Utilities – 3.2%
891	Allete, Inc.	28,753
935	American States Water Co.	30,836
1,434	Avista Corp.	27,791
8,792	Black Hills Corp.	237,032
1,963	CH Energy Group, Inc.	100,879
3,773	El Paso Electric Co.*	68,254
2,261	Idacorp, Inc.	66,586
668	MGE Energy, Inc.	22,044
19,720	New Jersey Resources Corp.	775,982
6,108	NorthWestern Corp.	143,355
3,798	Piedmont Natural Gas Co.	120,283
6,757	PNM Resources, Inc.(a)	68,110
48,873	Portland General Electric Co.	951,557
669	The Laclede Group, Inc.	31,336
11,582	Unisource Energy Corp.	340,047

		3,012,845

TOTAL COMMON STOCKS
(Cost $108,521,003)		$89,780,303

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 3.8%
JPMorgan Chase Euro – Time Deposit
$3,500,633	0.040%	01/02/09	$3,500,633
(Cost $3,500,633)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $112,021,636)			$93,280,936

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c) – 9.8%
Boston Global Investment Trust – Enhanced Portfolio II
9,206,386	1.410%	$9,086,702
(Cost $9,045,234)

TOTAL INVESTMENTS – 110.4%
(Cost $121,066,870)		$102,367,638

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.4)%		(9,650,987)

NET ASSETS – 100.0%		$92,716,651

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

Russell 2000 Mini Index	41	March 2009	$2,041,390	$174,996

 12
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in securities (identified cost $112,021,636)(a)	$93,280,936
Securities lending reinvestment vehicle, at value (identified cost $9,045,234)	9,086,702
Receivables:
Investment securities sold	1,339,090
Dividends and interest	101,036
Due from broker — variation margin	58,630
Reimbursement from investment adviser	24,160
Securities lending income	18,030
Fund shares sold	16,214

Total assets	103,924,798

Liabilities:
Due to custodian	21,534
Payables:
Payable upon return of securities loaned	9,528,697
Investment securities purchased	1,447,520
Amounts owed to affiliates	55,432
Fund shares redeemed	39,047
Accrued expenses	115,917

Total liabilities	11,208,147

Net Assets:
Paid-in capital	158,051,212
Accumulated undistributed net investment income	468,453
Accumulated net realized loss from investment and futures transactions	(47,278,778)
Net unrealized loss on investments and futures	(18,524,236)

NET ASSETS	$92,716,651

Net Assets:
Institutional	$86,253,109
Service	6,463,542

Total Net Assets	$92,716,651

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	12,363,884
Service	929,225

Net asset value, offering and redemption price per share:
Institutional	$6.98
Service	6.96

(a)	Includes loaned securities having a market value of $9,397,838.

The accompanying notes are an integral part of these financial statements.
13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends(a)	$1,768,491
Interest (including securities lending income of $340,821)	369,060

Total investment income	2,137,551

Expenses:
Management fees	932,624
Printing fees	154,717
Professional fees	90,225
Custody and accounting fees	89,584
Transfer Agent fees(b)	24,868
Trustee fees	15,689
Distribution and Service fees — Service Shares	3,734
Other	3,527

Total expenses	1,314,968

Less — expense reductions	(238,930)

Net expenses	1,076,038

NET INVESTMENT INCOME	1,061,513

Realized and unrealized gain (loss) from investment and futures transactions:
Net realized loss from:
Investment transactions (includes realized loss from securities lending reinvestment vehicle of $483,463)	(41,458,642)
Futures transactions	(996,039)
Net change in unrealized gain (loss) on:
Investments (net of change in unrealized gain on securities lending reinvestment vehicle of $41,468)	(7,637,701)
Futures	182,905

Net realized and unrealized loss from investment and futures transactions	(49,909,477)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(48,847,964)

(a)	Includes foreign taxes withheld on dividends of $56.
(b)	Institutional and Service Shares had Transfer Agent fees of $24,569 and $299, respectively.

 14
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$1,061,513	$908,830
Net realized gain (loss) from investment and futures transactions	(42,454,681)	6,621,689
Net change in unrealized loss on investments and futures	(7,454,796)	(38,302,540)

Net decrease in net assets resulting from operations	(48,847,964)	(30,772,021)

Distributions to shareholders:
From net investment income
Institutional Shares	(781,388)	(649,393)
Service Shares(a)	(53,513)	(40)
From net realized gains
Institutional Shares	(197,173)	(16,837,377)
Service Shares(a)	(14,073)	(1,071)

Total distributions to shareholders	(1,046,147)	(17,487,881)

From share transactions:
Proceeds from sales of shares	17,777,531	15,095,318
Reinvestments of distributions	1,046,147	17,487,881
Cost of shares redeemed	(29,119,034)	(34,346,473)

Net decrease in net assets resulting from share transactions	(10,295,356)	(1,763,274)

TOTAL DECREASE	(60,189,467)	(50,023,176)

Net assets:
Beginning of year	152,906,118	202,929,294

End of year	$92,716,651	$152,906,118

Accumulated undistributed net investment income	$468,453	$259,925

(a)	Service Shares commenced operations on August 31, 2007.

The accompanying notes are an integral part of these financial statements.
15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	net		value,		end	net expenses		income to		expenses		income to		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	of year	to average		average		to average		average		turnover
Year — Share Class	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008 — Institutional	$10.71	$0.09	(b)	$(3.74)	$(3.65)	$(0.06)	$(0.02)	$(0.08)	$6.98	(33.95)%	$86,253	0.86%		0.85	%(b)	1.06%		0.65	%(b)	189%
2008 — Service	10.71	0.06	(b)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.92	(b)	1.31		1.72	(b)	189

2007 — Institutional	14.44	0.07	(c)(d)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(e)	0.49	(d)(e)	0.95	(e)	0.44	(d)(e)	163
2007 — Service(f)	12.81	0.02	(c)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(g)	0.56	(g)	1.21	(g)	0.31	(g)	163

2006 — Institutional	13.93	0.07	(c)	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.49		0.99		0.37		133

2005 — Institutional	14.40	0.05	(c)	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.37		0.93		0.33		119

2004 — Institutional	12.99	0.02	(c)	2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(b)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.14% of average net assets.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a special dividend which amounted to $0.02 per share and 0.14% of average net assets.
(e)	Includes non-recurring expense for a special shareholder meeting, which amounted to approximately 0.03% of average net assets.
(f)	Service Shares commenced operations on August 31, 2007.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund” or “Structured Small Cap Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the Unites States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of Shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

E. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains and losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. For futures contracts, the Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under the contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS (continued)

For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

					Effective Net
Contractual Management Rate					Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	(after waiver)

0.75%	0.68%	0.65%	0.64%	0.75%	0.73	%*

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.
*	GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the year ended December 31, 2008, GSAM waived approximately $24,800 of the Fund’s Management fee.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAM reimbursed approximately $237,000 to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, transfer agent fees were reduced by approximately $2,000.
At December 31, 2008, the amounts owed to affiliates were approximately $53,000, $1,000 and $1,400 for Management, Distribution and Service and Transfer Agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and the other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Level	Investments in Securities Long — Assets	Derivatives — Assets

Level 1	$89,780,303	$174,996
Level 2	12,587,335	—
Level 3	—	—

Total	$102,367,638	$174,996

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008, were $234,671,392 and $248,081,362, respectively. For the year ended December 31, 2008, Goldman Sachs earned approximately $400 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

Effective October 7, 2008, the Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

6. SECURITIES LENDING (continued)

collateral due to either credit or market factors. Prior to October 7, 2008, the Fund invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust.

Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2008, GSAL earned $37,875 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2008 was $305,975.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary income	$1,787,710	$835,294
Net long-term capital gains	15,700,171	210,853

Total taxable distributions	$17,487,881	$1,046,147

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$430,789

Capital loss carryforward:(1)
Expiring 2016	(34,979,788)

Timing differences (related to the post October losses, related to the recognition of certain REIT dividends for tax purposes)	(10,609,808)
Unrealized loss — net	(20,175,754)

Total accumulated losses — net	$(65,334,561)

(1)	Expiration occurs on December 31 of the year indicated.

At December 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$122,543,392

Gross unrealized gain	5,511,441
Gross unrealized loss	(25,687,195)

Net unrealized security loss	$(20,175,754)

The difference between book and tax basis unrealized gains (losses) is attributable primarily to wash sales, mark to market gains (losses) on regulated futures, and differing tax treatments of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $11,019 from paid-in-capital and $18,084 from accumulated undistributed net investment income to accumulated net realized loss from investments for $29,103. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from dividend redesignations and the difference in tax treatment of underlying fund investments.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the year ended		For the year ended
	December 31, 2008		December 31, 2007

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,165,736	$10,502,596	1,128,929	$15,084,995
Reinvestment of distributions	150,317	978,561	1,595,508	17,486,770
Shares redeemed	(3,224,897)	(29,097,259)	(2,503,924)	(34,346,473)

	(1,908,844)	(17,616,102)	220,513	(1,774,708)

Service Shares*
Shares sold	920,266	7,274,935	806	10,323
Reinvestment of distributions	10,414	67,586	101	1,111
Shares redeemed	(2,362)	(21,775)	—	—

	928,318	7,320,746	907	11,434

NET INCREASE (DECREASE)	(980,526)	$(10,295,356)	221,420	$(1,763,274)

*	Service Shares commenced operations on August 31, 2007.

 22

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/08	12/31/08		12/31/08*
Institutional
Actual	$1,000	$725.50		$3.73
Hypothetical 5% return	1,000	1,020.81	+	4.37

Service
Actual	1,000	723.90		4.81
Hypothetical 5% return	1,000	1,019.56	+	5.63

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 1.11% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios, and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

27

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2008, 100% of the dividends paid from net investment company taxable income by the Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Equity Fund designates $210,853 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008.

 28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITSTRUCSCAR/18686.MF/02-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Capital Growth Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Capital Growth Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

U.S. equity market turmoil persisted throughout 2008 and volatility remained at extraordinarily high levels, reaching a 20-year high in the fourth quarter. The S&P 500 Index experienced one of its worst years in history in 2008 as mounting concerns about a global recession, investor uncertainty and forced selling caused the market to unravel. Large-cap growth stocks also performed poorly, as the Russell 1000 Growth Index returned –38.36% in 2008.

The equity markets in 2008, especially in the fourth quarter, were characterized by heightened volatility and broad-based selling. While this environment is not extraordinary, the sell-off was extreme and compressed in a very short period of time — this was the seventh worst quarter in the past 80 years (as measured by the S&P 500 index). Particularly during the fourth quarter, investors focused their attention on the safety and defensiveness of companies as opposed to their growth prospects. In our view, extremes in market volatility are generally unsustainable and accompanied by less differentiation between stock returns. We believe that, as volatility returns to more reasonable levels, stock prices will be driven by long-term fundamentals once again, giving stock pickers with a research advantage an opportunity for excess returns potential.

Our approach to navigating in this environment is rooted in our investment criteria and our belief that over time the market places a premium on these criteria. In short, we believe that companies that can increase their market shares, sustain earnings growth, and self-finance growth with strong balance sheets during this difficult period should not only survive but emerge stronger and more valuable.

Investment Objective

The Fund seeks long-term growth of capital.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Microsoft Corp.	4.4%	Software & Services
Cisco Systems, Inc.	3.3	Technology Hardware & Equipment
American Tower Corp. Class A	3.1	Telecommunication Services
Hess Corp.	2.7	Energy
PepsiCo, Inc.	2.6	Food, Beverage & Tobacco
Google, Inc. Class A	2.6	Software & Services
Johnson & Johnson	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Gilead Sciences, Inc.	2.4	Pharmaceuticals, Biotechnology & Life Sciences
Thermo Fisher Scientific, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Equinix, Inc.	2.2	Software & Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the twelve-month period that ended December 31, 2008, the Fund’s Institutional and Service Shares generated average annual returns of –41.67% and –41.86%, respectively. These returns compare to the –38.36% average annual return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period. Our selection of Energy businesses detracted from performance as oil prices tumbled and the entire sector sold off. Shares of Hess Corp., Schlumberger Ltd. and Suncor, Inc. were among the largest detractors from performance in the Portfolio as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices and concerns about project financing, we believe that our energy businesses remain well positioned. It is our belief that they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling and improving oil recovery through more efficient oil extraction techniques.

Our holding in the leading global commercial real estate services firm, CB Richard Ellis Group (CBRE), detracted from performance during the year despite reporting earnings that exceeded consensus expectations. While the credit crunch has put pressure on the industry as a whole, we believe these positive results demonstrate that CBRE’s transaction-based, service-orientated business model should be able to weather the downturn better than other companies in the real estate industry. We believe CBRE may benefit from the current economic environment as the company’s management team has in the past used industry

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

downturns as an opportunity to further increase market share, thereby emerging in an even stronger competitive position. To this end, management has already substantially reduced costs in order to improve profit margins. In addition, the company has a solid balance sheet that does not have any direct credit exposure. In our view, CBRE is a high-quality franchise that is currently trading at a compelling valuation.

Within the video games industry, our holding in Electronic Arts detracted from performance during the period after consumer spending declined in the holiday season. Video game stocks were particularly singled out given their reliance on holiday sales, which can be as much as half of a year’s revenue and all of a year’s earnings. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. Recently, the company has had difficulty executing effectively despite the strong success of its top selling games. In response, Electronic Arts has begun a restructuring, brought in a new CEO and division heads and reinvigorated the creative process. We believe these measures will improve execution and allow the company to capitalize on the growth potential of the video game industry.

Shares of Gilead Sciences were up during the year after the company reaffirmed its full year guidance in the fourth quarter and initiated a stock buyback program. We believe the company is well-positioned within the biotechnology industry, holding dominant market share in several niche areas. Specifically, Gilead produces the most commonly used treatments for HIV/AIDS and is continually developing improved antiretroviral therapies to maintain its advantage. The company also generates substantial free cash flow, which we believe will allow them to increase research and development in order to create new drugs and improve existing treatments.

Genentech, Inc., maker of blockbuster cancer drug Avastin, was a top contributor to performance during the reporting period. Shares of Genentech were boosted in July after its majority shareholder, Roche Holdings, made an offer to acquire the company. Genentech responded by forming a special committee, consisting of three independent board members, to evaluate Roche’s proposal. While the takeover remains undecided, we continue to have conviction in Genentech as it has monopolies in several cancer treatments and a robust product portfolio, including Rituxan and Herceptin.

Celgene was a top contributor to performance during the reporting period. Early in the year, its shares were boosted after the company posted an increase in 2007 fourth quarter earnings, driven by strong sales of REVLIMID and Thalomid, Celgene’s two cancer drugs. We believe that following these positive results the stock appreciated to full valuation. Given the rapid penetration of REVLIMID and Thalomid, we believed the company had less opportunity for growth going forward. Consequently, we decided to sell out of the position and reallocate the proceeds into holdings of higher conviction.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Team

January 16, 2009

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT — Goldman Sachs Capital Growth Fund invests primarily in equity investments. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in the category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 3.2% of the Fund’s net assets at December 31, 2008.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in the Institutional Shares at net asset value per share (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return Through December 31, 2008	One Year	Five Years	Ten Years	Since Inception

Institutional Shares (commenced April 30, 1998)	−41.67%	−4.79%	3.06%	−1.72%
Service Shares (commenced January 9, 2006)	−41.86%	n/a	n/a	−12.54%

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 98.7%
Automobiles & Components – 0.8%
230,300	Gentex Corp.	$2,033,549

Capital Goods – 3.6%
72,594	ABB Ltd. ADR	1,089,636
19,000	Danaher Corp.	1,075,590
12,100	Precision Castparts Corp.	719,708
49,930	United Technologies Corp.	2,676,248
49,810	W.W. Grainger, Inc.	3,927,020

		9,488,202

Commercial & Professional Services – 1.9%
206,000	Iron Mountain, Inc.*	5,094,380

Consumer Durables & Apparel – 4.6%
204,200	Coach, Inc.*	4,241,234
114,180	Fortune Brands, Inc.	4,713,350
328,700	Newell Rubbermaid, Inc.	3,214,686

		12,169,270

Consumer Services – 2.3%
177,400	Marriott International, Inc. Class A	3,450,430
149,700	Starwood Hotels & Resorts Worldwide, Inc.	2,679,630

		6,130,060

Diversified Financials – 3.2%
13,300	CME Group, Inc.	2,767,863
47,200	JPMorgan Chase & Co.	1,488,216
266,430	The Charles Schwab Corp.	4,308,173

		8,564,252

Energy – 9.5%
58,200	Cameron International Corp.*	1,193,100
36,800	Chesapeake Energy Corp.	595,056
52,100	Halliburton Co.	947,178
130,400	Hess Corp.	6,994,656
133,140	Schlumberger Ltd.	5,635,816
268,540	Suncor Energy, Inc.	5,236,530
241,800	Weatherford International Ltd.*	2,616,276
55,200	Whiting Petroleum Corp.*	1,846,992

		25,065,604

Food & Staples Retailing – 0.5%
27,500	Costco Wholesale Corp.	1,443,750

Food, Beverage & Tobacco – 3.8%
126,800	PepsiCo, Inc.	6,944,836
65,600	The Coca-Cola Co.	2,969,712

		9,914,548

Health Care Equipment & Services – 6.2%
103,600	Baxter International, Inc.	5,551,924
63,300	Laboratory Corp. of America Holdings*	4,077,153
82,000	St. Jude Medical, Inc.*	2,702,720
95,800	Zimmer Holdings, Inc.*	3,872,236

		16,204,033

Materials – 0.9%
38,400	Praxair, Inc.	2,279,424

Media – 2.7%
145,200	Comcast Corp. Class A	2,450,976
141,811	Lamar Advertising Co. Class A*(a)	1,781,146
152,674	Viacom, Inc. Class B*	2,909,967

		7,142,089

Pharmaceuticals, Biotechnology & Life Sciences – 15.5%
150,634	Amylin Pharmaceuticals, Inc.*(a)	1,634,379
82,428	Charles River Laboratories International, Inc.*	2,159,614
46,400	Genentech, Inc.*	3,847,024
125,753	Gilead Sciences, Inc.*	6,431,008
109,500	Johnson & Johnson	6,551,385
184,200	Merck & Co., Inc.	5,599,680
217,300	Schering-Plough Corp.	3,700,619
115,700	Teva Pharmaceutical Industries Ltd. ADR(a)	4,925,349
172,700	Thermo Fisher Scientific, Inc.*	5,883,889

		40,732,947

Real Estate – 1.1%
680,900	CB Richard Ellis Group, Inc. Class A*	2,941,488

Retailing – 6.1%
60,600	Advance Auto Parts, Inc.	2,039,190
34,300	Amazon.com, Inc.*(a)	1,758,904
61,600	Best Buy Co., Inc.	1,731,576
231,940	Lowe’s Companies, Inc.	4,991,349
157,500	Target Corp.	5,438,475

		15,959,494

Semiconductors & Semiconductor Equipment – 1.4%
161,979	Linear Technology Corp.(a)	3,582,975

Software & Services – 18.0%
436,100	Activision Blizzard, Inc.*	3,767,904
176,140	Cognizant Technology Solutions Corp. Class A*	3,181,088
220,825	Electronic Arts, Inc.*	3,542,033
109,200	Equinix, Inc.*	5,808,348
115,200	Global Payments, Inc.	3,777,408
22,010	Google, Inc. Class A*	6,771,377
591,768	Microsoft Corp.	11,503,970
79,000	Visa, Inc. Class A	4,143,550
334,591	Western Union Co.	4,798,035

		47,293,713

Technology Hardware & Equipment – 11.4%
112,200	Amphenol Corp. Class A	2,690,556
57,600	Apple, Inc.*	4,916,160
529,090	Cisco Systems, Inc.*	8,624,167
369,000	Dell, Inc.*	3,778,560
160,891	QUALCOMM, Inc.	5,764,725
104,000	Research In Motion Ltd.*	4,220,320

		29,994,488

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)

Telecommunication Services – 4.5%
274,490	American Tower Corp. Class A*	$8,048,047
99,750	Crown Castle International Corp.*	1,753,605
141,300	MetroPCS Communications, Inc.*	2,098,305

		11,899,957

Transportation – 0.7%
23,500	Burlington Northern Santa Fe Corp.(a)	1,779,185

TOTAL COMMON STOCKS
(Cost $377,543,354)		$259,713,408

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 1.0%
JPMorgan Chase Euro – Time Deposit
$2,518,222	0.040%	01/02/09	$2,518,222
(Cost $2,518,222)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $380,061,576)			$262,231,630

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b) – 3.2%
Boston Global Investment Trust — Enhanced Portfolio
8,767,303	1.168%	$8,662,096
(Cost $8,661,116)

TOTAL INVESTMENTS – 102.9%
(Cost $388,722,692)		$270,893,726

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.9)%		(7,745,826)

NET ASSETS – 100.0%		$263,147,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

Investment Abbreviation:
ADR—American Depositary Receipt

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in securities, at value (identified cost $380,061,576)(a)	$262,231,630
Securities lending reinvestment vehicle, at value (identified cost $8,661,116)	8,662,096
Receivables:
Investment securities sold	647,079
Fund shares sold	474,956
Dividends and interest	381,896
Securities lending income	13,544

Total assets	272,411,201

Liabilities:
Payables:
Payable upon return of securities loaned	8,870,884
Amounts owed to affiliates	200,924
Fund shares redeemed	115,469
Accrued expenses	76,024

Total liabilities	9,263,301

Net Assets:
Paid-in capital	565,050,859
Accumulated undistributed net investment income	251,205
Accumulated net realized loss from investment transactions	(184,325,198)
Net unrealized loss on investments	(117,828,966)

NET ASSETS	$263,147,900

Net Assets:
Institutional	$95,217,730
Service	167,930,170

Total Net Assets	$263,147,900

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	12,871,295
Service	22,714,560

Net asset value, offering and redemption price per share:
Institutional	$7.40
Service	7.39

(a)	Includes loaned securities having a market value of $8,728,048.

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends(a)	$3,878,114
Interest (including securities lending income of $132,289)	225,192

Total investment income	4,103,306

Expenses:
Management fees	3,059,708
Distribution and Service fees — Service Shares	663,074
Professional fees	89,102
Transfer Agent fees(b)	81,585
Custody and accounting fees	24,877
Trustee fees	15,689
Printing Fees	2,817
Other	16,610

Total expenses	3,953,462

Less — expense reductions	(6,473)

Net expenses	3,946,989

NET INVESTMENT INCOME	156,317

Realized and unrealized loss from investment transactions:
Net realized loss from investment transactions (including commissions recaptured of $30,390 and realized loss from securities lending reinvestment vehicle of $(209,768))	(30,858,930)
Net change in unrealized loss on investments (net of change in unrealized gain on securities lending reinvestment vehicle of $980)	(167,203,794)

Net realized and unrealized loss from investment transactions	(198,062,724)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(197,906,407)

(a)	Foreign taxes withheld on dividends were $7,789.

(b)	Institutional and Service Shares had Transfer Agent fees of $28,544 and $53,041, respectively.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$156,317	$591,271
Net realized gain (loss) from investment transactions	(30,858,930)	52,755,104
Net change in unrealized loss on investments	(167,203,794)	(1,044,398)

Net increase (decrease) in net assets resulting from operations	(197,906,407)	52,301,977

Distributions to shareholders:
From net investment income
Institutional Shares	(178,949)	(316,363)
Service Shares	—	(254,633)

Total distributions to shareholders	(178,949)	(570,996)

From share transactions:
Proceeds from sales of shares	18,849,778	15,692,854
Reinvestments of distributions	178,949	570,996
Cost of shares redeemed	(73,313,122)	(104,879,500)

Net decrease in net assets resulting from share transactions	(54,284,395)	(88,615,650)

TOTAL DECREASE	(252,369,751)	(36,884,669)

Net assets:
Beginning of year	515,517,651	552,402,320

End of year	$263,147,900	$515,517,651

Accumulated undistributed net investment income	$251,205	$274,074

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from												Ratios assuming no
		investment operations												expense reductions
				Net		Distributions						Ratio of		Ratio of		Ratio of
	Net asset			realized		to shareholders	Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	from net	value,		end	net expenses		income (loss)		expenses		income (loss)		Portfolio
	beginning	investment		unrealized	investment	investment	end of	Total	of year	to average		to average		to average		to average		turnover
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008 - Institutional	$12.73	$0.02		$(5.34)	$(5.32)	$(0.01)	$7.40	(41.67)%	$95,218	0.81%		0.20%		0.81%		0.20%		44%
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—	7.39	(41.86)	167,930	1.06		(0.05)		1.06		(0.05)		44

2007 - Institutional	11.58	0.02	(g)	1.15	1.17	(0.02)	12.73	10.13	172,418	0.86	(c)	0.18	(c)(g)	0.86	(c)	0.18	(c)(g)	53
2007 - Service	11.58	0.01	(g)	1.15	1.16	(0.01)	12.73	10.01	343,100	0.96	(c)	0.08	(c)(g)	1.11	(c)	(0.07	)(c)(g)	53

2006 - Institutional	10.68	0.01		0.90	0.91	(0.01)	11.58	8.56	165,877	0.84		0.12		0.85		0.11		70
2006 - Service(d)	11.03	—	(e)	0.55	0.55	— (e)	11.58	5.01	386,526	0.94	(f)	0.03	(f)	1.10	(f)	(0.13	)(f)	70

2005 - Institutional	10.39	0.02		0.29	0.31	(0.02)	10.68	2.94	168,054	0.90		0.15		0.90		0.15		35

2004 - Institutional	9.59	0.07		0.80	0.87	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Service Shares commenced operations on January 9, 2006.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.09% of average net assets.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to the annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Rate

Up to $1 billion	Next $1 billion	Next $3 billion ^	Next $3 billion ^	Over $8 billion ^	Effective Rate

0.75%	0.68%	0.65%	0.64%	0.63%	0.75%

^	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

3. AGREEMENTS (continued)

litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAM did not make any reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, transfer agent fees were reduced by approximately $6,500.
At December 31, 2008, amounts owed to affiliates were approximately $162,000, $34,600 and $4,300 for Management, Distribution and Service, and Transfer Agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and the other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Investments in
Securities
Level	Long-Assets

Level 1	$259,713,408

Level 2	11,180,318

Level 3	—

Total	$270,893,726

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008 were $178,747,902 and $234,966,193, respectively. For the year ended December 31, 2008, Goldman Sachs earned approximately $1,800 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2008, GSAL earned $14,732 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2008 was $4,751,250.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary income	$570,996	$178,949

Total taxable distributions	$570,996	$178,949

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$161,234

Capital loss carryforward:(1)(2)
Expiring 2009	$(92,315,074)
Expiring 2010	(59,269,469)
Expiring 2011	(1,064,803)
Expiring 2016	(23,473,891)

Total capital loss carryforward	$(176,123,237)

Timing difference (post — October losses)	(6,882,991)
Unrealized loss — net	(119,057,965)

Total accumulated losses — net	$(301,902,959)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.
(2)	The Fund had capital loss carryforwards of $26,173,238 expire in the current fiscal year.

At December 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$389,951,691

Gross unrealized gain	2,247,826
Gross unrealized loss	(121,305,791)

Net unrealized security loss	$(119,057,965)

The difference between book-basis and tax basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $26,173,238 and $237 from paid-in capital and accumulated undistributed net investment income, respectively to accumulated net realized loss from investment transactions. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment relating to expiring capital loss carryforwards.

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown; as this would involve future claims that may

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2008

8. OTHER RISKS (continued)

be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,326,309	$14,164,973	1,205,590	$14,854,191
Reinvestment of distributions	25,195	178,949	24,677	316,363
Shares redeemed	(2,027,851)	(21,687,907)	(2,008,140)	(24,680,410)

	(676,347)	(7,343,985)	(777,873)	(9,509,856)

Service Shares
Shares sold	532,320	4,684,805	70,689	838,663
Reinvestment of distributions	—	—	19,862	254,633
Shares redeemed	(4,774,952)	(51,625,215)	(6,516,267)	(80,199,090)

	(4,242,632)	(46,940,410)	(6,425,716)	(79,105,794)

NET DECREASE	(4,918,979)	$(54,284,395)	(7,203,589)	$(88,615,650)

 18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/08	12/31/08		12/31/08*
Institutional
Actual	$1,000	$624.10		$3.31
Hypothetical 5% return	1,000	1,021.06	+	4.12

Service
Actual	1,000	623.10		4.32
Hypothetical 5% return	1,000	1,019.81	+	5.38

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios, and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

23

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2008, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs Capital Growth Fund qualify for the dividends received deduction available to corporations.

 24

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Capital Growth Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITCGAR/18686.MF/02-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Mid Cap Value Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

The U.S. equity markets endured a challenging fourth quarter of 2008, ending one of the most difficult calendar years in financial history. Fallout from the credit crunch extended into October 2008, as solvency and liquidity problems persisted, while fears of a slowing global economy intensified among investors. The S&P 500 Index returned –36.92% in 2008, with nearly half of its losses posted in the fourth quarter. Treasury yields tumbled during the year, especially in the last three months of 2008, as panicked investors sought safety. Headlines in recent months centered on the health of the U.S. economy, as unemployment figures climbed steadily higher. In addition, the markets were negatively impacted as companies warned of earnings shortfalls. Volatility surged to new highs as the equity markets sank to multi-year lows before recovering modestly in December.

The depth and breadth of the market’s descent was extreme during the year, as all market segments, regardless of size, style or region posted sharp, double digit losses. On the economic front, the Federal Reserve Board cut short-term interest rates from 4.25% to a range of 0%-0.25% during the year, while the Treasury continued to deploy Troubled Asset Relief Program (“TARP”) capital across the financials sector. Commodity prices also declined, as crude oil hit new lows for the year in the fourth quarter of 2008.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Entergy Corp.	3.1%	Utilities
W.R. Berkley Corp.	2.8	Insurance
PPL Corp.	2.4	Utilities
H&R Block, Inc.	2.4	Consumer Services
Range Resources Corp.	2.2	Energy
Amphenol Corp. Class A	2.0	Technology Hardware & Equipment
Air Products & Chemicals, Inc.	2.0	Materials
Laboratory Corp. of America Holdings	2.0	Health Care Equipment & Services
EOG Resources, Inc.	1.8	Energy
Republic Services, Inc.	1.8	Commercial & Professional Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Performance Review

Over the 12-month period ended December 31, 2008, the Fund’s Institutional and Service Shares generated average annual returns of –36.97% and –37.13%, respectively. These returns compare to the –38.36% average annual return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

As demonstrated by these performance figures, the reporting period was extremely challenging. While the Fund was not able to avoid the market’s extreme weakness, it did outperform its benchmark over the 12-month period.

Since the onset of the credit crunch, the Fund has mitigated downside volatility in credit related areas, largely due to our defensive positioning. Consistent with long term trends, the Fund outperformed its benchmark during the severe market conditions in October and early November 2008. Overall, during the reporting period, the Fund’s investments in the Services and Financials sectors managed to hold up relatively well, while its holdings in the Technology and Energy sectors experienced weakness.

The brief third quarter 2008 rally in Financials quickly abated, as the sector sustained sharp losses in the fourth quarter. Our limited exposure and defensive positioning in the highly volatile sector helped us avoid many of the sector’s steep declines, particularly those experienced by regional banks and brokerage companies. Our largest financial holding, H&R Block, Inc., ranked as a top positive contributor to the Fund’s performance during the reporting period. The Fund experienced similar positive relative results in the Consumer Cyclicals sector, where we avoided the struggling automakers. Stock selection in the Insurance sector was beneficial as well, led by our investments in WR Berkeley, Inc. and PartnerRe. We believe both companies should benefit from improved pricing in 2009.

A combination of slowing near-term global demand and technical pressures weighed on our key Energy holdings in Smith International, Range Resources Corp. and Williams Companies. Throughout the year, we have invested in Energy companies that we believe demonstrate disciplined capital allocation and competitive cost structures. We believe these companies are well positioned in a low priced commodity environment, as companies with higher fixed costs will need elevated prices to support their operations. Despite the recent weakness, we believe escalating industry costs and supply pressures should support higher valuations in our more efficiently managed Energy holdings over time. Elsewhere, the Fund experienced weakness in select investments in turnaround situations, such as Newell Rubbermaid, Inc. We continue to have a long term view in this name and our conviction remains despite recent weakness in its share price.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 16, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”)-Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

The VIT-Goldman Sachs Mid Cap Value Fund invests primarily in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalizations of companies consisting of the Russell Midcap Value Index at the time of investment. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The securities of midcapitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in the category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 8.0% of the Fund’s net assets at December 31, 2008.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in the Institutional Shares at net asset value per share (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return Through December 31, 2008	One Year	Five Years	Ten Years	Since Inception

Institutional Shares (commenced May 1, 1998)	−36.97%	1.40%	6.67%	4.80%
Service Shares (commenced January 9, 2006)	−37.13%	n/a	n/a	−9.96%

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 98.9%
Automobiles & Components – 0.9%
105,734	BorgWarner, Inc.	$2,301,829
304,259	Johnson Controls, Inc.	5,525,344

		7,827,173

Banks – 4.2%
226,015	Commerce Bancshares, Inc.	9,933,359
415,100	Fifth Third Bancorp	3,428,726
291,361	Hudson City Bancorp, Inc.(a)	4,650,122
86,730	M&T Bank Corp.(a)	4,979,169
608,200	People’s United Financial, Inc.	10,844,206
299,900	Synovus Financial Corp.(a)	2,489,170

		36,324,752

Capital Goods – 2.7%
62,799	Alliant Techsystems, Inc.*(a)	5,385,642
165,294	Cooper Industries Ltd. Class A	4,831,544
83,681	Eaton Corp.	4,159,782
80,600	Ingersoll-Rand Co. Ltd. Class A	1,398,410
63,771	Lennox International, Inc.	2,059,166
131,154	Parker Hannifin Corp.(a)	5,579,291

		23,413,835

Commercial & Professional Services – 3.4%
556,621	Iron Mountain, Inc.*	13,765,238
611,161	Republic Services, Inc.	15,150,681

		28,915,919

Consumer Durables & Apparel – 3.7%
256,106	Fortune Brands, Inc.	10,572,056
93,000	M.D.C. Holdings, Inc.	2,817,900
325,078	Mattel, Inc.	5,201,248
633,117	Newell Rubbermaid, Inc.	6,191,884
14,700	NVR, Inc.*(a)	6,706,875

		31,489,963

Consumer Services – 2.4%
909,460	H&R Block, Inc.	20,662,931

Diversified Financials – 5.1%
355,785	CIT Group, Inc.(a)	1,615,264
137,400	Franklin Resources, Inc.	8,763,372
642,800	Invesco Ltd.	9,282,032
117,926	Lazard Ltd. Class A	3,507,119
188,377	Northern Trust Corp.	9,821,977
398,130	SLM Corp.*	3,543,357
295,100	The Nasdaq OMX Group, Inc.*(a)	7,291,921

		43,825,042

Energy – 7.7%
259,500	Dril-Quip, Inc.*	5,322,345
230,000	EOG Resources, Inc.	15,313,400
324,228	Newfield Exploration Co.*	6,403,503
560,312	Range Resources Corp.	19,269,130
365,970	Smith International, Inc.	8,377,053
775,500	The Williams Companies, Inc.	11,229,240

		65,914,671

Food & Staples Retailing – 1.7%
271,602	Safeway, Inc.	6,455,979
245,983	SUPERVALU, Inc.	3,591,352
158,600	The Kroger Co.	4,188,626

		14,235,957

Food, Beverage & Tobacco – 3.3%
234,362	Campbell Soup Co.	7,033,204
283,682	Coca-Cola Enterprises, Inc.	3,412,694
573,482	ConAgra Foods, Inc.	9,462,453
22,529	General Mills, Inc.	1,368,637
75,584	Lorillard, Inc.	4,259,158
72,489	Reynolds American, Inc.	2,922,032

		28,458,178

Health Care Equipment & Services – 7.6%
92,400	Becton, Dickinson and Co.	6,319,236
79,565	Coventry Health Care, Inc.*	1,183,927
167,870	Edwards Lifesciences Corp.*	9,224,456
81,312	Health Net, Inc.*	885,488
503,639	IMS Health, Inc.	7,635,167
290,500	Kinetic Concepts, Inc.*(a)	5,571,790
267,046	Laboratory Corp. of America Holdings*	17,200,433
57,000	Patterson Companies, Inc.*	1,068,750
259,500	WellPoint, Inc.*	10,932,735
137,800	Zimmer Holdings, Inc.*	5,569,876

		65,591,858

Household & Personal Products – 2.0%
50,100	Energizer Holdings, Inc.*	2,712,414
71,600	Herbalife Ltd.	1,552,288
228,039	The Clorox Co.(a)	12,669,847

		16,934,549

Insurance – 14.7%
214,200	Aon Corp.	9,784,656
123,294	Arch Capital Group Ltd.*	8,642,909
179,835	Assurant, Inc.	5,395,050
182,589	Everest Re Group Ltd.	13,902,326
238,300	Lincoln National Corp.	4,489,572
388,200	Marsh & McLennan Companies, Inc.	9,421,614
120,911	PartnerRe Ltd.	8,617,327
120,626	Principal Financial Group, Inc.	2,722,529
110,041	RenaissanceRe Holdings Ltd.	5,673,714
815,000	The Progressive Corp.	12,070,150
106,005	Torchmark Corp.	4,738,424
327,108	Unum Corp.	6,084,209
774,699	W.R. Berkley Corp.	24,015,669
446,352	Willis Group Holdings Ltd.	11,105,238

		126,663,387

Materials – 4.7%
344,600	Air Products & Chemicals, Inc.	17,323,042
285,955	Albemarle Corp.	6,376,797
100,600	Ecolab, Inc.	3,536,090

The accompanying notes are an integral part of these financial statements.
5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)

65,400	Nucor Corp.	$3,021,480
908,996	Steel Dynamics, Inc.	10,162,575

		40,419,984

Media – 2.0%
305,400	DISH Network Corp. Class A*	3,386,886
710,400	Viacom, Inc. Class B*	13,540,224

		16,927,110

Pharmaceuticals, Biotechnology & Life Sciences – 0.9%
180,400	Charles River Laboratories International, Inc.*	4,726,480
234,284	PerkinElmer, Inc.	3,258,890

		7,985,370

Real Estate Investment Trust – 3.3%
72,216	Alexandria Real Estate Equities, Inc.	4,357,513
399,600	Annaly Capital Management, Inc.	6,341,652
77,000	Essex Property Trust, Inc.	5,909,750
425,800	HCP, Inc.	11,824,466

		28,433,381

Retailing – 4.0%
61,300	AutoZone, Inc.*(a)	8,549,511
88,501	J.C. Penney Co., Inc.	1,743,470
273,800	Kohl’s Corp.*	9,911,560
201,983	Ross Stores, Inc.	6,004,954
403,300	The TJX Companies, Inc.	8,295,881

		34,505,376

Semiconductors & Semiconductor Equipment – 0.6%
219,400	KLA-Tencor Corp.	4,780,726

Software & Services – 2.2%
844,191	Activision Blizzard, Inc.*	7,293,810
131,000	Autodesk, Inc.*	2,574,150
342,100	CA, Inc.	6,339,113
87,600	Hewitt Associates, Inc. Class A*	2,486,088

		18,693,161

Technology Hardware & Equipment – 2.9%
726,169	Amphenol Corp. Class A	17,413,533
475,200	CommScope, Inc.*	7,384,608

		24,798,141

Telecommunication Services – 1.2%
213,882	Embarq Corp.	7,691,197
1,691,700	Sprint Nextel Corp.*	3,095,811

		10,787,008

Transportation – 2.1%
339,842	Landstar System, Inc.	13,060,128
72,889	Ryder System, Inc.(a)	2,826,635
259,800	Southwest Airlines Co.	2,239,476

		18,126,239

Shares	Description	Value

Common Stocks – (continued)

Utilities – 15.6%
395,490	American Electric Power Co., Inc.	$13,161,907
518,295	CMS Energy Corp.(a)	5,239,963
651,999	DPL, Inc.	14,891,657
456,133	Edison International	14,650,992
321,671	Entergy Corp.(a)	26,740,510
218,355	Equitable Resources, Inc.	7,325,810
252,662	FirstEnergy Corp.	12,274,320
355,804	PG&E Corp.	13,773,173
686,401	PPL Corp.(a)	21,065,647
126,922	Sempra Energy	5,410,685

		134,534,664

TOTAL COMMON STOCKS
(Cost $1,118,044,420)		$850,249,375

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 1.3%
JPMorgan Chase Euro — Time Deposit
$11,301,795	0.040%	01/02/09	$11,301,795
(Cost $11,301,795)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,129,346,215)			$861,551,170

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b) – 8.0%
Boston Global Investment Trust — Enhanced Portfolio
69,764,299	1.168%	$68,927,127
(Cost $68,769,570)

TOTAL INVESTMENTS – 108.2%
(Cost $1,198,115,785)		$930,478,297

LIABILITIES IN EXCESS OF OTHER ASSETS — (8.2)%		(70,359,929)

NET ASSETS — 100.0%		$860,118,368

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in securities, at value (identified cost $1,129,346,215)(a)	$861,551,170
Securities lending reinvestment vehicle, at value (identified cost $68,769,570)	68,927,127
Receivables:
Dividends and interest	2,068,723
Investment securities sold	1,151,373
Receivable from affiliate relating to certain investment transactions	143,867
Securities lending income	40,562
Fund shares sold	18,675

Total assets	933,901,497

Liabilities:
Payables:
Payable upon return of securities loaned	69,927,950
Investment securities purchased	2,116,725
Fund shares redeemed	1,045,451
Amounts owed to affiliates	591,644
Accrued expenses	101,359

Total liabilities	73,783,129

Net Assets:
Paid-in capital	1,345,883,713
Accumulated undistributed net investment income	5,384,969
Accumulated net realized loss from investment transactions	(223,512,826)
Net unrealized loss on investments	(267,637,488)

NET ASSETS	$860,118,368

Net Assets:
Institutional	$748,681,708
Service	111,436,660

Total Net Assets	$860,118,368

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	86,418,154
Service	12,834,625

Net asset value, offering and redemption price per share:
Institutional	$8.66
Service	8.68

(a)	Includes loaned securities having a market value of $69,712,321.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends	$26,410,705
Interest (including securities lending income of $255,143)	645,282

Total investment income	27,055,987

Expenses:
Management fees	10,826,522
Distribution and Service fees — Service Shares	434,314
Transfer Agent fees(a)	270,639
Custody and accounting fees	91,450
Professional fees	91,103
Printing fees	86,822
Trustee fees	15,689
Other	32,275

Total expenses	11,848,814

Less — expense reductions	(22,520)

Net expenses	11,826,294

NET INVESTMENT INCOME	15,229,693

Realized and unrealized gain (loss) from investment transactions:
Net realized loss from investment transactions (including commissions recaptured of $259,442 and realized loss from securities lending reinvestment vehicle of $(1,158,380))	(194,282,032)
Payments by affiliate relating to certain investment transactions	143,867
Net change in unrealized loss on investments (net of change in unrealized gain on securities lending reinvestment vehicle of $157,557)	(370,227,817)

Net realized and unrealized loss from investment transactions	(564,365,982)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(549,136,289)

(a)	Institutional and Service Shares had Transfer Agent fees of $235,897 and $34,742, respectively.

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$15,229,693	$16,589,754
Net realized gain (loss) from investment transactions	(194,282,032)	212,185,517
Payments by affiliate relating to certain investment transactions	143,867	—
Net change in unrealized loss on investments	(370,227,817)	(159,644,495)

Net increase (decrease) in net assets resulting from operations	(549,136,289)	69,130,776

Distributions to shareholders:
From net investment income
Institutional Shares	(11,191,862)	(12,560,085)
Service Shares	(1,243,513)	(1,557,608)
From net realized gains
Institutional Shares	(2,004,006)	(232,422,728)
Service Shares	(300,378)	(33,694,519)

Total distributions to shareholders	(14,739,759)	(280,234,940)

From share transactions:
Proceeds from sales of shares	67,763,165	125,541,601
Reinvestments of distributions	14,739,759	280,234,940
Cost of shares redeemed	(442,712,207)	(358,267,798)

Net increase (decrease) in net assets resulting from share transactions	(360,209,283)	47,508,743

TOTAL DECREASE	(924,085,331)	(163,595,421)

Net assets:
Beginning of year	1,784,203,699	1,947,799,120

End of year	$860,118,368	$1,784,203,699

Accumulated undistributed net investment income	$5,384,969	$2,596,972

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from														Ratios assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of		Ratio of
	Net asset			realized					Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net		and	Total from	From net	From net		value,		end of	net expenses		income to		expenses		income		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		average		to average		to average		turnover
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008 - Institutional	$14.02	$0.14	(g)	$(5.34)	$(5.20)	$(0.14)	$(0.02)	$(0.16)	$8.66	(36.97)%	$748,682	0.84%		1.16	%(g)	0.84%		1.16	%(g)	93%
2008 - Service	14.03	0.11	(g)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		0.91	(g)	1.09		0.91	(g)	93

2007 - Institutional	16.09	0.14	(f)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(c)	0.85	(f)	0.87	(c)	0.85	(f)	84
2007 - Service	16.09	0.12	(f)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(c)	0.75	(f)	1.12	(c)	0.60	(f)	84

2006 - Institutional	15.53	0.13		2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.80		0.87		0.79		57
2006 - Service(d)	15.96	0.12		1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(e)	0.72	(e)	1.12	(e)	0.56	(e)	57

2005 - Institutional	15.28	0.13		1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.83		0.87		0.83		53

2004 - Institutional	13.37	0.10		3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than one full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Service Shares commenced operations on January 9, 2006.
(e)	Annualized.
(f)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.06% of average net assets.
(g)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.11% of average net assets.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of Shares — Institutional and Service.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In addition, distributions received from the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

E. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to the annual percentage rate of the Fund’s average daily net assets.

For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion ^	Next $3 billion ^	Over $8 billion ^	Effective Rate

0.80%	0.72%	0.68%	0.67%	0.80%

^	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAM did not make any reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, transfer agent fees were reduced by approximately $22,500.
At December 31, 2008, the amounts owed to affiliates were approximately $555,100, $22,600 and $13,900 for Management, Distribution and Service, and Transfer Agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and the other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2— Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3— Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Investments in
Securities
Level	Long-Assets

Level 1	$850,249,375

Level 2	80,228,922

Level 3	—

Total	$930,478,297

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008 were $1,242,357,928 and $1,594,691,298, respectively. For the year ended December 31, 2008, Goldman Sachs earned approximately $30,900 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

For the year ended December 31, 2008, GSAM has agreed to reimburse the Fund for losses incurred in the amount of $143,867 relating to certain security transactions.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2008, GSAL earned $28,346 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2008 was $4,331,725.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary income	$67,526,425	$12,514,758
Net long-term capital gains	212,708,515	2,225,001

Total taxable distributions	$280,234,940	$14,739,759

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$5,045,932

Capital loss carryforward:(1)
Expiring 2016	$(145,355,619)

Timing differences (post — October losses)	(63,707,065)
Unrealized loss — net	(281,748,593)

Total accumulated losses — net	$(485,765,345)

(1)	Expiration occurs on December 31 of the year indicated.

At December 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,212,226,890

Gross unrealized gain	19,165,761
Gross unrealized loss	(300,914,354)

Net unrealized security loss	$(281,748,593)

The difference between book-basis and tax basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $6,321 from accumulated undistributed net investment income to accumulated net realized loss from investment transactions. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from dividend redesignations and partnership investments.

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2008

8. OTHER RISKS (continued)

Risks of Large Shareholder Redemptions — Certain participating insurance companies. accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	6,105,718	$65,852,855	7,357,466	$124,362,206
Reinvestment of distributions	1,623,108	13,195,869	17,350,057	244,982,821
Shares redeemed	(32,499,851)	(399,001,871)	(17,570,640)	(298,177,337)

	(24,771,025)	(319,953,147)	7,136,883	71,167,690

Service Shares
Shares sold	179,463	1,910,310	71,832	1,179,395
Reinvestment of distributions	189,434	1,543,890	2,496,609	35,252,119
Shares redeemed	(3,588,997)	(43,710,336)	(3,536,467)	(60,090,461)

	(3,220,100)	(40,256,136)	(968,026)	(23,658,947)

NET INCREASE (DECREASE)	(27,991,125)	$(360,209,283)	6,168,857	$47,508,743

 16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses—Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				For the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/08	12/31/08		12/31/08*
Institutional
Actual	$1,000	$655.70		$3.50
Hypothetical 5% return	1,000	1,020.91	+	4.27

Service
Actual	1,000	655.00		4.53
Hypothetical 5% return	1,000	1,019.66	+	5.53

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2008, 88.68% of the dividends paid from net investment company taxable income by the Goldman Sachs Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,225,001 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008. Of the amount designated by the Fund, $1,540,986 is taxed at a maximum rate of 15% while the balance is taxed at a maximum rate of 25%.

During the year ended December 31, 2008, the Fund designates $75,352 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

21

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITMIDCAPAR/18686 MF/02-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Strategic International Equity Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Overview

2008 proved to be an historic year for the financial markets. The year got off to a troubled start, with growing recessionary fears and the uncertain macroeconomic environment weighing on the markets. The latter three quarters of 2008 deteriorated significantly, and an unprecedented series of events unfolded. Credit troubles, which had plagued financial institutions since 2007, intensified and sparked a crisis of confidence that quickly turned into a global liquidity crisis. One of the world’s largest investment banks, Lehman Brothers, failed. The U.S. government took over mortgage agencies Fannie Mae and Freddie Mac, rescued major insurer AIG with a $85 billion emergency loan and subsequently passed the $700 billion Troubled Asset Relief Program (“TARP”) in an attempt to stabilize the financial system. Other governments followed with a number of full or partial nationalizations of financial services companies, and Iceland became the first sovereign casualty as its banking system collapsed.

The lack of liquidity in the financial system sparked a sharp deleveraging of financial assets. which placed further downward pressure on the global equity markets. Having surged to record highs in July, commodity and energy prices began falling sharply as fears increased of a global economic recession. The price of crude oil declined from a record high of more than $140 per barrel in June to close the year at $44.60 per barrel. A number of major equity indices experienced their largest ever monthly decline in October, despite the world’s central banks simultaneously cutting interest rates across 21 countries and several governments announcing fiscal stimulus packages. These events drove unprecedented levels of volatility and, having begun the year at 22.50, the VIX Index, a measure of market volatility, spiked to an intra-day high of 89.53 during the fourth quarter of 2008, the highest level since its inception in 1990. The VIX Index ended the year at approximately 40.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Holding	Net Assets	Line of Business	Country

Total SA	3.3%	Energy	France
Nestle SA (Registered)	3.1	Food, Beverage & Tobacco	Switzerland
Roche Holding AG	3.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	3.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BHP Billiton Ltd.	2.5	Materials	Australia
Vivendi	2.0	Media	France
Vodafone Group PLC	2.0	Telecommunication Services	United Kingdom
Tesco PLC	1.9	Food & Staples Retailing	United Kingdom
Imperial Tobacco Group PLC	1.9	Food, Beverage & Tobacco	United Kingdom
E.ON AG	1.7	Onlines	Germany

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the 12-month period ended December 31, 2008, the Fund’s Institutional and Service Shares generated average annual returns of –45.87% and –46.00%, respectively. These returns compare to the –42.97% average annual return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period. On a regional basis, Japan was the leading detractor from performance, exacerbated by the yen’s marked appreciation versus the U.S. dollar in the latter four months of 2008. Of the portfolio’s Japanese holdings, Asahi Glass, Asia’s largest glass manufacturer, was the leading detractor from performance. Sales volumes in the company’s major products — TFT LCD (thin-film transistor liquid crystal display) glass and sheet glass for the auto and construction industries — began to decline sharply in the middle of the year. Even though leading supplier Asahi Glass has a strong growth opportunity in TFT LCD glasses and solar battery glasses, weak business momentum has hurt its share price, and we exited the position.

The Fund’s position in Nomura, Japan’s dominant investment bank, broker and asset manager, was another negative contributor to performance. The company’s share price declined significantly during the reporting period, as did those of financial companies in general. However, its shares weakened further in the fourth quarter of 2008, due to investors’ fears that rapidly deteriorating market conditions and costs from the company’s acquisition of Lehman Brothers’ European, Asian and Middle Eastern businesses would lead to a loss of more than $3 billion in the third quarter. We sold out of the position in favor of other names within the sector.

The Fund’s position in Japanese bank Sumitomo Mitsui Financial Group was another detractor from performance during the year. Its shares had performed in line with the Japanese stock market until the end of the third quarter. However, Japanese mega-banks

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

underperformed in the fourth quarter as sharp declines in the domestic stock market prompted concerns that they may suffer substantial losses on their large equity portfolios. In addition, the potential for large losses led to fears that mega-banks may have to raise dilutive equity capital to repair their balance sheets. The fact that banks elsewhere around the world were raising equity (including from governments) made the Japanese banks look relatively undercapitalized. We believe that Sumitomo Mitsui Financial Group is well positioned relative to the other mega-banks on this front, as the company has a larger cushion from unrealized gains on equities, a lower break-even point on its equity portfolio (in that the market can fall further before losses are generated) and less exposure to so-called toxic assets.

Overall, stock selection within Europe was a detractor from the Fund’s performance during the year. In particular, its holdings in Greek bank EFG Eurobank and French bank BNP Paribas were two negative contributors to performance. EFG Eurobank underperformed the broader market as a result of increasing concerns over the macroeconomic and political situation in Greece and in South Eastern Europe more generally. With the large economic imbalances that have arisen in this region over the last few years of strong economic growth, we believe there is now significant risk of a severe economic slowdown. This could, in turn, trigger substantial losses for banks exposed to the region. Despite our belief that EFG Eurobank is a high quality franchise with a well regarded management team, we do not believe that it will be immune to these issues so we exited our position. Shares of BNP Paribas weakened in the fourth quarter of 2008 after the company announced that losses at its investment bank since October had more than offset the division’s profit earlier in the year. A delay in the bank’s purchase of Fortis’s Belgian assets also weighed on the stock. We like the defensive profile of BNP Paribas, a conservatively managed bank, and we believe it will be a survivor and market share winner in the European banking landscape.

With commodity prices declining substantially in the second half of 2008, the Fund’s position in global mining group Xstrata detracted from performance as a result of its sensitivity to commodity prices and following its hostile bid for British platinum miner Lonmin. Shares of steel manufacturer SSAB were also weak due to increasing concerns over an economic slowdown in China, which may dampen global demand for steel. Given current concerns about both developed and emerging demand for commodities, as well as investor skepticism about China’s ability to sustain GDP growth above 8%, we exited our positions in SSAB and Xstrata.

On the upside, the Fund’s holdings in developed Asia contributed positively to relative performance. A leading contributor within the region was BHP Billiton, an Australian diversified mining group. Its shares performed strongly in the first half of the year as a result of rallying commodity prices and then rebounded in the fourth quarter after the company abandoned its takeover offer for rival Rio Tinto. Other leading stock-specific contributors to the Fund’s performance during the reporting period included Japan’s largest retailer Seven & I Holdings and fixed-line phone operator Nippon Telegraph & Telephone. Seven & I Holdings significantly outperformed the overall market after reporting strong results, announcing plans to buy back $1.7 billion of stock and forming a strategic partnership with prescription drug store chain Ain Pharmaciez. Nippon Telegraph & Telephone also reported strong quarterly results and raised its full-year profit forecast. We sold the stock to capture profits. Elsewhere, French entertainment group Vivendi aided the Fund’s performance after announcing strong third-quarter profits, reaffirming its 2008

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

financial goals and confirming its policy to grow dividends despite the global economic crisis. The defensive characteristics of this stock have led to it significantly outperforming both its peers and the market since we initiated our position in the stock.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

January 16, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”)-Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

The VIT-Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in the category as a percentage of market value (excluding investment in the securities lending reimbursement vehicle if any). The securities lending reinvestment vehicle represents 1.9% of the Fund’s net assets at December 31, 2008.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in the Institutional Shares at net asset value per share (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return Through December 31, 2008	One Year	Five Years	Ten Years	Since Inception

Institutional Shares (commenced January 12, 1998)	−45.87%	−1.68%	1.00%	0.75%
Service Shares (commenced January 9, 2006)	−46.00%	n/a	n/a	−12.44%

 6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 95.2%
Australia – 3.7%
219,689	BHP Billiton Ltd. (Materials)	$4,667,115
191,200	Westpac Banking Corp. (Banks)	2,293,200

		6,960,315

Bermuda – 0.3%
113,870	Hiscox Ltd. (Insurance)	566,681

Brazil – 0.8%
61,435	Companhia Vale do Rio Doce ADR Preference A Shares (Materials)	654,283
129,883	Net Servicos de Comunicacao SA ADR Preference Shares (Media)*(a)	755,919

		1,410,202

China – 0.7%
177,000	China Life Insurance Co. Ltd. Class H (Insurance)	543,829
393,500	China Shenhua Energy Co. Ltd. Class H (Energy)	843,609

		1,387,438

Cyprus – 0.3%
163,169	Prosafe SE (Energy)	623,717

Denmark – 1.6%
58,509	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	3,018,122

France – 10.2%
23,993	Air Liquide SA (Materials)	2,197,268
73,997	AXA SA (Insurance)	1,660,909
45,870	BNP Paribas (Banks)(b)	1,979,957
15,677	Eutelsat Communications (Media)	370,273
9,498	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	371,246
31,912	SCOR SE (Insurance)	737,278
36,910	Societe Generale (Banks)	1,872,555
111,726	Total SA (Energy)	6,142,610
115,828	Vivendi SA (Media)	3,775,306

		19,107,402

Germany – 5.4%
16,256	Allianz SE (Registered) (Insurance)	1,729,652
81,709	E.ON AG (Utilities)	3,208,486
8,403	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	751,736
11,847	Muenchener Rueckversicherungs AG (Registered) (Insurance)	1,839,222
27,423	SAP AG (Software & Services)	995,101
20,416	Siemens AG (Registered) (Capital Goods)	1,536,988

		10,061,185

Hong Kong – 4.2%
1,208,000	BOC Hong Kong (Holdings) Ltd. (Banks)	1,382,663
60,500	China Mobile Ltd. (Telecommunication Services)	613,840

218,000	CLP Holdings Ltd. (Utilities)	1,482,122
104,600	Hang Seng Bank Ltd. (Banks)	1,380,993
263,000	Hutchison Whampoa Ltd. (Capital Goods)	1,327,681
214,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,800,712

		7,988,011

India – 0.4%
11,348	HDFC Bank Ltd. ADR (Banks)(a)	810,020

Italy – 4.7%
179,532	Azimut Holding SpA (Diversified Financials)	979,185
315,068	Banca Popolare Di Milano Scarl (Banks)	1,893,857
57,343	ENI SpA (Energy)	1,379,884
126,317	Geox SpA (Consumer Durables & Apparel)	795,628
194,478	Mediobanca SpA (Diversified Financials)	1,999,951
303,896	Snam Rete Gas SpA (Utilities)	1,697,566

		8,746,071

Japan – 24.0%
39,300	Canon, Inc. (Technology Hardware & Equipment)	1,245,204
35,200	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	684,245
34,100	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	616,932
42,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,009,785
44,000	Denso Corp. (Automobiles & Components)	745,552
25,600	East Japan Railway Co. (Transportation)	1,945,769
36,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	810,365
286,000	Fujitsu Ltd. (Technology Hardware & Equipment)	1,390,533
60,000	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	1,150,203
104,000	Hitachi Metals Ltd. (Materials)	483,701
47,500	Honda Motor Co. Ltd. (Automobiles & Components)	1,011,688
37,000	Kao Corp. (Household & Personal Products)	1,123,888
274	KDDI Corp. (Telecommunication Services)	1,956,442
127,900	Komatsu Ltd. (Capital Goods)	1,631,558
43,000	Konami Corp. (Software & Services)	1,114,773

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

53,300	Kyushu Electric Power Co., Inc. (Utilities)	$1,414,988
30,300	McDonald’s Holdings Co. Japan Ltd. (Consumer Services)	606,381
102,300	Mitsubishi Corp. (Capital Goods)	1,448,984
260,000	Mitsubishi Materials Corp. (Materials)	658,084
82,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,237,691
279,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,754,185
104,000	Mitsui & Co. Ltd. (Capital Goods)	1,069,158
166,000	Mitsui Chemicals, Inc. (Materials)	616,868
98,700	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	1,081,796
3,000	Nintendo Co. Ltd. (Software & Services)	1,146,455
1,353	NTT Urban Development Corp. (Real Estate)	1,465,259
13,750	ORIX Corp. (Diversified Financials)	785,137
67,500	QP Corp. (Food, Beverage & Tobacco)	923,663
43,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,502,039
93,000	Shimadzu Corp. (Technology Hardware & Equipment)	585,424
84,600	Showa Shell Sekiyu K.K. (Energy)	838,381
31,600	Sony Corp. (Consumer Durables & Apparel)	691,153
223	Sony Financial Holdings, Inc. (Insurance)	851,068
67,800	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	549,320
479,000	Sumitomo Metal Industries Ltd. (Materials)	1,183,188
49,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,061,467
14,500	Terumo Corp. (Health Care Equipment & Services)	679,259
263,000	The Hachijuni Bank Ltd. (Banks)	1,512,375
76,000	The Kansai Electric Power Co., Inc. (Utilities)	2,201,416
41,200	Toyota Motor Corp. (Automobiles & Components)	1,362,003

		45,146,380

Luxembourg – 1.3%
30,739	ArcelorMittal (Materials)	745,095
25,600	Millicom International Cellular SA SDR (Telecommunication Services)	1,209,600
25,544	SES SA (Media)	495,056

		2,449,751

Netherlands – 1.4%
176,505	Koninklijke KPN NV (Telecommunication Services)	2,566,111

Norway – 1.7%
88,938	Schibsted ASA (Media)(a)	1,071,176
129,051	StatoilHydro ASA (Energy)	2,158,351

		3,229,527

Singapore – 1.0%
313,000	DBS Group Holdings Ltd. (Banks)	1,843,689

South Korea – 0.2%
2,180	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	453,000

Sweden – 0.7%
163,600	Atlas Copco AB Class B (Capital Goods)	1,280,935

Switzerland – 13.9%
57,816	Credit Suisse Group AG (Registered) (Diversified Financials)	1,620,269
39,616	Kuehne + Nagel International AG (Registered) (Transportation)(a)	2,565,861
448	Lindt & Spruengli AG (Food, Beverage & Tobacco)	838,240
148,881	Nestle SA (Registered) (Food, Beverage & Tobacco)	5,895,411
112,072	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,612,728
37,145	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,750,682
4,669	Straumann Holding AG (Registered) (Health Care Equipment & Services)	827,664
12,804	Synthes, Inc. (Health Care Equipment & Services)	1,623,623
90,697	UBS AG (Registered) (Diversified Financials)*	1,319,583

		26,054,061

United Kingdom – 18.7%
662,287	Aegis Group PLC (Media)	718,261
161,249	Amlin PLC (Insurance)	838,156
57,032	Anglo American PLC (Materials)	1,330,961
130,542	Autonomy Corp. PLC (Software & Services)*	1,816,508
225,983	BG Group PLC (Energy)	3,127,957
42,927	BHP Billiton PLC (Materials)	832,594
354,300	BP PLC (Energy)	2,734,993
221,624	Capita Group PLC (Commercial Services & Supplies)	2,377,345
81,433	Close Brothers Group PLC (Diversified Financials)	627,367

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

235,536	HSBC Holdings PLC (Banks)	$2,305,233
135,470	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,618,534
66,168	Inmarsat PLC (Telecommunication Services)	454,480
153,831	Schroders PLC (Diversified Financials)	1,935,141
140,410	Serco Group PLC (Commercial & Professional Services)	919,130
51,892	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	764,367
308,155	Standard Life PLC (Insurance)	899,567
697,870	Tesco PLC (Food & Staples Retailing)	3,633,824
69,658	Unilever PLC (Food, Beverage & Tobacco)	1,600,028
145,856	Venture Production PLC (Energy)	900,607
1,841,901	Vodafone Group PLC (Telecommunication Services)	3,771,567

		35,206,620

TOTAL COMMON STOCKS
(Cost $215,466,008)		$178,909,238

		Expiration
Units	Description	Month	Value

Right* – 0.2%
Singapore – 0.2%
156,500	DBS Group Holdings Ltd. (Banks)	01/09	$333,102
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 4.6%
JPMorgan Chase Euro – Time Deposit
$8,651,904	0.040%	01/02/09	$8,651,904
(Cost $8,651,904)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $224,117,912)			$187,894,244

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c) – 1.9%
Boston Global Investment Trust – Enhanced Portfolio
3,750,944	1.168%	$3,705,933
(Cost $3,699,414)

TOTAL INVESTMENTS – 101.9%
(Cost $227,817,326)		$191,600,177

LIABILITIES IN EXCESS OF
OTHER ASSETS – (1.9)%		(3,615,934)

NET ASSETS – 100.0%		$187,984,243

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

Investment Abbreviations:
ADR — American Depositary Receipt
SDR — Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	95	March 2009	$3,235,341	$(4,202)
FTSE 100 Index	25	March 2009	1,577,931	33,420

TOTAL				$29,218

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in securities, at value (identified cost $224,117,912)(a)	$187,894,244
Securities lending reinvestment vehicle, at value (identified cost $3,699,414)	3,705,933
Foreign currency, at value (identified cost $2,159)	1,676
Receivables:
Investment securities sold, at value	504,170
Dividends and interest, at value	187,270
Foreign tax reclaims, at value	162,004
Fund shares sold	28,741
Due from broker — variation margin, at value	5,611
Securities lending income	3,021

Total assets	192,492,670

Liabilities:
Due to custodian	433,735
Payables:
Payable upon return of securities loaned	3,686,571
Amounts owed to affiliates	176,442
Fund shares redeemed	125,138
Accrued expenses	86,541

Total liabilities	4,508,427

Net Assets:
Paid-in capital	364,248,849
Accumulated undistributed net investment income	396,050
Accumulated net realized loss from investment, futures and foreign currency related transactions	(140,484,088)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(36,176,568)

NET ASSETS	$187,984,243

Net Assets:
Institutional	$74,148,687
Service	113,835,556

Total Net Assets	$187,984,243

Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized):
Institutional	11,568,903
Service	17,731,791

Net asset value, offering and redemption price per share:
Institutional	$6.41
Service	6.42

(a)	Includes loaned securities having a market value of $3,494,994.

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends(a)	$10,439,569
Interest (including securities lending income of $430,826)	588,368

Total investment income	11,027,937

Expenses:
Management fees	2,736,169
Distribution and Service fees — Service Shares	412,012
Custody and accounting fees	122,091
Professional fees	97,832
Transfer Agent fees(b)	54,719
Printing fees	31,229
Trustee fees	15,689
Other	15,022

Total expenses	3,484,763

Less — expense reductions	(5,611)

Net expenses	3,479,152

NET INVESTMENT INCOME	7,548,785

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions (net of realized gain from securities lending reinvestment vehicle of $12,111)	(128,066,865)
Futures transactions	(2,657,001)
Foreign currency related transactions	237,213
Net change in unrealized gain (loss) on:
Investments (net of change in unrealized gain on securities lending reinvestment vehicle of $6,519)	(37,402,237)
Futures	(114,972)
Translation of assets and liabilities denominated in foreign currencies	46,291

Net realized and unrealized loss from investment, futures and foreign currency related transactions	(167,957,571)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(160,408,786)

(a)	Foreign taxes withheld on dividends were $790,764.
(b)	Institutional and Service Shares had Transfer Agent fees of $21,761 and $32,958, respectively.

The accompanying notes are an integral part of these financial statements.
11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$7,548,785	$4,895,331
Net realized gain (loss) from investment, futures and foreign currency related transactions	(130,486,653)	69,276,295
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(37,470,918)	(45,301,763)

Net increase (decrease) in net assets resulting from operations	(160,408,786)	28,869,863

Distributions to shareholders:
From net investment income Institutional Shares	(3,309,583)	(1,823,709)
Service Shares	(4,673,550)	(2,976,397)
From net realized gains Institutional Shares	(6,448,599)	(14,340,235)
Service Shares	(9,909,643)	(23,860,510)

Total distributions to shareholders	(24,341,375)	(43,000,851)

From share transactions:
Proceeds from sales of shares	29,908,159	13,917,078
Reinvestments of distributions	24,341,375	43,000,851
Cost of shares redeemed	(44,201,132)	(68,147,262)

Net increase (decrease) in net assets resulting from share transactions	10,048,402	(11,229,333)

TOTAL DECREASE	(174,701,759)	(25,360,321)

Net assets:
Beginning of year	362,686,002	388,046,323

End of year	$187,984,243	$362,686,002

Accumulated undistributed net investment income	$396,050	$594,775

 12
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from																Ratios assuming no
		investment operations					Distributions to shareholders											expense reductions
				Net												Ratio of		Ratio of
	Net asset			realized				From		Net asset			Net assets,	Ratio of		net investment		total		Ratio of
	value,	Net		and		Total from	From net	net		value,			end of	net expenses		income to		expenses		net investment		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total		year	to average		average		to average		income to		turnover
Year — Share Class	of year	income(a)		gain (loss)		operations	income	gains	distributions	year	return(b)		(in 000s)	net assets		net assets		net assets		average net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008 — Institutional	$13.76	$0.32	(i)	$(6.69)		$(6.37)	$(0.33)	$(0.65)	$(0.98)	$6.41	(45.87)%		$74,149	1.12%		2.95	%(i)	1.12%		2.95	%(i)	165%
2008 — Service	13.76	0.28	(i)	(6.67)		(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)		113,836	1.37		2.64	(i)	1.37		2.64	(i)	165

2007 — Institutional	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.88		136,785	1.16	(c)	1.30	(c)	1.16	(c)	1.30	(c)	134
2007 — Service	14.49	0.20		0.92		1.12	(0.21)	(1.64)	(1.85)	13.76	7.86		225,901	1.18	(c)	1.30	(c)	1.41	(c)	1.07	(c)	134

2006 — Institutional	12.05	0.22		2.44	(d)	2.66	(0.22)	—	(0.22)	14.49	22.10	(e)	127,795	1.15		1.64		1.16		1.63		76
2006 — Service(f)	12.71	0.22		1.78	(d)	2.00	(0.22)	—	(0.22)	14.49	15.74	(e)	260,251	1.17	(g)	1.68	(g)	1.41	(g)	1.44	(g)	76

2005 — Institutional	10.62	0.09		1.38		1.47	(0.04)	—	(0.04)	12.05	13.70		109,399	1.20		0.81		1.36		0.66		56

2004 — Institutional	9.48	0.07		1.18		1.25	(0.11)	—	(0.11)	10.62	13.48		108,624	1.20		0.75		1.35		0.60		63

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than a full year are not annualized.
(c)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(d)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(e)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (d) above. If restated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.
(f)	Service Shares commenced operations on January 9, 2006.
(g)	Annualized.
(i)	Reflects income recognized from a special dividend which amounted to $0.12 per share and 1.12% of average net assets.

The accompanying notes are an integral part of these financial statements.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

The Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (formerly “Goldman Sachs International Equity Fund”) (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes, if any, on securities held by the Fund, which are subject to such taxes.
Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAMI has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Futures Contracts — The Fund may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. For futures contracts, the Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under the contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the year ended December 31, 2008, GSAMI received a Management fee on a contractual basis at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

Effective July 1, 2008, GSAMI implemented these additional asset level breakpoints to its contractual management rates.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% for the average daily net assets of the Institutional and Service Shares.

D. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAMI did not make any reimbursements to the Fund.
In addition, the Fund has entered into certain offset arrangements with the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, transfer agent fees were reduced by approximately $5,600.

 16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)

At December 31, 2008, the amounts owed to affiliates were approximately $150,700, $22,800 and $3,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or affiliates. Pursuant to the terms of the facility, the Fund and the other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

	Investments in Securities Long —	Derivatives —	Derivatives —
Level	Assets	Assets	Liabilities

Level 1	$2,220,222	$33,420	$(4,202)

Level 2(a)	189,379,955	—	—

Level 3	—	—	—

Total	$191,600,177	$33,420	$(4,202)

(a)	To adjust for differing local market close timing, the Fund may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008 were $441,152,940 and $448,290,033, respectively. For the year ended December 31, 2008, Goldman Sachs earned approximately $5,800 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and GSAL receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2008, GSAL earned $47,430 in fees as securities lending agent.

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary income	$4,800,106	$16,779,631
Net long-term capital gains	38,200,745	7,561,744

Total taxable distributions	$43,000,851	$24,341,375

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$383,391

Capital loss carryforward:(1)(2)
Expiring 2009	(2,072,911)
Expiring 2010	(6,928,702)
Expiring 2011	(609,034)
Expiring 2016	(74,993,642)

Total capital loss carryforward	$(84,604,289)

Timing differences (post — October losses)	(41,819,006)
Unrealized loss — net	(50,224,702)

Total accumulated losses — net	$(176,264,606)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.
(2)	The Fund had capital loss carryforwards of $2,072,911 expire in the current fiscal year.
At December 31, 2008, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$241,865,460

Gross unrealized gain	5,570,713
Gross unrealized loss	(55,835,996)

Net unrealized security loss	$(50,265,283)
Net unrealized gain on other investments	40,581

Net unrealized loss	$(50,224,702)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales recognized for tax purposes and differences related to the tax treatment of partnership investments.
In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $2,072,911 from paid-in capital to accumulated net realized loss from investment transactions for $1,837,288 and accumulated undistributed net investment income for $235,623. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment related to expiring capital loss carryforwards and foreign currency transactions.

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2008

8. OTHER RISKS (continued)

the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Market and credit risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Risks of large shareholder redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

9. OTHER MATTERS

New accounting pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,115,703	$12,353,890	847,320	$12,896,119
Reinvestment of distributions	1,597,083	9,758,182	1,186,780	16,163,939
Shares redeemed	(1,084,971)	(10,876,786)	(914,864)	(13,848,248)

	1,627,815	11,235,286	1,119,236	15,211,810

Service Shares
Shares sold	2,062,515	17,554,269	68,040	1,020,959
Reinvestment of distributions	2,382,870	14,583,193	1,970,404	26,836,912
Shares redeemed	(3,130,455)	(33,324,346)	(3,587,107)	(54,299,014)

	1,314,930	(1,186,884)	(1,548,663)	(26,441,143)

NET INCREASE (DECREASE)	2,942,745	$10,048,402	(429,427)	$(11,229,333)

 20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic International Equity Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		6 Months
	Account Value	Account Value		Ended
Share Class	7/01/08	12/31/08		12/31/08*
Institutional
Actual	$1,000	$623.90		$4.57
Hypothetical 5% return	1,000	1,019.51	+	5.69

Service
Actual	1,000	622.80		5.59
Hypothetical 5% return	1,000	1,018.25	+	6.95

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the net annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were 1.12 % and 1.37 % for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

 22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios, and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Strategic International Equity Fund designates $7,561,744, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008.

During the year ended December 31, 2008, the Fund designates $8,795,570 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the 2008 tax year, the Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2335 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2008 from foreign sources was 69.74%. The total amount of foreign taxes paid by the Fund was $0.0133 per share.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITINLAR/18686.MF/02-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Government Income Fund

Goldman Sachs Growth Opportunities Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

During the reporting period, the macro environment moved from one characterized by softening economic data to a full-blown global financial crisis. The crisis has reached historic proportions and is rapidly spreading to the overall economy, prompting an equally historic response from policymakers. Some of the most notable responses by the U.S. government included the seizing of mortgage giants Fannie Mae and Freddie Mac, helping to keep American International Group (AIG) solvent while allowing Lehman Brothers to fail, providing insurance for money market funds, passing the $700 billion Troubled Asset Recovery Program (“TARP”) and creating a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Yields fell across the curve with the front end rallying significantly amid an extreme flight to quality. The yield on the 3-month Treasury bill fell an astounding 308 basis points (bps) to end the year yielding a mere 0.14%. Further out on the curve, yields were volatile and the 10-year note ended the year 181 bps lower than a year ago at 2.22%. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core. All spread sectors significantly underperformed Treasuries in 2008. For many sectors, such as mortgages and high yield corporate securities the underperformance was the largest on record.

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital Aggregate Bond Index.

Performance Review

Over the 12-month reporting period that ended December 31, 2008, the Fund’s Service Shares generated an average annual return of –8.56%. This compares to the 5.23% average annual return on the Fund’s benchmark, the Barclays Capital Aggregate Bond Index, over the same time period.

The Fund underperformed its benchmark over the reporting period. A variety of top-down and bottom-up factors impacted the Fund’s results. Top-down strategies had a mixed impact on performance. Duration positioning positively impacted the Fund’s returns. Specifically, the portfolio benefited from a curve steepening trade during the early part of the year as short-term rates fell faster than long-term rates. This was due to the easing of short-term interest rates by the Fed. Regarding cross-sector positioning, our overweight to spread product detracted from relative returns as spreads widened significantly amid an extreme flight to quality. During the latter part of the period, we had overweight positions in commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS), asset-backed securities (“ABS”) and investment grade corporate securities, all of which detracted from performance. Corporate bonds sold-off significantly toward the latter

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter (continued)

part of the year amid an extreme flight to quality, causing spreads to reach their highest levels on record. Also, from a top-down perspective, currency positioning detracted slightly from performance. The Fund had a small long position in the Australian dollar versus the U.S. dollar in September, which detracted from performance as investors abandoned higher yielding currencies for the relative safety of the U.S. dollar.

Bottom-up security selection, within both the securitized and corporate sectors, was the primary detractor from the Fund’s performance. Within the corporate sector, performance was negatively impacted by security selection within the financials sector. Financial issuers were shaken to their core by the global financial crisis and Lehman Brothers’ Chapter 11 filling, which made it the largest corporate default in history. Within the securitized sector, our selection of non-agency adjustable rate mortgages (ARMs), which are mortgage-backed securities not issued by the government-sponsored enterprises such as Fannie Mae, Freddie Mac and Ginnie Mae, detracted significantly from performance. Despite the seniority these securities have in the capital structure, as well as a substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity, and forced selling of high quality assets by leveraged investors.

Non-agency adjustable rate mortgages (“ARMs”) lagged their agency counterparts amid an environment of heightened interest rate volatility and reduced sponsorship from foreign investors. In late December 2008, the New York Federal Reserve released the implementation details of its previously announced program to purchase up to $500 billion in agency mortgage-backed securities (“MBS”) over the next six months, causing agency mortgage spreads to tighten and non-agency spreads to widen. The non-agency mortgage market experienced very large downward pricing pressures for several reasons. First, market participants had a difficult time gauging the sponsorship landscape and this uncertainty alone represented a significant headwind. Similarly, uncertainty over loan modifications and the implications for bondholders was negative for non-agency and agency MBS alike. The non-agency market also suffered from poor fundamental credit performance, further declines in home prices and additional ratings downgrades on AAA-rated securities.

We are disappointed in the Fund’s recent performance. However, we are confident in our process and our risk management as found in and applied to the Fund. As of December 31, 2008, the Fund’s non-agency ARM allocation constituted 15.2% of its portfolio.

Over the past few years, we have enhanced our mortgage capabilities by adding additional portfolio managers, mortgage credit research analysts and quantitative strategists to the team. We have reaffirmed and continue to assess all of our mortgage positions under various stressed housing market scenarios. Under all of our scenarios, the fundamental value (that we derive based on expected cash flows, defaults and recovery rates) of these securities is higher than the highly distressed prices that the securities are currently priced at today. Even under our pessimistic scenario, we believe these non-agency mortgage securities may still offer attractive risk-adjusted yields over the long term. Analyses such as this strengthen our conviction in the underlying fundamentals of these non-agency mortgages.

While it is not possible for us to predict the bottom of the housing market, we anticipate performance recovery to begin once home prices have stabilized and defaults and delinquencies have subsided. These securities may offer risk-adjusted return potential over

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

the course of their average lives (3-5 years), and therefore we intend to maintain our conviction and hold our position in these securities.

Looking ahead to the broader economy, we believe the most likely scenario is that U.S. GDP growth contracts by 1.7% in 2009, down substantially from our previous 12-month forecast of –0.1%. We expect the contraction to be concentrated in the first half — the fourth quarter of 2008 could well be the trough in growth — with a modest recovery in the second half of the year as monetary and fiscal stimuli begin to gain traction. We believe the biggest risk is that growth will contract more than we expect, and perhaps dramatically so. Until the U.S. unemployment rate begins to stabilize and accommodative policy measures begin to reach the consumer sector more effectively, we cannot rule out a more severe contraction than the deep decline we now anticipate.

We thank you for your partnership with us thus far during these turbulent times and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

January 15, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Core Fixed Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter (continued)

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Principal Investment Strategies and Risks

The VIT — Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument the risk of default by a counterparty; and the risk that transactions may not be liquid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include time deposits, if any. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Aggregate Bond Index (“Barclays Capital Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Core Fixed Income Fund (commenced January 9, 2006)	–8.56%	0.53%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund (the “Fund”) during the twelve-month reporting period that ended December 31, 2008.

Market Review

From a financial standpoint, the closing stanza of 2008 brought a devastating end to an already difficult year. Although December brought modest relief to equity prices, the rebound provided scant comfort after months of relentless selling. Against a backdrop of sharply deteriorating economic data, poor earnings news and ongoing asset impairment at large financial institutions, few investors could muster the enthusiasm or the money to resist the sustained selling pressure. Bucking the downtrend, however, were the U.S. Federal Reserve Board and the U.S. Treasury, which fought to preserve financial stability by injecting capital into lending institutions, accepting troubled assets as collateral and slashing short-term interest rates to a range of 0% to 0.25%. Even though major banks and auto companies seemed on the brink of disaster this year — pushing the S&P 500 Index (the “Index”) to its lows for the current decade — conditions improved somewhat in December, with stock prices moving higher. Consequently, U.S. equities ended their worst year since the 1930s on a mildly upbeat note, with the Index returning 1.06% in December. However, the boost barely dampened the losses sustained earlier in the year as, all told, the Index returned –36.92% in 2008.

Investment Objective

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	5.1%	Energy
Procter & Gamble Co.	2.3	Household & Personal Products
General Electric Co.	2.1	Capital Goods
AT&T, Inc.	2.1	Telecommunication Services
Johnson & Johnson	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	1.9	Energy
Microsoft Corp.	1.9	Software & Services
Wal-Mart Stores, Inc.	1.6	Food & Staples Retailing
Pfizer, Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.5	Diversified Financials

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter (continued)

Performance Review

Over the 12-month reporting period that ended December 31, 2008, the Fund’s Service Shares generated an average annual return of –37.18%. This compares to the –36.92% average annual return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested) (the “Index), over the same time period.

As these returns indicate, the Fund’s performance was largely in line with that of its benchmark Index during the reporting period.

The first half of 2008 was difficult, with only two sectors of the Index showing positive returns. Apart from Energy, only the Materials sector, led largely by steel companies, managed to generate a positive return. After a difficult first quarter, Utilities began to gain appeal for their relative profit stability and above-average income potential in the second quarter. The global economy decelerated sharply in the second half of 2008, turning a challenging investment year into a devastating exercise in wealth destruction.

The biggest story for all of 2008, however, was the trouble in the Financials sector. With asset values uncertain, financial guarantees lowered and business prospects eroding, banks, brokers and insurance companies suffered sharp losses. While the beleaguered Financials sector was not the worst performer as the year closed out, it still returned –0.3% in December. During this period, a solid rebound in real estate and insurance names could not overcome residual weakness in major bank shares. With lending markets still in abject turmoil before a few hints of light broke through in late December, the Financials sector remained the conspicuous loser of 2008, with the sector returning –55.3% in 2008, lagging all other sectors by a wide margin. The second worst performing sector in 2008 was Materials, which returned –30.8% in the fourth quarter and –45.7% for the full year. Consumer Staples, perhaps the most defensive sector of all, was the clear outperformer among Index sectors, returned –15.4%, less than half of the loss realized by the Index as a whole.

We thank you for your investment and look forward to serving your investment needs in the future.

January 16, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Equity Index Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Principal Investment Strategies and Risks

The VIT — Goldman Sachs Equity Index Fund invests in a diversified portfolio of equity type securities and seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument the risks of default by a counterparty; and the risk that transactions may not be liquid

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (“S&P 500 Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Equity Index Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Equity Index Fund (commenced January 9, 2006)	–37.18%	–9.57%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

During the reporting period, the macro environment moved from one characterized by softening economic data to a full-blown global financial crisis. The crisis has reached historic proportions and is rapidly spreading to the overall economy, prompting an equally historic response from policymakers. Some of the most notable responses by the U.S. government included the seizing of mortgage giants Fannie Mae and Freddie Mac, helping to keep American International Group (AIG) solvent while allowing Lehman Brothers to fail, providing insurance for money market funds, passing the $700 billion Troubled Asset Recovery Program (“TARP”) and creating a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Yields fell across the curve, with the front end rallying significantly amid an extreme flight to quality. The yield on the 3-month Treasury bill fell an astounding 308 basis points (bps) to end the year yielding a mere 0.14%. Further out on the curve, yields were volatile and the 10-year note ended 2008 181 bps lower than a year ago at 2.22%. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core. All spread sectors significantly underperformed Treasuries in 2008. For many sectors, such as mortgages and high yield corporate securities, the underperformance was the largest on record.

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Performance Review

Over the 12-month reporting period that ended December 31, 2008, the Fund’s Service Shares generated an average annual return of 3.14%. This return compares to the 10.14% average annual return of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index, over the same time period.

The Fund underperformed its benchmark over the reporting period. A variety of top-down and bottom-up factors impacted the Fund’s performance. Top-down strategies had a mixed impact on performance. Duration positioning positively impacted the Fund’s returns. Specifically, the portfolio benefited from a curve steepening trade during the early part of the year as short-term rates fell faster than long-term rates. This was due to the easing of short-term interest rates by the Fed. Regarding cross-sector positioning, our overweight to spread product detracted from relative returns as spreads widened significantly amid an extreme flight to quality. During the latter part of the period, we had overweight positions in commercial mortgage-back securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and asset-backed securities (“ABS”), all of which detracted from performance.

Bottom-up security selection within the securitized sector was the primary detractor from the Fund’s performance. In particular, our selection of non-agency adjustable-rate mortgages

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter (continued)

detracted significantly from performance. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off sharply due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors.

Non-agency adjustable rate mortgages (“ARMs”) lagged their agency counterparts amid an environment of heightened interest rate volatility and reduced sponsorship from foreign investors. In late December 2008, the New York Federal Reserve released the implementation details of its previously announced program to purchase up to $500 billion in agency mortgage-backed securities (“MBS”) over the next six months, causing agency mortgage spreads to tighten and non-agency spreads to widen. The non-agency mortgage market experienced very large downward pricing pressures for several reasons. First, market participants had a difficult time gauging the sponsorship landscape and this uncertainty alone represented a significant headwind. Similarly, uncertainty over loan modifications and the implications for bondholders was negative for non-agency and agency MBS alike. The non-agency market also suffered from poor fundamental credit performance, further declines in home prices and additional ratings downgrades on AAA-rated securities.

We are disappointed in the Fund’s recent performance. However, we are confident in our process and our risk management as found in and applied to the Fund. As of December 31, 2008, the Fund’s non-agency ARM allocation constituted 6.0% of its portfolio.

Over the past few years, we have enhanced our mortgage capabilities by adding additional portfolio managers, mortgage credit research analysts and quantitative strategists to the team. We have reaffirmed and continue to assess all of our mortgage positions under various stressed housing market scenarios. Under all of our scenarios, the fundamental value (that we derive based on expected cash flows, defaults and recovery rates) of these securities is higher than the highly distressed prices that the securities are currently priced at today. Even under our pessimistic scenario, we believe these non-agency mortgage securities may still offer attractive risk-adjusted yields over the long term. Analyses such as this strengthen our conviction in the underlying fundamentals of these non-agency mortgages.

While it is not possible for us to predict the bottom of the housing market, we anticipate performance recovery to begin once home prices have stabilized and defaults and delinquencies have subsided. These securities may offer risk-adjusted return potential over the course of their average lives (3-5 years), and therefore we intend to maintain our conviction and hold our position in these securities.

Looking ahead to the broader economy, we believe the most likely scenario is that U.S. GDP growth contracts by 1.7% in 2009, down substantially from our previous 12-month forecast of –0.1%. We expect the contraction to be concentrated in the first half — the fourth quarter of 2008 could well be the trough in growth — with a modest recovery in the second half of the year as monetary and fiscal stimuli begin to gain traction. We believe the biggest risk is that growth will contract more than we expect, and perhaps dramatically so. Until the U.S. unemployment rate begins to stabilize and accommodative policy measures begin to reach the consumer sector more effectively, we cannot rule out a more severe contraction than the deep decline we now anticipate.

We thank you for your partnership with us thus far during these turbulent times and look forward to serving your investment needs in the future.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Goldman Sachs Fixed Income Management Team

January 15, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Government Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Principal Investment Strategies and Risks

The VIT — Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement,

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter (continued)

unfavorable or favorable, in the price of the derivative instrument the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include discount notes and time deposits, if any. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary

December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Government/Mortgage Index (“Barclays Capital Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception
Government Income Fund (commenced January 9, 2006)	3.14%	4.80%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Review

U.S. equity market turmoil persisted throughout 2008 and volatility remained at extraordinarily high levels — reaching a 20-year high during the fourth quarter. The S&P 500 Index experienced one of its worst years in history as mounting concerns about a global recession, investor uncertainty and forced selling caused the market to unravel. Midcap Growth stocks also performed poorly, as the Russell Midcap Growth Index returned –44.24% in 2008.

Equity markets in 2008, especially in the fourth quarter, were characterized by broad-based selling. While this environment is not extraordinary, the sell-off was extreme and compressed in a very short period of time — this was the seventh worst quarter in the past 80 years (as measured by the S&P 500 Index). Particularly during the fourth quarter, investors focused their attention on the safety and defensiveness of companies as opposed to their growth prospects. In our view, extremes in market volatility are generally unsustainable and accompanied by less differentiation between stock returns. We believe that, as volatility returns to more reasonable levels, stock prices will be driven by long-term fundamentals once again, giving stock pickers with a research advantage an opportunity for excess returns potential.

Our approach to navigating in this environment is rooted in our investment criteria and our belief that over time the market places a premium on these criteria. In short, we believe that companies that can increase their market share, sustain earnings growth, and self-finance growth with strong balance sheets during this difficult period should not only survive but emerge stronger and more valuable.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2008*

	% of
Company	Net Assets	Business

Hess Corp.	3.0%	Energy
Western Union Co.	2.7	Software & Services
Amphenol Corp. Class A	2.6	Technology Hardware & Equipment
Equinix, Inc.	2.5	Software & Services
W.W. Grainger, Inc.	2.5	Capital Goods
Laboratory Corp. of America Holdings	2.4	Health Care Equipment & Services
Fortune Brands, Inc.	2.4	Consumer Durables & Apparel
Coach, Inc.	2.4	Consumer Durables & Apparel
Iron Mountain, Inc.	2.3	Commercial & Professional Services
Activision Blizzard, Inc.	2.3	Software & Services

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of securities should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Review

Over the 12-month reporting period that ended December 31, 2008, the Fund’s Service Shares generated an average annual return of –40.72%. This compares to the –44.24% average annual return on the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

As demonstrated by these performance figures, the reporting period was extremely challenging. While the Fund was not able to avoid the market’s extreme weakness, it did outperform its benchmark over the 12-month period.

Shares of Netflix.com, Inc. were up during the year after the company reported strong earnings and substantial growth in subscribers. As a result, the Fund’s holding in the stock positively contributed to its performance. Management remains encouraged by Netflix’s growth initiatives. In 2008, Netflix incurred higher costs associated with building out its high definition DVD (Blu-ray format) inventory. However, the addition of these products differentiated Netflix’s service and allowed the company to offset these costs with enhanced pricing power. The company also gained traction with a new service that can stream an unlimited number of movies and TV shows from the Internet to subscribers’ computers.

Beverage marketer and distributor Hansen Natural Corp. positively contributed to performance in 2008, as strong sales of the company’s Monster brand drove expanding gross margins and increased profit. Hansen Natural Corp. continues to gain market share as it is strategically positioned within the high growth, sports and health-oriented beverage segments of the industry. We believe the company is well positioned, as it has no debt, strong margins and positive free cash flow. In addition, it continues to be a market share gainer in one of the fastest growing segments within beverages.

Best Buy Co., Inc., a fairly new holding in the portfolio, was a top contributor to performance during the reporting period. Best Buy is a dominant global player in consumer electronics retailing with established operations in North America, Asia and Europe. The company has been able to grow square footage over time, which has produced strong, consistent sales growth. We believe Best Buy should be well-positioned to benefit from the secular growth in demand for mobile phones and laptops as these high technology products proliferate. In addition, Best Buy’s main competitor, Circuit City, will likely be liquidating its store base, which should provide an opportunity for market share gains. Finally, we believe Best Buy is attractively valued given its growth opportunities.

CB Richard Ellis Group detracted from performance during the reporting period. We believe the risk-reward profile for CB Richard Ellis is favorable and the stock’s current valuation reflects concerns that are inconsistent with our outlook for the company’s fundamentals. In our view, the near-term fluctuations in CB Richard Ellis’ stock price reflect the market’s concerns about the general health of the commercial real estate industry, while failing to appropriately consider the actual nature of CB Richard Ellis’ business, the strength of its franchise and its valuation.

Energy companies in the portfolio were down as oil prices tumbled and the entire sector sold off. Shares of Weatherford International Ltd. and Cameron International were among the largest detractors from performance in the portfolio as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

demand, the drop in crude oil prices and concerns about project financing, we believe that our selection of energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling, and improving oil recovery through more efficient oil extraction techniques.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Equity Management Team

January 15, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Growth Opportunities Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Principal Investment Strategies and Risks

The VIT — Goldman Sachs Growth Opportunities Fund invests in equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Moreover, different investment styles, such as growth or value, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The securities of midcapitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Although the Fund invests primarily in publicly traded U.S. securities, the Fund may invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument the risk of default by a counterparty; and the risk that transactions may not be liquid.

SECTOR ALLOCATION AS OF DECEMBER 31, 2008†

Percentage of Investment Portfolio

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). The securities lending reinvestment vehicle represents 11.7% of the Fund’s net assets at December 31, 2008.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (“Russell Midcap Growth Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Growth Opportunities Fund’s Performance

Performance of a $10,000 investment, with distributions reinvested, from January 9, 2006 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Growth Opportunities Fund (commenced January 9, 2006)	–40.72%	–10.28%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – 21.6%
Agriculture – 0.3%
Cargill, Inc.(a)
$675,000	6.000%	11/27/17	$605,235

Banks – 4.9%
ANZ Capital Trust(a)
500,000	4.484	01/29/49	386,458
Bank of America Corp.
375,000	5.750	12/01/17	377,563
Bank of America Corp.(b)(h)
100,000	8.000	12/29/49	71,929
Bear Stearns Companies, Inc.
550,000	6.400	10/02/17	574,236
950,000	7.250	02/01/18	1,032,123
Citigroup, Inc.
900,000	5.850	07/02/13	882,199
600,000	6.875	03/05/38	668,574
Countrywide Home Loan, Inc.
450,000	6.250	04/15/09	450,094
150,000	5.625	07/15/09	149,340
300,000	4.125	09/15/09	296,484
JPMorgan Chase & Co.
100,000	6.000	01/15/18	105,552
JPMorgan Chase Bank NA
400,000	6.000	10/01/17	403,472
Merrill Lynch & Co., Inc.
450,000	5.450	02/05/13	432,561
325,000	6.400	08/28/17	325,607
Nordea Bank Sweden AB(a)(b)(h)
600,000	8.950	11/29/49	463,841
PNC Bank NA
325,000	6.875	04/01/18	345,790
Resona Bank Ltd.(a)(b)(h)
1,250,000	5.850	09/29/49	708,596
Resona Preferred Global Securities Cayman Ltd.(a)(b)(h)
325,000	7.191	12/29/49	154,729
Royal Bank of Scotland Group PLC(a)(b)(h)
300,000	6.990	10/29/49	140,261
Santander Issuances SA(a)(b)
200,000	5.805	06/20/16	179,930
Wachovia Bank NA
250,000	7.800	08/18/10	254,063
Wells Fargo Capital XIII(b)(h)
300,000	7.700	12/29/49	243,000
Wells Fargo Capital XV(b)(h)
375,000	9.750	12/29/49	378,750

			9,025,152

Brokerage – 0.7%
Morgan Stanley & Co.
275,000	5.750	08/31/12	256,414
400,000	5.950	12/28/17	331,992
850,000	6.625	04/01/18	745,697

			1,334,103

Electric – 2.7%
Arizona Public Service Co.
250,000	6.375	10/15/11	244,150
350,000	6.250	08/01/16	285,352
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	984,473
Commonwealth Edison Co.
250,000	5.875	02/01/33	200,642
300,000	5.900	03/15/36	239,192
MidAmerican Energy Holdings Co.
750,000	6.125	04/01/36	697,415
Pacific Gas & Electric Co.
1,800,000	6.050	03/01/34	1,838,207
Progress Energy, Inc.
200,000	5.625	01/15/16	184,655
350,000	7.000	10/30/31	324,262

			4,998,348

Energy – 1.0%
Canadian Natural Resources Ltd.
50,000	5.850	02/01/35	36,647
400,000	6.500	02/15/37	322,505
75,000	6.250	03/15/38	58,277
Kerr-McGee Corp.
550,000	6.950	07/01/24	482,267
Transocean Ltd.
375,000	6.800	03/15/38	334,480
XTO Energy, Inc.
675,000	6.500	12/15/18	653,416

			1,887,592

Entertainment – 0.1%
Time Warner Entertainment Co. LP
225,000	8.375	03/15/23	223,820

Financial Companies – 1.0%
American General Finance Corp.
275,000	5.900	09/15/12	121,000
GATX Financial Corp.
1,000,000	8.875	06/01/09	988,749
International Lease Finance Corp.
275,000	4.950	02/01/11	198,415
SLM Corp.
600,000	5.400	10/25/11	453,861

			1,762,025

Food & Beverage – 0.2%
Kraft Foods, Inc.
275,000	6.500	08/11/17	276,414

Food & Drug Retail – 0.3%
Marks & Spencer PLC(a)
300,000	6.250	12/01/17	230,576
400,000	7.125	12/01/37	271,080

			501,656

Healthcare – 0.4%
UnitedHealth Group, Inc.
800,000	5.500	11/15/12	729,024

Life Insurance – 0.5%
ING Capital Funding Trust III(b)(h)
250,000	8.439	12/29/49	125,828

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Life Insurance – (continued)

MetLife Capital Trust X(a)(b)(h)
$300,000	9.250%	04/08/38	$209,271
Phoenix Life Insurance Co.(a)(h)
450,000	7.150	12/15/34	276,223
Swiss Reinsurance Capital I LP(a)(b)
600,000	6.854	05/29/49	190,833
Symetra Financial Corp.(a)(b)(h)
325,000	8.300	10/15/37	186,149

			988,304

Manufacturing – 0.3%
General Mills, Inc.
500,000	5.200	03/17/15	477,213

Media Cable – 1.4%
Comcast Cable Communications LLC
275,000	6.750	01/30/11	274,916
Comcast Corp.
625,000	6.450	03/15/37	617,998
Cox Communications, Inc.
1,075,000	4.625	01/15/10	1,039,181
Rogers Cable, Inc.
200,000	7.875	05/01/12	198,034
Time Warner Cable, Inc.
425,000	5.400	07/02/12	396,842

			2,526,971

Metals and Mining – 0.2%
ArcelorMittal
650,000	6.125	06/01/18	445,093

Pipelines – 1.7%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	489,554
Energy Transfer Partners LP
275,000	5.650	08/01/12	246,803
725,000	5.950	02/01/15	630,712
225,000	6.700	07/01/18	189,651
Enterprise Products Operating LP Series B
450,000	5.600	10/15/14	395,904
325,000	5.000	03/01/15	274,693
ONEOK Partners LP
325,000	6.650	10/01/36	242,625
300,000	6.850	10/15/37	229,390
TEPPCO Partners LP
550,000	6.650	04/15/18	445,318

			3,144,650

Property/Casualty Insurance – 1.5%
Ace INA Holdings, Inc.
500,000	5.800	03/15/18	444,129
AON Capital Trust A
150,000	8.205	01/01/27	82,500
Arch Capital Group Ltd.
350,000	7.350	05/01/34	287,148
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	230,151
Endurance Specialty Holdings Ltd.
375,000	6.150	10/15/15	325,176
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	572,901
White Mountains Reinsurance Group Ltd.(a)
600,000	6.375	03/20/17	489,435
ZFS Finance USA Trust(a)(b)(h)
675,000	5.875	05/09/32	235,831

			2,667,271

REITs – 0.7%
Highwoods Properties, Inc.
425,000	5.850	03/15/17	262,902
iStar Financial, Inc. Series B
675,000	5.700	03/01/14	209,250
Simon Property Group LP
800,000	6.125	05/30/18	540,562
Westfield Capital Corp. Ltd.(a)
225,000	4.375	11/15/10	182,118
Westfield Group(a)
125,000	5.400	10/01/12	95,865

			1,290,697

Retailers – 0.3%
CVS/Caremark Corp.
525,000	5.750	06/01/17	494,271

Technology – 0.2%
Fiserv, Inc.
475,000	6.125	11/20/12	446,279

Tobacco – 1.0%
Altria Group, Inc.
500,000	9.700	11/10/18	541,134
BAT International Finance PLC(a)
375,000	9.500	11/15/18	416,856
Philip Morris International, Inc.
800,000	5.650	05/16/18	793,066

			1,751,056

Wireless Telecommunications – 0.9%
New Cingular Wireless Services, Inc.
675,000	7.875	03/01/11	703,581
500,000	8.750	03/01/31	618,314
Nextel Communications, Inc. Series E
700,000	6.875	10/31/13	297,500

			1,619,395

Wirelines Telecommunications – 1.3%
GTE Corp.
750,000	7.510	04/01/09	752,761
Telecom Italia Capital SA
225,000	4.000	01/15/10	207,000
300,000	4.875	10/01/10	270,000
800,000	4.950	09/30/14	616,000
Telefonica Europe BV
300,000	7.750	09/15/10	304,574

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Wirelines Telecommunications – (continued)

Verizon Communications, Inc.
$150,000	6.400%	02/15/38	$156,365

			2,306,700

TOTAL CORPORATE BONDS
(Cost $46,559,558)			$39,501,269

Mortgage-Backed Obligations – 74.9%
Adjustable Rate FHLMC(b) – 2.8%
$2,221,764	4.846%	09/01/35	$2,242,158
2,814,565	4.734	10/01/35	2,847,059

			5,089,217

Adjustable Rate FNMA(b) – 3.5%
875,564	3.807	05/01/33	871,515
1,377,697	3.966	05/01/35	1,357,073
2,197,399	5.335	09/01/35	2,234,236
1,915,545	5.080	12/01/35	1,941,202

			6,404,026

Adjustable Rate Non-Agency(b) – 15.2%
American Home Mortgage Assets Trust Series 2007-1, Class A1
2,553,489	2.956	02/25/47	858,282
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
54,445	4.707	04/25/34	39,771
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
113,534	5.076	06/25/35	64,308
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
1,810,122	0.691	08/25/36	709,984
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
2,268,523	4.137	02/25/37	1,744,656
Countrywide Alternative Loan Trust Series 2005-38, Class A1
337,475	3.756	09/25/35	163,313
Countrywide Alternative Loan Trust Series 2006-OA10, Class 4A1
1,863,464	0.661	08/25/46	768,672
Countrywide Alternative Loan Trust Series 2006-OA16, Class A2
3,509,259	0.661	10/25/46	1,466,026
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
183,789	5.292	02/19/34	100,087
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
29,619	4.540	11/20/34	15,945
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB4, Class 2A1
158,754	4.897	08/20/35	82,871
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
1,537,135	0.781	11/19/37	601,638
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
695,383	5.733%	12/19/35	383,297
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
632,508	5.404	09/25/35	356,432
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
1,400,519	0.691	04/25/46	574,213
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,413,635	0.681	05/25/46	610,447
J.P. Morgan Mortgage Trust Series 2007-A1, Class 1A1
827,441	4.196	07/25/35	630,158
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
719,654	4.740	07/25/35	553,930
J.P. Morgan Mortgage Trust Series 2007-A1, Class 5A2
736,263	4.767	07/25/35	558,651
Lehman XS Trust Series 2005-7N, Class 1A1A
580,064	0.741	12/25/35	261,353
Lehman XS Trust Series 2007-16N, Class 2A2
950,575	1.321	09/25/47	364,042
Luminent Mortgage Trust Series 2006-2, Class A1A
1,409,364	0.671	02/25/46	570,808
Luminent Mortgage Trust Series 2006-5, Class A1A
638,061	0.661	07/25/36	248,298
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
769,720	3.106	12/25/46	278,326
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
3,000,000	5.149	12/25/35	1,767,371
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,088,550	3.256	01/25/46	468,613
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
2,881,694	5.487	11/25/37	1,211,500
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
728,300	5.180	09/25/35	474,126
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
65,616	4.380	05/25/34	34,746
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
30,495	5.250	09/25/34	16,085
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
112,843	5.450	11/25/34	72,073
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
2,290,472	3.979	08/25/47	966,377
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
2,269,882	0.591	07/25/36	1,816,141
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
2,018,374	0.591	09/25/46	1,605,425

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(b) – (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
$2,482,848	3.096%	11/25/46	$905,654
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
47,716	4.243	06/25/34	37,984
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
2,000,000	4.834	09/25/35	1,090,092
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 1A
2,600,647	3.216	09/25/46	982,356
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
721,716	3.176	09/25/46	273,380
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
774,228	3.179	03/25/47	288,834
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
2,501,528	6.599	12/28/37	1,310,392
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
2,064,575	5.034	04/25/35	1,638,529
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,298,764	5.607	07/25/36	765,769

			27,730,955

Collateralized Mortgage Obligations – 1.9%
Interest Only(b)(c) – 0.0%
FHLMC Series 2006-3167, Class XI
504,088	0.000	10/15/35	919
FNMA Series 2004-71, Class DI
561,253	0.000	04/25/34	3,435

			4,354

Planned Amortization Class – 1.7%
FNMA Series 2003-92, Class PD
3,000,000	4.500	03/25/17	3,064,909

Regular Floater(b)(d) – 0.2%
FHLMC Series 2005-3038, Class XA
70,260	0.000	09/15/35	63,768
FHLMC Series 2006-3167, Class X
194,342	0.000	06/15/36	185,045
FHLMC Series 2007-3275, Class UF
79,196	0.000	02/15/37	78,349
FNMA Series 2006-81, Class LF
75,642	0.000	09/25/36	74,670
FNMA Series 2007-56, Class GY
73,842	0.000	06/25/37	73,191

			475,023

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$3,544,286

Commercial Mortgage-Backed Securities – 5.4%
Adjustable Rate Non-Agency(b) – 1.3%
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
$3,000,000	5.209%	10/15/44	$2,436,134

Sequential Fixed Rate – 4.1%
Bear Stearns Commercial Mortgage Securities Series 1999-WF2, Class A2
1,395,637	7.080	07/15/31	1,390,286
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,503,123
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,178,259
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,372,844

			7,444,512

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$9,880,646

Federal Agencies – 46.1%
FHLMC – 7.9%
$35,493	7.000%	08/01/10	$36,359
11,132	7.000	11/01/11	11,533
13,770	7.000	12/01/11	14,267
62,395	7.500	06/01/15	65,517
208,251	7.000	07/01/16	218,143
1,172,346	5.500	02/01/18	1,214,461
88,349	5.500	04/01/18	91,523
161,862	4.500	05/01/18	166,744
36,623	4.500	06/01/18	37,728
146,365	4.500	09/01/18	150,781
166,138	5.500	09/01/18	172,106
113,157	4.500	10/01/18	116,570
116,384	4.500	11/01/18	119,895
809,431	4.500	12/01/18	833,848
42,470	4.500	01/01/19	43,751
85,332	4.500	03/01/19	87,828
20,084	9.500	08/01/19	21,870
921	9.500	08/01/20	1,005
294,255	6.500	10/01/20	308,365
691	9.500	02/01/21	695
33,223	6.500	01/01/24	34,907
208,726	6.500	12/01/27	219,217
106,766	6.000	03/01/29	110,863
1,358	6.000	04/01/29	1,410
62,385	7.500	12/01/29	65,656
994	7.500	11/01/30	1,046
440,051	6.500	12/01/31	460,760
563,779	7.000	05/01/32	588,202
2,540	6.000	08/01/32	2,633
335,600	7.000	12/01/32	350,138
2,866,446	6.500	10/01/34	3,001,344

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$104,771	5.000%	11/01/35	$107,092
221,682	5.000	12/01/35	226,594
56,157	5.000	03/01/36	57,401
463,384	5.000	06/01/36	473,654
3,951,087	5.500	06/01/38	4,048,181
968,860	6.500	09/01/38	1,008,901

			14,470,988

FNMA – 37.1%
727	9.000	02/01/10	759
43,034	6.000	08/01/13	44,870
3,289	7.500	01/01/14	3,417
158,816	7.500	08/01/15	166,431
69,280	6.000	04/01/16	72,223
143,804	6.500	05/01/16	150,084
219,801	6.500	09/01/16	229,400
279,150	6.500	11/01/16	291,340
67,716	6.000	12/01/16	70,593
555,402	6.000	02/01/17	578,706
80,207	7.500	04/01/17	83,646
860,408	6.000	10/01/17	896,511
117,593	5.000	02/01/18	121,642
858,748	5.500	02/01/18	889,610
674,281	5.000	04/01/18	697,495
1,186,752	5.000	05/01/18	1,227,608
5,522,642	4.500	06/01/18	5,656,907
128,267	5.000	06/01/18	132,683
79,456	6.500	08/01/18	83,240
357,355	7.000	08/01/18	378,064
3,469,301	4.000	09/01/18	3,540,504
226,841	4.500	10/01/18	233,687
49,719	4.500	11/01/18	51,220
225,397	5.000	11/01/18	233,157
259,879	4.500	12/01/18	266,558
157,397	5.000	02/01/19	162,530
1,148,840	5.000	03/01/19	1,186,306
870,074	5.000	04/01/19	898,448
328,890	4.500	05/01/19	338,220
163,612	4.500	06/01/19	168,253
113,489	4.500	08/01/19	116,709
567,525	5.000	08/01/19	586,033
244,026	5.000	10/01/19	251,984
1,029,899	5.000	11/01/19	1,063,486
94,835	4.500	03/01/23	97,243
2,923,635	4.500	04/01/23	2,997,875
3,340,267	4.500	05/01/23	3,427,390
939,038	4.500	06/01/23	962,884
29,855	5.000	06/01/23	34,061
680	7.000	07/01/25	718
8,764	7.000	11/01/25	9,255
63,344	9.000	11/01/25	69,294
299,936	7.000	08/01/26	317,671
4,039	7.000	08/01/27	4,271
20,003	7.000	09/01/27	21,149
723	7.000	01/01/28	764
659,926	6.000	02/01/29	684,833
152,639	6.500	03/01/29	160,601
29,189	6.500	05/01/29	30,677
594,577	6.000	06/01/29	617,035
222,187	6.500	06/01/29	233,510
127,211	6.500	07/01/29	133,693
209,112	6.500	08/01/29	219,768
6,055	7.000	09/01/29	6,395
101,814	6.500	10/01/29	107,003
81,058	8.000	10/01/29	85,936
133,333	6.500	11/01/29	140,127
98,975	6.500	12/01/29	104,019
39,290	7.000	12/01/29	41,494
1,609	8.500	04/01/30	1,739
8,040	8.000	05/01/30	8,428
475	8.500	06/01/30	514
159,250	6.500	04/01/31	166,669
38,968	7.000	05/01/32	41,057
278,806	7.000	06/01/32	293,592
352,328	7.000	08/01/32	371,013
85,508	8.000	08/01/32	90,855
238,349	5.500	03/01/33	245,373
189,867	5.500	05/01/33	195,461
28,414	5.500	06/01/33	29,251
365,645	5.500	07/01/33	376,419
164,642	5.500	06/01/34	169,494
475,631	6.000	04/01/35	492,733
28,321	7.000	05/01/35	29,681
1,374,767	5.000	06/01/35	1,405,114
225,092	5.000	09/01/35	230,470
1,031,675	5.000	01/01/36	1,056,323
19,099	6.000	03/01/36	19,715
20,072	6.000	10/01/36	20,719
231,435	6.500	10/01/36	240,925
1,000,440	6.000	11/01/36	1,032,699
75,648	6.500	11/01/36	78,750
161,296	6.500	03/01/37	167,910
85,343	5.500	04/01/37	87,715
226,375	5.500	05/01/37	232,668
727,723	5.500	06/01/37	746,743
960,391	6.000	06/01/37	991,367
44,386	5.500	07/01/37	45,546
88,539	5.500	08/01/37	90,853
979,394	6.000	09/01/37	1,010,983
21,032	6.500	09/01/37	21,866
20,607	6.000	10/01/37	21,271
52,107	6.500	10/01/37	54,244
107,147	7.000	10/01/37	112,266
3,552,271	7.500	10/01/37	3,731,446
3,073,471	5.500	12/01/37	3,153,799
275,923	5.500	02/01/38	283,597
662,205	5.500	03/01/38	680,637
281,607	5.500	04/01/38	289,446
183,984	5.500	05/01/38	189,106
1,669,719	5.000	06/01/38	1,706,576
1,429,360	5.500	06/01/38	1,469,144
113,342	6.500	06/01/38	117,840
1,314,034	5.500	07/01/38	1,350,608

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$446,137	5.500%	08/01/38	$458,554
434,799	6.000	08/01/38	448,835
1,960,028	6.500	08/01/38	2,037,817
551,720	5.500	09/01/38	567,076
2,256,764	6.000	09/01/38	2,325,621
127,102	6.500	09/01/38	132,147
133,130	5.500	10/01/38	136,836
101,832	5.500	11/01/38	104,493
1,000,000	6.000	TBA-15yr(e)	1,036,875
2,000,000	5.000	TBA-30yr(e)	2,041,876
4,000,000	6.000	TBA-30yr(e)	4,117,500

			67,940,245

GNMA – 1.1%
26,767	7.000	03/15/12	27,482
16,022	7.000	06/15/23	16,930
21,079	7.000	10/15/25	22,256
25,179	7.000	11/15/25	26,585
4,379	7.000	02/15/26	4,597
17,979	7.000	04/15/26	18,872
7,195	7.000	03/15/27	7,551
1,336	7.000	06/15/27	1,402
8,479	7.000	10/15/27	8,898
151,934	7.000	11/15/27	159,452
7,837	7.000	01/15/28	8,228
53,912	7.000	02/15/28	56,605
17,154	7.000	03/15/28	18,010
6,180	7.000	04/15/28	6,489
986	7.000	05/15/28	1,036
19,765	7.000	06/15/28	20,752
41,010	7.000	07/15/28	43,057
116,410	7.000	08/15/28	122,222
59,634	7.000	09/15/28	62,612
5,497	7.000	11/15/28	5,771
5,819	7.500	11/15/30	6,068
3,834	7.000	10/15/31	4,025
1,457	7.000	12/15/31	1,530
37,342	7.500	10/15/32	39,629
1,295,464	6.000	08/20/34	1,339,601

			2,029,660

TOTAL FEDERAL AGENCIES			$84,440,893

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $161,858,093)			$137,090,023

Agency Debentures – 1.5%
FNMA(f)
$300,000	0.000%	10/09/19	$162,582
Tennessee Valley Authority(g)
2,000,000	5.375	04/01/56	2,551,343

TOTAL AGENCY DEBENTURES
(Cost $2,127,359)			$2,713,925

Asset-Backed Securities – 1.1%
Home Equity – 1.1%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$1,019,754	1.471%	10/25/37	$739,322
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
350,000	1.721	10/25/37	131,250
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
700,000	1.921	10/25/37	238,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
266,610	7.000	09/25/37	86,648
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
278,977	7.000	09/25/37	78,061
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(b)
1,114,731	1.708	11/20/36	773,344

TOTAL ASSET-BACKED SECURITIES
(Cost $3,731,094)			$2,046,625

Supranational – 2.4%
Banks – 2.4%
Asian Development Bank
$5,000,000	1.000%	10/01/15	$4,397,940
(Cost $3,844,400)

U.S. Treasury Obligations – 0.7%
United States Treasury Inflation Indexed Bonds-TIPS
$500,000	2.375%	01/15/27	$539,440
400,000	1.750	01/15/28	382,046
200,000	3.625	04/15/28	319,043

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,200,263)			$1,240,529

	Interest
Shares	Rate	Value

Preferred Stock – 0.2%
Banks – 0.2%
Royal Bank of Scotland Group PLC ADR
475,000	9.118%	$ 405,525
(Cost $495,078)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.1%
JPMorgan Chase Euro – Time Deposit
$240,251	0.040%	01/02/09	$ 240,251
(Cost $240,251)

TOTAL INVESTMENTS – 102.5%
(Cost $220,056,096)			$187,636,087

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%			(4,658,360)

NET ASSETS – 100.0%			$182,977,727

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,531,859, which represents approximately 3.6% of net assets as of December 31, 2008.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(c)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(e)	TBA (To be announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA (excluding forward sales contracts, if any) securities amounts to $7,196,251 which represents approximately 3.9% of net assets as of December 31, 2008.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

Investment Abbreviations:
ADR	—	American Depositary Receipt
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Inter Bank Offered Rate
REIT	—	Real Estate Investment Trust
TIPS	—	Treasury Inflation-Protected Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACT — At December 31, 2008, the Fund had an outstanding forward foreign currency exchange contract to sell foreign currency:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contract with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Sale	1/13/09	$833,906	$896,171	$(62,265)

FORWARD SALES CONTRACTS — At December 31, 2008, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA	4.500%	03/01/23	01/20/09	$23,581	$23,912
FNMA	4.500	07/01/23	01/20/09	2,302,108	2,352,561
FNMA	5.000	12/01/23	01/20/09	29,854	30,637
FNMA	6.000	03/01/36	01/13/09	141,225	145,373
FNMA	6.000	11/01/36	01/13/09	425,493	437,992
FNMA	6.000	02/01/38	01/13/09	433,183	446,010

TOTAL (Proceeds Receivable: $3,406,250)					$3,436,485

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	15	June 2009	$3,707,625	$98,394
Eurodollars	7	September 2009	1,728,037	24,301
Eurodollars	7	December 2009	1,725,238	25,701
Euro-Schatz	21	March 2009	3,137,162	11,906
U.S. Treasury Bonds	11	March 2009	1,518,516	(35,339)
2 Year U.S. Treasury Notes	(5)	March 2009	(1,090,313)	(4,023)
5 Year U.S. Treasury Notes	230	March 2009	27,382,578	804,801
10 Year U.S. Treasury Notes	34	March 2009	4,275,500	234,055

TOTAL				$1,159,796

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 98.4%
Automobiles & Components – 0.3%
51,013	Ford Motor Co.*	$116,820
13,400	General Motors Corp.	42,880
5,700	Harley-Davidson, Inc.	96,729
14,035	Johnson Controls, Inc.	254,875
5,600	The Goodyear Tire & Rubber Co.*	33,432

		544,736

Banks – 3.3%
12,800	BB&T Corp.	351,488
3,450	Comerica, Inc.	68,483
13,805	Fifth Third Bancorp	114,029
4,586	First Horizon National Corp.	48,474
12,100	Hudson City Bancorp, Inc.	193,116
8,349	Huntington Bancshares, Inc.	63,953
11,700	KeyCorp	99,684
1,800	M&T Bank Corp.	103,338
6,100	Marshall & Ilsley Corp.	83,204
49,400	National City Corp.	89,414
8,100	People’s United Financial, Inc.	144,423
8,221	PNC Financial Services Group, Inc.	402,829
16,125	Regions Financial Corp.	128,355
12,685	Sovereign Bancorp, Inc.*	37,801
8,400	SunTrust Banks, Inc.	248,136
40,751	U.S. Bancorp	1,019,183
50,727	Wachovia Corp.	281,028
37,540	Washington Mutual, Inc.*	807
88,802	Wells Fargo & Co.	2,617,883
2,800	Zions Bancorp	68,628

		6,164,256

Capital Goods – 8.0%
16,139	3M Co.	928,638
14,071	Caterpillar, Inc.	628,552
4,200	Cooper Industries Ltd. Class A	122,766
4,700	Cummins, Inc.	125,631
6,000	Danaher Corp.	339,660
10,079	Deere & Co.	386,227
4,250	Dover Corp.	139,910
3,800	Eaton Corp.	188,898
17,904	Emerson Electric Co.	655,465
3,100	Fastenal Co.	108,035
1,300	Flowserve Corp.	66,950
4,182	Fluor Corp.	187,646
9,106	General Dynamics Corp.	524,415
246,387	General Electric Co.	3,991,469
3,000	Goodrich Corp.	111,060
16,850	Honeywell International, Inc.	553,186
9,100	Illinois Tool Works, Inc.	318,955
7,639	Ingersoll-Rand Co. Ltd. Class A	132,537
4,200	ITT Corp.	193,158
2,800	Jacobs Engineering Group, Inc.*	134,680
2,700	L-3 Communications Holdings, Inc.	199,206
7,782	Lockheed Martin Corp.	654,311
8,500	Masco Corp.	94,605
7,592	Northrop Grumman Corp.	341,944
8,442	PACCAR, Inc.	241,441
2,700	Pall Corp.	76,761
3,648	Parker Hannifin Corp.	155,186
3,200	Precision Castparts Corp.	190,336
9,579	Raytheon Co.	488,912
3,300	Rockwell Automation, Inc.	106,392
3,760	Rockwell Collins, Inc.	146,978
5,900	Textron, Inc.	81,833
17,167	The Boeing Co.	732,516
3,500	The Manitowoc Co., Inc.	30,310
11,187	Tyco International Ltd.	241,639
22,237	United Technologies Corp.	1,191,903
1,528	W.W. Grainger, Inc.	120,468

		14,932,579

Commercial & Professional Services – 0.7%
2,400	Avery Dennison Corp.	78,552
3,200	Cintas Corp.	74,336
3,150	Equifax, Inc.	83,538
3,000	Monster Worldwide, Inc.*	36,270
4,900	Pitney Bowes, Inc.	124,852
5,200	R.R. Donnelley & Sons Co.	70,616
7,410	Republic Services, Inc.	183,694
3,600	Robert Half International, Inc.	74,952
2,000	Stericycle, Inc.*	104,160
1,200	The Dun & Bradstreet Corp.	92,640
11,549	Waste Management, Inc.	382,734

		1,306,344

Consumer Durables & Apparel – 1.0%
1,382	Black & Decker Corp.	57,781
3,100	Centex Corp.	32,984
7,900	Coach, Inc.*	164,083
5,800	D.R. Horton, Inc.	41,006
6,500	Eastman Kodak Co.	42,770
3,600	Fortune Brands, Inc.	148,608
1,600	Harman International Industries, Inc.	26,768
2,921	Hasbro, Inc.	85,206
2,300	Jones Apparel Group, Inc.	13,478
1,900	KB HOME	25,878
3,700	Leggett & Platt, Inc.	56,203
3,100	Lennar Corp. Class A	26,877
8,551	Mattel, Inc.	136,816
6,433	Newell Rubbermaid, Inc.	62,915
9,259	NIKE, Inc. Class B	472,209
1,400	Polo Ralph Lauren Corp.	63,574
4,900	Pulte Homes, Inc.	53,557
1,403	Snap-On, Inc.	55,250
1,800	The Stanley Works	61,380
2,100	VF Corp.	115,017
1,659	Whirlpool Corp.	68,600

		1,810,960

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)

Consumer Services – 1.7%
2,500	Apollo Group, Inc. Class A*	$191,550
10,400	Carnival Corp.	252,928
3,300	Darden Restaurants, Inc.	92,994
7,900	H&R Block, Inc.	179,488
6,500	International Game Technology	77,285
6,800	Marriott International, Inc. Class A	132,260
26,133	McDonald’s Corp.	1,625,211
16,956	Starbucks Corp.*	160,404
4,400	Starwood Hotels & Resorts Worldwide, Inc.	78,760
4,526	Wyndham Worldwide Corp.	29,645
1,300	Wynn Resorts Ltd.*	54,938
10,997	Yum! Brands, Inc.	346,406

		3,221,869

Diversified Financials – 6.1%
4,800	American Capital Ltd.	15,552
27,369	American Express Co.	507,695
5,180	Ameriprise Financial, Inc.	121,005
117,826	Bank of America Corp.	1,658,990
8,833	Capital One Financial Corp.	281,684
6,500	CIT Group, Inc.	29,510
127,205	Citigroup, Inc.	853,546
1,518	CME Group, Inc.	315,911
11,317	Discover Financial Services	107,851
12,000	E*Trade Financial Corp.*	13,800
2,000	Federated Investors, Inc. Class B	33,920
3,530	Franklin Resources, Inc.	225,143
1,600	Intercontinental Exchange, Inc.*	131,904
9,100	Invesco Ltd.	131,404
3,700	Janus Capital Group, Inc.	29,711
87,502	JPMorgan Chase & Co.	2,758,938
3,400	Legg Mason, Inc.	74,494
4,300	Leucadia National Corp.*	85,140
37,712	Merrill Lynch & Co., Inc.	438,968
4,700	Moody’s Corp.	94,423
25,034	Morgan Stanley	401,545
5,100	Northern Trust Corp.	265,914
6,200	NYSE Euronext	169,756
10,571	SLM Corp.*	94,082
9,967	State Street Corp.	392,002
6,200	T. Rowe Price Group, Inc.	219,728
27,015	The Bank of New York Mellon Corp.	765,335
21,986	The Charles Schwab Corp.	355,514
10,392	The Goldman Sachs Group, Inc.(a)	876,981
3,200	The Nasdaq OMX Group, Inc.*	79,072

		11,529,518

Energy – 13.1%
10,618	Anadarko Petroleum Corp.	409,324
7,816	Apache Corp.	582,526
7,193	Baker Hughes, Inc.	230,680
7,100	BJ Services Co.	82,857
2,400	Cabot Oil & Gas Corp.	62,400
5,300	Cameron International Corp.*	108,650
12,317	Chesapeake Energy Corp.	199,166
47,649	Chevron Corp.	3,524,597
34,902	ConocoPhillips	1,807,924
4,300	Consol Energy, Inc.	122,894
10,416	Devon Energy Corp.	684,435
16,830	El Paso Corp.	131,779
3,300	ENSCO International, Inc.	93,687
5,893	EOG Resources, Inc.	392,356
119,215	Exxon Mobil Corp.	9,516,933
20,744	Halliburton Co.	377,126
6,700	Hess Corp.	359,388
16,508	Marathon Oil Corp.	451,659
2,000	Massey Energy Co.	27,580
4,500	Murphy Oil Corp.	199,575
6,400	Nabors Industries Ltd.*	76,608
9,718	National-Oilwell Varco, Inc.*	237,508
6,300	Noble Corp.	139,167
4,100	Noble Energy, Inc.	201,802
18,900	Occidental Petroleum Corp.	1,133,811
6,406	Peabody Energy Corp.	145,736
2,900	Pioneer Natural Resources Co.	46,922
3,600	Range Resources Corp.	123,804
2,700	Rowan Companies, Inc.	42,930
28,133	Schlumberger Ltd.	1,190,870
5,200	Smith International, Inc.	119,028
8,100	Southwestern Energy Co.*	234,657
14,606	Spectra Energy Corp.	229,898
2,800	Sunoco, Inc.	121,688
3,500	Tesoro Corp.	46,095
13,483	The Williams Companies, Inc.	195,234
11,913	Valero Energy Corp.	257,797
16,000	Weatherford International Ltd.*	173,120
13,600	XTO Energy, Inc.	479,672

		24,561,883

Food & Staples Retailing – 3.2%
10,112	Costco Wholesale Corp.	530,880
33,724	CVS/Caremark Corp.	969,228
10,200	Safeway, Inc.	242,454
4,873	SUPERVALU, Inc.	71,146
14,200	Sysco Corp.	325,748
15,132	The Kroger Co.	399,636
23,400	Walgreen Co.	577,278
52,402	Wal-Mart Stores, Inc.	2,937,656
3,000	Whole Foods Market, Inc.	28,320

		6,082,346

Food, Beverage & Tobacco – 6.1%
48,280	Altria Group, Inc.	727,097
15,149	Archer-Daniels-Midland Co.	436,746
2,250	Brown-Forman Corp. Class B	115,853
4,900	Campbell Soup Co.	147,049
7,500	Coca-Cola Enterprises, Inc.	90,225
10,600	ConAgra Foods, Inc.	174,900
4,200	Constellation Brands, Inc. Class A*	66,234

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)

3,700	Dean Foods Co.*	$66,489
6,100	Dr. Pepper Snapple Group, Inc.*	99,125
7,900	General Mills, Inc.	479,925
7,400	H.J. Heinz Co.	278,240
5,900	Kellogg Co.	258,715
34,257	Kraft Foods, Inc. Class A	919,800
3,847	Lorillard, Inc.	216,778
2,900	McCormick & Co., Inc.	92,394
3,600	Molson Coors Brewing Co. Class B	176,112
3,025	Pepsi Bottling Group, Inc.	68,093
36,375	PepsiCo, Inc.	1,992,259
47,281	Philip Morris International, Inc.	2,057,196
3,945	Reynolds American, Inc.	159,023
16,800	Sara Lee Corp.	164,472
46,684	The Coca-Cola Co.	2,113,385
3,800	The Hershey Co.	132,012
2,834	The J.M. Smucker Co.	122,882
6,900	Tyson Foods, Inc. Class A	60,444
3,500	UST, Inc.	242,830

		11,458,278

Health Care Equipment & Services – 4.3%
10,689	Aetna, Inc.	304,637
3,730	AmerisourceBergen Corp.	133,012
14,500	Baxter International, Inc.	777,055
5,700	Becton, Dickinson and Co.	389,823
35,106	Boston Scientific Corp.*	271,720
2,367	C.R. Bard, Inc.	199,443
8,532	Cardinal Health, Inc.	294,098
6,419	CIGNA Corp.	108,160
3,600	Coventry Health Care, Inc.*	53,568
11,884	Covidien Ltd.	430,676
2,400	DaVita, Inc.*	118,968
3,500	DENTSPLY International, Inc.	98,840
5,746	Express Scripts, Inc.*	315,915
3,590	Hospira, Inc.*	96,284
3,900	Humana, Inc.*	145,392
4,554	IMS Health, Inc.	69,039
890	Intuitive Surgical, Inc.*	113,021
2,600	Laboratory Corp. of America Holdings*	167,466
6,564	McKesson Corp.	254,224
11,537	Medco Health Solutions, Inc.*	483,516
26,358	Medtronic, Inc.	828,168
2,081	Patterson Companies, Inc.*	39,019
3,800	Quest Diagnostics, Inc.	197,258
8,093	St. Jude Medical, Inc.*	266,745
5,800	Stryker Corp.	231,710
11,050	Tenet Healthcare Corp.*	12,707
28,500	UnitedHealth Group, Inc.	758,100
2,900	Varian Medical Systems, Inc.*	101,616
12,060	WellPoint, Inc.*	508,088
5,217	Zimmer Holdings, Inc.*	210,871

		7,979,139

Household & Personal Products – 3.3%
10,100	Avon Products, Inc.	242,703
11,886	Colgate-Palmolive Co.	814,666
9,740	Kimberly-Clark Corp.	513,688
69,948	Procter & Gamble Co.	4,324,185
3,200	The Clorox Co.	177,792
2,600	The Estee Lauder Companies, Inc. Class A	80,496

		6,153,530

Insurance – 2.6%
10,792	Aflac, Inc.	494,705
62,623	American International Group, Inc.	98,318
6,250	Aon Corp.	285,500
2,800	Assurant, Inc.	84,000
3,868	Cincinnati Financial Corp.	112,443
11,000	Genworth Financial, Inc. Class A	31,130
7,273	Hartford Financial Services Group, Inc.	119,422
6,158	Lincoln National Corp.	116,017
8,547	Loews Corp.	241,453
11,988	Marsh & McLennan Companies, Inc.	290,949
4,450	MBIA, Inc.*	18,111
18,707	MetLife, Inc.	652,126
6,132	Principal Financial Group, Inc.	138,399
9,748	Prudential Financial, Inc.	294,974
12,638	The Allstate Corp.	414,021
8,208	The Chubb Corp.	418,608
15,900	The Progressive Corp.	235,479
13,799	The Travelers Companies, Inc.	623,715
2,041	Torchmark Corp.	91,233
7,518	Unum Corp.	139,835
7,600	XL Capital Ltd. Class A	28,120

		4,928,558

Materials – 2.9%
5,000	Air Products & Chemicals, Inc.	251,350
2,800	AK Steel Holding Corp.	26,096
18,795	Alcoa, Inc.	211,632
2,151	Allegheny Technologies, Inc.	54,915
2,300	Ball Corp.	95,657
2,300	Bemis Co., Inc.	54,464
1,390	CF Industries Holdings, Inc.	68,332
21,338	E.I. du Pont de Nemours & Co.	539,851
1,600	Eastman Chemical Co.	50,736
3,812	Ecolab, Inc.	133,992
9,060	Freeport-McMoRan Copper & Gold, Inc.	221,427
1,900	International Flavors & Fragrances, Inc.	56,468
9,959	International Paper Co.	117,516
4,098	MeadWestvaco Corp.	45,857
12,754	Monsanto Co.	897,244
10,488	Newmont Mining Corp.	426,862
7,400	Nucor Corp.	341,880
3,900	Owens-Illinois, Inc.*	106,587

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)

3,100	Pactiv Corp.*	$77,128
3,800	PPG Industries, Inc.	161,234
7,200	Praxair, Inc.	427,392
2,890	Rohm & Haas Co.	178,573
3,616	Sealed Air Corp.	54,023
2,900	Sigma-Aldrich Corp.	122,496
21,613	The Dow Chemical Co.	326,140
1,500	Titanium Metals Corp.	13,215
2,820	United States Steel Corp.	104,904
2,600	Vulcan Materials Co.	180,908
4,992	Weyerhaeuser Co.	152,805

		5,499,684

Media – 2.5%
15,964	CBS Corp. Class B	130,745
67,315	Comcast Corp. Class A	1,136,277
5,071	Gannett Co., Inc.	40,568
900	Meredith Corp.	15,408
53,486	News Corp. Class A	486,188
7,048	Omnicom Group, Inc.	189,732
2,200	Scripps Networks Interactive, Inc. Class A	48,400
12,700	The DIRECTV Group, Inc.*	290,957
10,271	The Interpublic Group of Companies, Inc.*	40,673
7,608	The McGraw-Hill Companies, Inc.	176,430
2,200	The New York Times Co. Class A	16,126
43,229	The Walt Disney Co.	980,866
133	The Washington Post Co. Class B	51,903
83,898	Time Warner, Inc.	844,014
14,644	Viacom, Inc. Class B*	279,115

		4,727,402

Pharmaceuticals, Biotechnology & Life Sciences – 10.3%
36,300	Abbott Laboratories	1,937,331
7,300	Allergan, Inc.	294,336
24,840	Amgen, Inc.*	1,434,510
6,873	Biogen Idec, Inc.*	327,361
46,238	Bristol-Myers Squibb Co.	1,075,033
10,600	Celgene Corp.*	585,968
1,600	Cephalon, Inc.*	123,264
23,300	Eli Lilly & Co.	938,291
7,100	Forest Laboratories, Inc.*	180,837
6,300	Genzyme Corp.*	418,131
21,600	Gilead Sciences, Inc.*	1,104,624
64,982	Johnson & Johnson	3,887,873
5,666	King Pharmaceuticals, Inc.*	60,173
3,870	Life Technologies Corp.*	90,210
49,629	Merck & Co., Inc.	1,508,722
1,300	Millipore Corp.*	66,976
7,500	Mylan, Inc.*	74,175
2,800	PerkinElmer, Inc.	38,948
158,008	Pfizer, Inc.	2,798,322
38,046	Schering-Plough Corp.	647,923
9,968	Thermo Fisher Scientific, Inc.*	339,610
2,400	Waters Corp.*	87,960
2,400	Watson Pharmaceuticals, Inc.*	63,768
31,346	Wyeth	1,175,788

		19,260,134

Real Estate – 1.0%
2,449	Apartment Investment & Management Co. Class A (REIT)	28,286
1,800	AvalonBay Communities, Inc. (REIT)	109,044
2,827	Boston Properties, Inc. (REIT)	155,485
4,300	CB Richard Ellis Group, Inc. Class A*	18,576
3,000	Developers Diversified Realty Corp. (REIT)	14,640
6,300	Equity Residential (REIT)	187,866
6,000	HCP, Inc. (REIT)	166,620
12,357	Host Hotels & Resorts, Inc. (REIT)	93,542
5,400	Kimco Realty Corp. (REIT)	98,712
3,800	Plum Creek Timber Co., Inc. (REIT)	132,012
6,400	ProLogis (REIT)	88,896
2,951	Public Storage, Inc. (REIT)	234,605
5,300	Simon Property Group, Inc. (REIT)	281,589
3,200	Vornado Realty Trust (REIT)	193,120

		1,802,993

Retailing – 2.8%
2,177	Abercrombie & Fitch Co. Class A	50,223
7,568	Amazon.com, Inc.*	388,087
2,872	AutoNation, Inc.*	28,375
879	AutoZone, Inc.*	122,594
6,172	Bed Bath & Beyond, Inc.*	156,892
7,950	Best Buy Co., Inc.	223,475
2,100	Big Lots, Inc.*	30,429
5,200	Expedia, Inc.*	42,848
3,400	Family Dollar Stores, Inc.	88,638
3,800	GameStop Corp. Class A*	82,308
3,698	Genuine Parts Co.	140,006
5,400	J.C. Penney Co., Inc.	106,380
7,019	Kohl’s Corp.*	254,088
6,600	Limited Brands, Inc.	66,264
34,400	Lowe’s Companies, Inc.	740,288
9,534	Macy’s, Inc.	98,677
3,724	Nordstrom, Inc.	49,567
6,600	Office Depot, Inc.*	19,668
2,900	RadioShack Corp.	34,626
1,300	Sears Holdings Corp.*	50,531
16,797	Staples, Inc.	301,002
17,800	Target Corp.	614,634
11,150	The Gap, Inc.	149,299
39,794	The Home Depot, Inc.	916,058
2,300	The Sherwin-Williams Co.	137,425

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)

9,793	The TJX Companies, Inc.	$201,442
2,900	Tiffany & Co.	68,527

		5,162,351

Semiconductors & Semiconductor Equipment – 2.1%
13,600	Advanced Micro Devices, Inc.*	29,376
6,974	Altera Corp.	116,536
6,900	Analog Devices, Inc.	131,238
31,900	Applied Materials, Inc.	323,147
10,450	Broadcom Corp. Class A*	177,336
130,664	Intel Corp.	1,915,534
3,725	KLA-Tencor Corp.	81,168
5,400	Linear Technology Corp.	119,448
15,400	LSI Corp.*	50,666
5,500	MEMC Electronic Materials, Inc.*	78,540
4,500	Microchip Technology, Inc.	87,885
16,943	Micron Technology, Inc.*	44,730
4,400	National Semiconductor Corp.	44,308
2,265	Novellus Systems, Inc.*	27,950
12,750	NVIDIA Corp.*	102,892
3,400	Teradyne, Inc.*	14,348
30,058	Texas Instruments, Inc.	466,500
6,300	Xilinx, Inc.	112,266

		3,923,868

Software & Services – 5.9%
12,515	Adobe Systems, Inc.*	266,444
2,300	Affiliated Computer Services, Inc. Class A*	105,685
4,100	Akamai Technologies, Inc.*	61,869
5,500	Autodesk, Inc.*	108,075
12,000	Automatic Data Processing, Inc.	472,080
4,400	BMC Software, Inc.*	118,404
9,304	CA, Inc.	172,403
4,100	Citrix Systems, Inc.*	96,637
6,835	Cognizant Technology Solutions Corp. Class A*	123,440
3,700	Computer Sciences Corp.*	130,018
6,000	Compuware Corp.*	40,500
2,900	Convergys Corp.*	18,589
24,944	eBay, Inc.*	348,218
7,500	Electronic Arts, Inc.*	120,300
4,300	Fidelity National Information Services, Inc.	69,961
3,750	Fiserv, Inc.*	136,388
5,617	Google, Inc. Class A*	1,728,070
7,600	Intuit, Inc.*	180,804
215	Lender Processing Services, Inc.	6,332
1,700	Mastercard, Inc. Class A	242,981
3,500	McAfee, Inc.*	120,995
179,403	Microsoft Corp.	3,487,594
7,400	Novell, Inc.*	28,786
92,017	Oracle Corp.*	1,631,461
7,531	Paychex, Inc.	197,915
2,500	Salesforce.com, Inc.*	80,025
19,812	Symantec Corp.*	267,858
4,500	Total System Services, Inc.	63,000

4,402	VeriSign, Inc.*	83,990
16,919	Western Union Co.	242,619
32,200	Yahoo!, Inc.*	392,840

		11,144,281

Technology Hardware & Equipment – 7.0%
8,496	Agilent Technologies, Inc.*	132,792
4,200	Amphenol Corp. Class A	100,716
20,758	Apple, Inc.*	1,771,695
2,385	Ciena Corp.*	15,980
137,267	Cisco Systems, Inc.*	2,237,452
36,725	Corning, Inc.	349,989
40,500	Dell, Inc.*	414,720
48,372	EMC Corp.*	506,455
3,200	FLIR Systems, Inc.*	98,176
3,200	Harris Corp.	121,760
57,324	Hewlett-Packard Co.	2,080,288
31,425	International Business Machines Corp.	2,644,728
5,000	Jabil Circuit, Inc.	33,750
4,625	JDS Uniphase Corp.*	16,881
12,600	Juniper Networks, Inc.*	220,626
2,000	Lexmark International, Inc. Class A*	53,800
3,225	Molex, Inc.	46,730
53,535	Motorola, Inc.	237,160
7,711	NetApp, Inc.*	107,723
553	Nortel Networks Corp.*	144
3,300	QLogic Corp.*	44,352
38,720	QUALCOMM, Inc.	1,387,338
5,600	SanDisk Corp.*	53,760
17,214	Sun Microsystems, Inc.*	65,757
9,600	Tellabs, Inc.*	39,552
3,900	Teradata Corp.*	57,837
10,998	Tyco Electronics Ltd.	178,278
20,300	Xerox Corp.	161,791

		13,180,230

Telecommunication Services – 3.8%
9,400	American Tower Corp. Class A*	275,608
138,268	AT&T, Inc.	3,940,638
2,400	CenturyTel, Inc.	65,592
3,240	Embarq Corp.	116,511
7,300	Frontier Communications Corp.	63,802
34,663	Qwest Communications International, Inc.	126,173
67,610	Sprint Nextel Corp.*	123,726
66,729	Verizon Communications, Inc.	2,262,113
9,981	Windstream Corp.	91,825

		7,065,988

Transportation – 2.2%
6,622	Burlington Northern Santa Fe Corp.	501,351
4,000	C.H. Robinson Worldwide, Inc.	220,120
9,162	CSX Corp.	297,490

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)

5,100	Expeditors International of Washington, Inc.	$169,677
7,300	FedEx Corp.	468,295
8,735	Norfolk Southern Corp.	410,982
1,300	Ryder System, Inc.	50,414
17,518	Southwest Airlines Co.	151,005
11,820	Union Pacific Corp.	564,996
23,311	United Parcel Service, Inc. Class B	1,285,835

		4,120,165

Utilities – 4.2%
16,000	AES Corp.*	131,840
3,900	Allegheny Energy, Inc.	132,054
4,977	Ameren Corp.	165,535
9,491	American Electric Power Co., Inc.	315,861
7,998	CenterPoint Energy, Inc.	100,935
5,400	CMS Energy Corp.	54,594
6,400	Consolidated Edison, Inc.	249,152
4,350	Constellation Energy Group, Inc.	109,142
13,447	Dominion Resources, Inc.	481,941
3,900	DTE Energy Co.	139,113
29,413	Duke Energy Corp.	441,489
11,397	Dynegy, Inc. Class A*	22,794
7,669	Edison International	246,328
4,348	Entergy Corp.	361,449
3,000	Equitable Resources, Inc.	100,650
15,481	Exelon Corp.	860,898
7,134	FirstEnergy Corp.	346,570
9,546	FPL Group, Inc.	480,450
1,731	Integrys Energy Group, Inc.	74,398
1,000	Nicor, Inc.	34,740
6,700	NiSource, Inc.	73,499
4,900	Pepco Holdings, Inc.	87,024
8,431	PG&E Corp.	326,364
2,300	Pinnacle West Capital Corp.	73,899
8,751	PPL Corp.	268,568
6,177	Progress Energy, Inc.	246,153
11,942	Public Service Enterprise Group, Inc.	348,348
4,100	Questar Corp.	134,029
2,700	SCANA Corp.	96,120
5,713	Sempra Energy	243,545
18,200	Southern Co.	673,400
5,300	TECO Energy, Inc.	65,455
2,700	Wisconsin Energy Corp.	113,346
10,710	Xcel Energy, Inc.	198,671

		7,798,354

TOTAL COMMON STOCKS
(Cost $216,756,724)		$184,359,446

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligation – 0.3%
United States Treasury Bill(b)(c)
$ 515,000	0.000%	06/11/09	$ 514,698
(Cost $514,563)

Short-Term Obligation – 1.1%
JPMorgan Chase Euro – Time Deposit
$2,078,272	0.040%	01/02/09	$ 2,078,272
(Cost $2,078,272)

TOTAL INVESTMENTS – 99.8%
(Cost $219,349,559)			$186,952,416

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			431,045

NET ASSETS – 100.0%			$187,383,461

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviation:
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

S&P 500 E-mini	74	March 2009	$3,330,370	$102,694

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 81.9%
Adjustable Rate FHLMC(a) – 1.7%
$740,588	4.846%	09/01/35	$747,386
703,641	4.734	10/01/35	711,765

			1,459,151

Adjustable Rate FNMA(a) – 1.9%
291,855	3.807	05/01/33	290,505
688,848	3.966	05/01/35	678,537
638,258	5.080	12/01/35	646,807

			1,615,849

Adjustable Rate Non-Agency(a) – 6.0%
First Horizon Alternative Mortgage Securities Series 2005-AA7, Class 2A1
558,390	5.400	09/25/35	274,293
GSR Mortgage Loan Trust Series 2005-AR6, Class 3A1
688,964	4.560	09/25/35	464,775
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
578,411	5.976	08/19/36	277,043
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
560,208	0.691	04/25/46	229,685
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
719,654	4.740	07/25/35	553,930
Lehman XS Trust Series 2007-4N, Class 3A2A
871,738	3.006	03/25/47	351,121
Luminent Mortgage Trust Series 2006-2, Class A1A
563,745	0.671	02/25/46	228,323
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
1,000,000	5.149	12/25/35	589,124
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
544,275	3.256	01/25/46	234,307
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
960,565	5.487	11/25/37	403,833
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
858,927	3.979	08/25/47	362,391
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR10, Class 1A3
1,000,000	4.834	09/25/35	545,046
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
721,716	3.176	09/25/46	273,380
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
649,382	5.607	07/25/36	382,884

			5,170,135

Collateralized Mortgage Obligations – 5.5%
Interest Only(a)(b) – 0.0%
FNMA Series 2004-47, Class EI
405,456	0.000	06/25/34	11,915
FNMA Series 2004-62, Class DI
188,315	0.000	07/25/33	4,345

			16,260

Planned Amortization Class – 5.3%
FHLMC Series 2719, Class GC
4,580,000	5.000	06/15/26	4,647,215

Regular Floater(a)(c) – 0.2%
FHLMC Series 3325, Class SX
87,162	0.000	06/15/37	82,945
FNMA Series 2007-53, Class UF
77,874	0.000	06/25/37	76,441

			159,386

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$4,822,861

Commercial Mortgage-Backed Securities – 1.7%
Adjustable Rate Non-Agency(a) – 1.3%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
$500,000	5.718%	09/11/38	$392,005
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
1,000,000	5.225	07/15/44	811,139

			1,203,144

Sequential Fixed Rate – 0.4%
Banc of America Funding Corp. Series 2007-8, Class 2A1
714,570	7.000	10/25/37	325,185

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,528,329

Federal Agencies – 65.1%
FHLMC – 10.9%
$1,380,084	4.500%	12/01/18	$1,421,714
1,169,397	4.500	06/01/19	1,204,671
7,986	10.000	03/01/21	8,870
15,273	6.500	06/01/23	16,008
967,211	6.500	10/01/34	1,012,729
34,924	5.000	11/01/35	35,697
314,760	5.000	03/01/36	321,736
290,903	5.000	04/01/36	297,350
154,461	5.000	06/01/36	157,884
936,318	5.500	02/01/38	960,724
57,929	5.500	04/01/38	59,441
784,721	5.500	05/01/38	805,210
1,993,853	5.500	06/01/38	2,045,912
145,616	5.500	08/01/38	149,418
1,000,000	6.000	03/01/38	1,011,445

			9,508,809

FNMA – 54.2%
4,613	5.000	02/01/14	4,726
60,323	5.000	11/01/17	62,397
334,528	5.000	12/01/17	346,032
241,791	5.000	01/01/18	250,104
100,794	5.000	02/01/18	104,264
252,961	5.000	03/01/18	261,669
989,899	5.000	04/01/18	1,023,979
384,331	5.000	05/01/18	397,562
779,879	5.000	06/01/18	806,727

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$20,596	5.000%	07/01/18	$21,305
1,387,720	4.000	09/01/18	1,416,202
527,975	5.000	11/01/18	546,151
618,941	5.000	12/01/18	640,249
50,606	5.000	01/01/19	52,348
134,912	5.000	02/01/19	139,311
539,625	5.000	03/01/19	557,224
1,153,289	5.000	04/01/19	1,192,141
621,263	5.000	06/01/19	642,651
388,141	6.000	09/01/19	404,427
568,640	5.000	12/01/19	588,216
487,285	6.000	12/01/20	507,981
18,026	8.000	09/01/21	19,083
114,680	5.000	01/01/22	118,121
780,408	5.000	06/01/22	808,032
114,863	5.000	07/01/22	118,298
1,991,269	4.500	01/01/23	2,041,764
35,157	5.000	01/01/23	36,208
100,556	5.000	02/01/23	103,539
33,458	5.000	04/01/23	33,895
1,989,906	4.500	06/01/23	2,040,436
1,000,001	5.000	06/01/23	1,029,674
238,349	5.500	03/01/33	245,373
224,177	5.500	04/01/33	230,783
189,867	5.500	05/01/33	195,461
28,414	5.500	06/01/33	29,251
365,645	5.500	07/01/33	376,419
313,791	5.500	01/01/34	323,037
164,642	5.500	06/01/34	169,494
9,440	7.000	05/01/35	9,894
1,374,767	5.000	06/01/35	1,405,114
612,765	5.000	01/01/36	631,691
669,293	6.500	09/01/36	696,739
240,769	6.000	10/01/36	248,533
1,959,593	6.500	10/01/36	2,037,365
149,895	6.000	11/01/36	154,728
77,278	6.000	01/01/37	79,770
107,062	6.000	03/01/37	110,516
85,343	5.500	04/01/37	87,715
406,718	6.000	04/01/37	419,836
226,375	5.500	05/01/37	232,668
265,988	6.000	05/01/37	274,567
127,919	7.000	05/01/37	134,031
86,917	7.000	06/01/37	91,069
420,812	5.500	07/01/37	431,811
427,587	6.000	07/01/37	441,379
337,832	6.000	08/01/37	348,729
238,813	6.000	09/01/37	246,516
264,007	6.500	10/01/37	274,832
92,244	7.000	10/01/37	96,651
2,131,362	7.500	10/01/37	2,238,868
107,486	6.000	11/01/37	110,953
152,811	6.500	11/01/37	159,076
133,634	7.000	11/01/37	140,018
217,608	6.000	12/01/37	224,627
474,651	6.500	12/01/37	494,084
281,308	7.000	12/01/37	294,747
412,915	6.000	01/01/38	426,233
438,060	6.500	01/01/38	455,748
17,300	5.000	02/01/38	19,320
327,222	5.500	02/01/38	336,207
376,803	5.000	03/01/38	385,708
779,039	5.500	03/01/38	800,722
189,884	5.500	04/01/38	195,170
5,211	5.000	05/01/38	6,309
209,140	5.500	05/01/38	214,687
1,245,168	6.000	05/01/38	1,283,160
630,479	5.500	06/01/38	648,028
617	5.000	07/01/38	862
250,058	5.500	07/01/38	256,851
930,513	6.000	07/01/38	960,550
253,414	5.500	08/01/38	260,468
553,946	6.000	08/01/38	571,827
122,193	5.500	09/01/38	125,594
1,055,900	6.000	09/01/38	1,088,117
524,764	6.000	10/01/38	541,703
364,380	6.000	11/01/38	376,142
2,000,000	4.500	TBA-15yr(d)	2,043,750
3,000,000	6.500	TBA-30yr(d)	3,115,314
3,000,000	5.500	TBA-30yr(d)	3,075,000

			47,188,531

GNMA – 0.0%
344	6.500	06/15/09	354

TOTAL FEDERAL AGENCIES			$56,697,694

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $75,021,473)			$71,294,019

Agency Debentures – 8.6%
FFCB
$500,000	5.400%	06/08/17	$583,773
FHLMC
1,500,000	5.125	11/17/17	1,736,804
FNMA
1,000,000	5.000	05/11/17	1,137,382
1,200,000	4.600	06/05/18	1,344,626
PNC Funding Corp
1,750,000	2.300	06/22/12	1,767,481
Tennessee Valley Authority(e)
700,000	5.375	04/01/56	892,970

TOTAL AGENCY DEBENTURES
(Cost $6,809,420)			$7,463,036

Asset-Backed Securities – 1.6%
Home Equity – 1.6%
Chase Issuance Trust Series 2005-A11, Class A(a)
$1,000,000	1.265%	12/15/14	$802,772
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(f)
313,210	1.471	10/25/37	227,077

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(f)
$130,000	1.721%	10/25/37	$48,750
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(f)
180,000	1.921	10/25/37	61,200
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
76,174	7.000	09/25/37	24,757
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
79,708	7.000	09/25/37	22,303
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(a)
358,306	1.708	11/20/36	248,575

TOTAL ASSET-BACKED SECURITIES
(Cost $1,965,191)			$1,435,434

U.S. Treasury Obligations – 3.1%
United States Treasury Bonds
$200,000	6.625%	02/15/27	$298,700
200,000	6.375	08/15/27	292,687
United States Treasury Inflation Indexed Bonds-TIPS
300,000	2.000	01/15/16	313,490
400,000	2.500	01/15/16	425,575
500,000	2.375	01/15/27	539,440
300,000	1.750	01/15/28	286,535
250,000	3.625	04/15/28	398,803
United States Treasury Principal-Only STRIPS(g)
300,000	0.000	08/15/26	174,978

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,620,098)			$2,730,208

Short-Term Obligations – 9.5%
Discount Note – 6.7%
FNMA(g)
$5,800,000	0.000%	04/01/09	$5,797,853

Time Deposit – 2.8%
JPMorgan Chase Euro – Time Deposit
2,444,122	0.040	01/02/09	2,444,122

TOTAL SHORT-TERM OBLIGATIONS
(Cost $8,219,472)			$8,241,975

TOTAL INVESTMENTS – 104.7%
(Cost $94,635,654)			$91,164,672

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.7)%			(4,114,651)

NET ASSETS – 100.0%			$87,050,021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To be announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,234,064 which represents approximately 9.4% of net assets as of December 31, 2008.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $337,027, which represents approximately 0.4% of net assets as of December 31, 2008.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
TIPS	—	Treasury Inflation-Protected Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2008, the Fund had the following forward sales contracts:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA	5.000%	TBA-15yr(d	)	01/20/09	$2,000,000	$2,052,500
FNMA	5.000	12/01/23		01/20/09	179,121	184,725

TOTAL (Proceeds Receivable: $2,226,833)						$2,237,225

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	3	June 2009	$741,525	$28,376
U.S. Treasury Bonds	(12)	March 2009	(1,656,563)	32,635
2 Year U.S. Treasury Notes	(7)	March 2009	(1,526,437)	(5,529)
5 Year U.S. Treasury Notes	97	March 2009	11,548,305	367,032
10 Year U.S. Treasury Notes	47	March 2009	5,910,250	383,332

TOTAL				$805,846

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2008

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 1.5%
160,300	Gentex Corp.	$1,415,449

Capital Goods – 8.5%
22,500	Alliant Techsystems, Inc.*	1,929,600
21,100	Precision Castparts Corp.	1,255,028
53,890	Rockwell Automation, Inc.	1,737,414
17,900	Roper Industries, Inc.	777,039
30,000	W.W. Grainger, Inc.	2,365,200

		8,064,281

Commercial & Professional Services – 2.3%
89,600	Iron Mountain, Inc.*	2,215,808

Consumer Durables & Apparel – 6.3%
108,500	Coach, Inc.*	2,253,545
55,510	Fortune Brands, Inc.	2,291,453
152,200	Newell Rubbermaid, Inc.	1,488,516

		6,033,514

Consumer Services – 3.4%
71,700	Marriott International, Inc. Class A	1,394,565
109,400	Pinnacle Entertainment, Inc.*(a)	840,192
58,300	Starwood Hotels & Resorts Worldwide, Inc.	1,043,570

		3,278,327

Diversified Financials – 2.0%
108,600	Raymond James Financial, Inc.(a)	1,860,318

Energy – 13.0%
91,800	Cameron International Corp.*	1,881,900
62,500	Continental Resources, Inc.*(a)	1,294,375
7,700	Core Laboratories NV(a)	460,922
80,600	Dresser-Rand Group, Inc.*	1,390,350
52,500	Hess Corp.	2,816,100
103,100	Rex Energy Corp.*	303,114
78,100	Suncor Energy, Inc.	1,522,950
142,720	Weatherford International Ltd.*	1,544,230
34,800	Whiting Petroleum Corp.*	1,164,408

		12,378,349

Food, Beverage & Tobacco – 1.5%
41,000	Hansen Natural Corp.*	1,374,730

Health Care Equipment & Services – 10.5%
21,105	C.R. Bard, Inc.	1,778,307
37,600	Henry Schein, Inc.*	1,379,544
35,600	Laboratory Corp. of America Holdings*	2,292,996
19,900	NuVasive, Inc.*(a)	689,535
60,800	St. Jude Medical, Inc.*	2,003,968
46,500	Zimmer Holdings, Inc.*	1,879,530

		10,023,880

Household & Personal Products – 4.3%
40,200	Avon Products, Inc.	966,006
21,600	Chattem, Inc.*(a)	1,545,048
29,500	Energizer Holdings, Inc.*	1,597,130

		4,108,184

Media – 1.4%
384,500	Entravision Communications Corp. Class A*	599,820
55,600	Lamar Advertising Co. Class A*(a)	698,336

		1,298,156

Pharmaceuticals, Biotechnology & Life Sciences – 6.1%
154,900	Amylin Pharmaceuticals, Inc.*(a)	1,680,665
78,790	Charles River Laboratories International, Inc.*	2,064,298
60,320	Thermo Fisher Scientific, Inc.*	2,055,102

		5,800,065

Real Estate – 1.2%
261,000	CB Richard Ellis Group, Inc. Class A*	1,127,520

Retailing – 9.6%
61,800	Advance Auto Parts, Inc.	2,079,570
54,800	Best Buy Co., Inc.	1,540,428
89,900	Dick’s Sporting Goods, Inc.*(a)	1,268,489
65,731	Netflix, Inc.*(a)	1,964,699
76,600	PetSmart, Inc.	1,413,270
11,700	Priceline.com, Inc.*	861,705

		9,128,161

Semiconductors & Semiconductor Equipment – 4.4%
100,800	FormFactor, Inc.*	1,471,680
63,700	Linear Technology Corp.(a)	1,409,044
112,800	Tessera Technologies, Inc.*	1,340,064

		4,220,788

Software & Services – 13.9%
249,332	Activision Blizzard, Inc.*	2,154,229
103,320	Cognizant Technology Solutions Corp. Class A*	1,865,959
55,900	Electronic Arts, Inc.*	896,636
45,000	Equinix, Inc.*(a)	2,393,550
56,700	Global Payments, Inc.	1,859,193
77,700	NeuStar, Inc. Class A*	1,486,401
181,100	Western Union Co.	2,596,974

		13,252,942

Technology Hardware & Equipment – 4.2%
104,320	Amphenol Corp. Class A	2,501,594
49,800	Flir Systems, Inc.*	1,527,864

		4,029,458

Telecommunication Services – 5.3%
68,200	American Tower Corp. Class A*	1,999,624
73,600	Crown Castle International Corp.*	1,293,888
51,200	MetroPCS Communications, Inc.*	760,320
120,700	TW telecom, inc*	1,022,329

		5,076,161

TOTAL COMMON STOCKS
(Cost $144,266,141)		$94,686,091

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 1.5%
JPMorgan Chase Euro – Time Deposit
$1,397,733	0.040%	01/02/09	$1,397,733
(Cost $1,397,733)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $145,663,874)			$96,083,824

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b) – 11.7%
Boston Global Investment Trust – Enhanced Portfolio
11,271,376	1.168%	$11,136,119
(Cost $11,112,930)

TOTAL INVESTMENTS – 112.6%
(Cost $156,776,804)		$107,219,943

LIABILITIES IN EXCESS OF
OTHER ASSETS – (12.6)%		(11,983,047)

NET ASSETS – 100.0%		$95,236,896

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2008

	Core	Equity	Government	Growth
	Fixed Income	Index	Income	Opportunities
	Fund	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $220,056,096, $219,349,559, $94,635,654 and $145,663,874, respectively)(a)	$187,636,087	$186,952,416	$91,164,672	$96,083,824
Securities lending reinvestment vehicle, at value (identified cost of $11,112,930)	—	—	—	11,136,119
Foreign currency, at value (identified cost of $848)	796	—	—	—
Receivables:
Investment securities sold	5,101,495	810,421	6,303,095	—
Interest and dividends, at value	1,432,740	496,915	378,801	81,271
Reimbursement from adviser	53,125	16,497	65,290	22,299
Due from broker — variation margin, at value	156	44,030	40,719	—
Fund shares sold	6,475	8,184	30,910	403
Due from custodian	—	—	169,457	—
Securities lending income	—	—	—	19,890

Total assets	194,230,874	188,328,463	98,152,944	107,343,806

Liabilities:

Due to custodian	4,009	287,673	169,841	—
Payables:
Investment securities purchased	7,190,312	300,953	8,374,926	507,884
Forward Sale Contracts, at value (proceeds receivable $3,406,250 and $2,226,833 for Core Fixed Income and Government Income Funds, respectively)	3,436,485	—	2,237,225	—
Due to broker — variation margin, at value	215,080	—	124,497	—
Fund shares redeemed	167,598	116,469	68,245	49,348
Amounts owed to affiliates	103,914	136,072	59,824	90,245
Payable upon return of securities loaned	—	—	—	11,406,766
Forward foreign currency exchange contracts, at value	62,265	—	—	—
Accrued expenses	73,484	103,835	68,365	52,667

Total liabilities	11,253,147	945,002	11,102,923	12,106,910

Net Assets:

Paid-in capital	219,576,436	276,616,565	90,111,389	150,958,672
Accumulated undistributed net investment income	805,021	420,640	239,687	97,195
Accumulated net realized loss from investment, futures and foreign currency related transactions	(6,050,571)	(57,359,295)	(625,527)	(6,262,110)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(31,353,159)	(32,294,449)	(2,675,528)	(49,556,861)

NET ASSETS	$182,977,727	$187,383,461	$87,050,021	$95,236,896

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	20,763,261	28,329,576	8,585,657	26,837,386
Net asset value, offering and redemption price per share:	$8.81	$6.61	$10.14	$3.55

(a)	Includes loaned securities having a market value of $11,392,309 for the Growth Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Year Ended December 31, 2008

	Core	Equity	Government	Growth
	Fixed Income	Index	Income	Opportunities
	Fund	Fund	Fund	Fund

Investment income:
Interest (including securities lending income of $0, $47,211, $0 and $351,876, respectively)	$12,770,483	$161,497	$4,460,248	$394,505
Dividends(a)	21,427	6,545,599	—	925,870

Total investment income	12,791,910	6,707,096	4,460,248	1,320,375

Expenses:
Management fees	915,946	837,564	488,042	1,536,422
Distribution and Service fees	572,464	697,970	225,945	384,105
Professional fees	109,418	74,460	112,419	74,260
Custody and accounting fees	64,344	36,384	45,951	30,979
Transfer Agent fees	45,793	55,833	18,074	30,726
Printing fees	26,547	23,046	22,203	22,184
Trustee fees	15,689	15,689	15,689	15,689
Licensing Fees	—	145,620	—	—
Other	10,222	41,405	9,905	13,161

Total expenses	1,760,423	1,927,971	938,228	2,107,526

Less — expense reductions	(220,357)	(239,466)	(203,631)	(290,939)

Net expenses	1,540,066	1,688,505	734,597	1,816,587

NET INVESTMENT INCOME (LOSS)	11,251,844	5,018,591	3,725,651	(496,212)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:
Net realized gain (loss) from:
Investment transactions (includes realized loss from securities lending reinvestment vehicle of $0, $86,314, $0 and $293,836, respectively)	(2,959,181)	7,200,401	674,301	(4,819,017)
Futures transactions	3,265,058	(3,234,508)	2,036,468	—
Foreign currency related transactions	(271,124)	—	—	—
Net change in unrealized gain (loss) on:
Investments (net of change in unrealized gain on securities lending reinvestment vehicle of $0, $0, $0 and $23,189, respectively)	(32,662,189)	(131,004,334)	(4,267,450)	(65,335,820)
Futures	844,063	(7,779)	330,203	—
Translation of assets and liabilities denominated in foreign currencies	(75,180)	—	—	—

Net realized and unrealized loss from investment, futures and foreign currency related transactions	(31,858,553)	(127,046,220)	(1,226,478)	(70,154,837)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,606,709)	$(122,027,629)	$2,499,173	$(70,651,049)

(a)	For the Growth Opportunities Fund, foreign taxes withheld on dividends were $596.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income (loss)	$11,251,844	$13,179,227
Net realized gain (loss) from investment, futures and foreign currency related transactions	34,753	3,234,829
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(31,893,306)	1,005,297

Net increase (decrease) in net assets resulting from operations	(20,606,709)	17,419,353

Distributions to shareholders:
From net investment income	(11,427,285)	(12,378,538)
From net realized gains	—	—

Total distributions to shareholders	(11,427,285)	(12,378,538)

From share transactions:
Proceeds from sales of shares	6,089,374	7,086,155
Reinvestments of distributions	11,427,285	12,378,538
Cost of shares redeemed	(66,893,631)	(45,884,586)

Net increase (decrease) in net assets resulting from share transactions	(49,376,972)	(26,419,893)

TOTAL INCREASE (DECREASE)	(81,410,966)	(21,379,078)

Net assets:
Beginning of year	264,388,693	285,767,771

End of year	$182,977,727	$264,388,693

Accumulated undistributed net investment income	$805,021	$1,191,024

Summary of share transactions:
Shares sold	621,878	709,642
Shares issued on reinvestment of distributions	1,216,339	1,247,796
Shares redeemed	(7,184,850)	(4,592,488)

NET INCREASE (DECREASE)	(5,346,633)	(2,635,050)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

$5,018,591	$6,408,394	$3,725,651	$3,592,248	$(496,212)	$(1,020,333)
3,965,893	37,526,881	2,710,769	754,878	(4,819,017)	27,672,778
(131,012,113)	(21,370,109)	(3,937,247)	1,686,322	(65,335,820)	11,538,359

(122,027,629)	22,565,166	2,499,173	6,033,448	(70,651,049)	38,190,804

(4,660,811)	(6,600,156)	(3,988,324)	(3,418,962)	—	—
(8,990,210)	—	—	—	(2,928,225)	(29,413,874)

(13,651,021)	(6,600,156)	(3,988,324)	(3,418,962)	(2,928,225)	(29,413,874)

3,151,118	9,178,427	23,059,430	11,202,946	1,899,160	568,644
13,651,021	6,600,156	3,988,324	3,418,962	2,928,225	29,413,874
(58,028,078)	(105,926,089)	(24,486,231)	(18,321,318)	(36,156,952)	(53,864,386)

(41,225,939)	(90,147,506)	2,561,523	(3,699,410)	(31,329,567)	(23,881,868)

(176,904,589)	(74,182,496)	1,072,372	(1,084,924)	(104,908,841)	(15,104,938)

364,288,050	438,470,546	85,977,649	87,062,573	200,145,737	215,250,675

$187,383,461	$364,288,050	$87,050,021	$85,977,649	$95,236,896	$200,145,737

$420,640	$67,714	$239,687	$339,701	$97,195	$143,286

413,869	777,390	2,254,712	1,115,881	479,778	82,333
2,163,395	571,937	395,078	341,531	879,347	4,691,207
(6,144,617)	(9,185,368)	(2,435,845)	(1,823,711)	(6,819,813)	(7,942,331)

(3,567,353)	(7,836,041)	213,945	(366,299)	(5,460,688)	(3,168,791)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from																Ratio assuming no
		investment operations					Distributions to shareholders											expense reductions
				Net												Ratio of		Ratio of
	Net asset			realized				From		Net asset			Net assets,	Ratio of		net investment		total
	value,	Net		and		Total from	From net	net		value,			end of	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total		year	to average		to average		to average		turnover
	of year	income		gain (loss)		operations	income	gains	distributions	year	return(a)		(in 000s)	net assets		net assets		net assets		rate(c)

FOR THE YEARS ENDED DECEMBER 31,

2008	$10.13	$0.47	(d)	$(1.31)		$(0.84)	$(0.48)	$—	$(0.48)	$8.81	(8.56)%		$182,978	0.67%		4.92	%(f)	0.77%		140%

2007	9.94	0.48	(d)	0.17		0.65	(0.46)	—	(0.46)	10.13	6.81		264,389	0.54	(e)	4.82	(e)(f)	0.76	(e)	123

2006(b)	9.98	0.44	(d)	(0.03	)(g)	0.41	(0.45)	—	(0.45)	9.94	4.23	(h)	285,768	0.54		4.49	(f)	0.78		265

2005(b)	10.29	0.42	(i)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84		332,861	0.64		4.05		0.64		110

2004(b)	10.58	0.41	(i)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98		402,219	0.64		3.78		0.64		113

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.

(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Core Fixed Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259%, 92% and 105% for the years ended December 31, 2006, 2007 and 2008, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(f)	Ratio of net investment income assuming no expense reductions is 4.25%, 4.58%(e), and 4.82% for the years ended December 31, 2006, 2007 and 2008, respectively.

(g)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.

(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.

(i)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from															Ratio assuming no
		investment operations				Distributions to shareholders											expense reductions
				Net											Ratio of		Ratio of
	Net asset			realized			From		Net asset			Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	From net	net		value,			end of	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total		year	to average		to average		to average		turnover
	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)		(in 000s)	net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008	$11.42	$0.17	(c)	$(4.46)	$(4.29)	$(0.18)	$(0.34)	$(0.52)	$6.61	(37.18)%		$187,383	0.60%		1.81	%(e)	0.69%		4%

2007	11.04	0.18	(c)	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32		364,288	0.41	(d)	1.57	(d)(e)	0.68	(d)	8

2006(b)	9.71	0.16	(c)	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49	(f)	438,471	0.41		1.53	(e)	0.67		4

2005(b)	9.43	0.13	(g)(h)	0.28	0.41	(0.13)	—	(0.13)	9.71	4.38		489,587	0.52		1.35		0.52		7

2004(b)(i)	8.69	0.14	(h)	0.74	0.88	(0.14)	—	(0.14)	9.43	10.32		595,037	0.50		1.53		0.52		4

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.

(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Equity Index Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.

(c)	Calculated based on the average shares outstanding methodology.

(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

(e)	Ratio of net investment income assuming no expense reductions is 1.27%, 1.30%(d), and 1.72% for the years ended December 31, 2006, 2007 and 2008, respectively.

(f)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.

(g)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.

(h)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

(i)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from														Ratio assuming no
		investment operations				Distributions to shareholders										expense reductions
				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	year	to average		to average		to average		turnover
	of year	income		gain (loss)	operations	income	gains	distributions	year	return(a)	(in 000s)	net assets		net assets		net assets		rate(c)

FOR THE YEARS ENDED DECEMBER 31,

2008	$10.27	$0.42	(d)	$(0.11)	$0.31	$(0.44)	$—	$(0.44)	$10.14	3.14%	$87,050	0.81%		4.12	%(f)	1.04%		244%

2007	9.96	0.42	(d)	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(e)	4.19	(e)(f)	1.03	(e)	217

2006(b)	9.98	0.39	(d)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		3.96	(f)	1.02		523

2005(b)	10.19	0.32	(g)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		3.18		0.74		44

2004(b)	10.39	0.28	(g)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73		3.02		0.73		77

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Government Income Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447%, 146%, and 184% for the years ended December 31, 2006, 2007 and 2008, respectively. Prior year ratios include the effect of mortgage dollar roll transactions.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.03% of average net assets.
(f)	Ratio of net investment income assuming no expense reductions is 3.62%, 3.82%(e), and 3.89% for the years ended December 31, 2006, 2007 and 2008, respectively.
(g)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from												Ratio assuming no
		investment operations												expense reductions
				Net								Ratio of		Ratio of
	Net asset			realized		Distributions to	Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	shareholders	value,		end of	net expenses		loss		expenses		Portfolio
	beginning	investment		unrealized	investment	from net	end of	Total	year	to average		to average		to average		turnover
	of year	loss		gain (loss)	operations	realized gains	year	return(a)	(in 000s)	net assets		net assets		net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2008	$6.20	$(0.02	)(c)	$(2.52)	$(2.54)	$(0.11)	$3.55	(40.72)%	$95,237	1.18%		(0.32	)%(e)	1.37%		78%

2007	6.07	(0.03	)(c)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(d)	(0.48	)(d)(e)	1.38	(d)	73

2006(b)	9.69	(0.06	)(c)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		(0.60	)(e)	1.37		82

2005(b)	10.90	(0.05	)(f)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		(0.50)		1.15		27

2004(b)(h)	10.13	(0.07	)(g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14		(0.70)		1.15		38

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(b)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Growth Opportunities Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(e)	Ratio of net investment loss assuming no expense reductions is (0.82)%, (0.73)%(d), and (0.51)% for the years ended December 31, 2006, 2007 and 2008, respectively.
(f)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.
(g)	Calculated based on the Securities and Exchange Commission (“SEC”) methodology.
(h)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

The Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”).
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are recorded as interest income (loss)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

Core Fixed Income and Government Income	Quarterly	Annually

Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Funds’ financial statements.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded by the Fund. The Fund records realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For forward foreign currency exchange contracts, the Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under the contracts.

G. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains and losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds must segregate sufficient cash and/or securities to cover any commitments under these contracts.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Mortgage and Asset-Backed Securities — The Core Fixed Income, Government Income and Growth Opportunities Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the reduction in par of the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statement of Operations.

J. Mortgage Dollar Rolls — The Core Fixed Income and Government Income Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

K. Treasury Inflation-Protected Securities — The Core Fixed Income and Government Income Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds for which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of Operations. The repayment of the original bond principal upon maturity and adjustments for interest income are guaranteed by the full faith and credit of the U.S. Government.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2008

3. AGREEMENTS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rates
	Up to	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%

Government Income	0.54	0.49	0.47	0.46	0.45	0.54

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.

The Agreement for the Equity Index Fund provides for a Management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval. The effective Management fee was 0.27% for the year ended December 31, 2008.
As authorized by the Agreements, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”), which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the year ended December 31, 2008.

B. Distribution Agreement and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Service Shares. For Growth Opportunities Fund, Goldman Sachs has voluntarily agreed to waive Distribution and Service fees so as not to exceed 0.16% of the average daily net assets of the Fund. The waiver may be modified or terminated at any time at the option of Goldman Sachs.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Funds.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The “Other Expense” limitations for the Core Fixed Income Fund, Equity Index Fund, Government Income Fund, and Growth Opportunities Fund as an annual percentage rate of average daily net assets are 0.004%, 0.064%, 0.004%, and 0.004%, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended December 31, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

	Fee Waivers		Transfer	Other	Total
		Distribution	Agent Fee	Expense	Expense
Fund	Management	and Service	Credit	Reimbursement	Reductions

Core Fixed Income	$—	$—	$3	$217	$220

Equity Index	78	—	4	157	239

Government Income	—	—	1	203	204

Growth Opportunities	—	138	3	150	291

At December 31, 2008, the amounts owed to affiliates were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Core Fixed Income	$62	$39	$3	$104

Equity Index	94	39	3	136

Government Income	40	18	2	60

Growth Opportunities	76	12	2	90

E. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

Level 2— Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3— Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instruments Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Core Fixed Income				Equity Index
	Investments in	Investments in			Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Derivatives-
Level	Long-Assets	Long-Liabilities	Assets	Liabilities	Long-Assets	Assets

Level 1	$1,240,529	$—	$1,199,158	$39,362	$184,874,144	$102,694

Level 2	186,395,558	3,436,485	—	62,265	2,078,272	—

Level 3	—	—	—	—	—	—

Total	$187,636,087	$3,436,485	$1,199,158	$101,627	$186,952,416	$102,694

	Government Income				Growth Opportunities
	Investments in	Investments in			Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities
Level	Long-Assets	Long-Liabilities	Assets	Liabilities	Long-Assets

Level 1	$2,730,208	$—	$811,375	$5,529	$94,686,091

Level 2	88,434,464	2,237,225	—	—	12,533,852

Level 3	—	—		—	—

Total	$91,164,672	$2,237,225	$811,375	$5,529	$107,219,943

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008 were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Core Fixed Income	$309,913,441	$22,423,573	$324,184,781	$62,330,470

Equity Index	—	11,430,232	—	60,594,226

Government Income	192,341,773	18,346,903	173,935,543	35,213,240

Growth Opportunities	—	119,723,660	—	149,903,993

For the year ended December 31, 2008, Goldman Sachs earned approximately $100, $1,000 and $100 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Equity Index, and Government Income Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Growth Opportunities Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2008 are reported parenthetically under Investment Income on the Statements of Operations. For the year ended December 31, 2008, GSAL earned $5,243 and $39,046 in fees as securities lending agent for the Equity Index and Growth Opportunities Funds, respectively. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2008 was $2,028,000 for the Growth Opportunities Fund.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Distributions paid from:
Ordinary income	$11,427,285	$4,660,991	$3,988,324	$558,507
Net long-term capital gains	—	8,990,030	—	2,369,718

Total taxable distributions	$11,427,285	$13,651,021	$3,988,324	$2,928,225

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Distributions paid from:
Ordinary income	$12,378,538	$6,358,797	$3,418,962	$15,304,780
Net long-term capital gains	—	241,359	—	14,109,094

Total taxable distributions	$12,378,538	$6,600,156	$3,418,962	$29,413,874

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
December 31, 2008

7. TAX INFORMATION (continued)

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Undistributed ordinary income — net	$742,756	$370,275	$244,968	$—
Undistributed long-term capital gains	—	—	349,355	—

Total undistributed earnings	$742,756	$370,275	$594,323	$—

Capital loss carryforward(1, 2):
Expiring 2009	$—	$(13,380,657)	$—	$—
Expiring 2010	—	(13,380,657)	—	—
Expiring 2011	—	(8,097,717)	—	—
Expiring 2012	—	(2,961,297)	—	—
Expiring 2013	—	—	—	—
Expiring 2014	(4,814,270)	—	—	—

Total capital loss carryforward	$(4,814,270)	$(37,820,328)	$—	$—

Timing differences (from post October losses, straddles and deferred distributions from REITs)	(60,994)	(944,837)	(173,286)	(3,159,993)
Unrealized losses — net	(32,466,201)	(50,838,214)	(3,482,405)	(52,561,783)

Total accumulated losses — net	$(36,598,709)	$(89,233,104)	$(3,061,368)	$(55,721,776)

(1)	Expiration occurs on December 31 of the year indicated. Due to fund reorganizations, utilization of the Equity Index Fund’s losses may be substantially limited under the Code. The Equity Index Fund had capital loss carry forwards of $9,224,720 that expired in the current fiscal year.

(2)	The Core Fixed Income, Equity Index, Government Income and Growth Opportunities Funds utilized $1,150,287, $4,155,937, $2,624,806 and $142,617, respectively, of capital losses in the current fiscal year.

At December 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed	Equity	Government	Growth
	Income	Index	Income	Opportunities

Tax Cost	$220,083,513	$237,790,630	$94,636,685	$159,781,726

Gross unrealized gain	4,625,141	30,719,161	2,932,467	1,564,088
Gross unrealized loss	(37,072,567)	(81,557,375)	(6,404,480)	(54,125,871)

Net unrealized security loss	$(32,447,426)	$(50,838,214)	$(3,472,013)	$(52,561,783)

Net unrealized loss on other investments	(18,775)	—	(10,392)	—

Net unrealized loss	$(32,466,201)	$(50,838,214)	$(3,482,405)	$(52,561,783)

The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales recognized for tax purposes, tax treatment of partnership investments, return of capital distributions from underlying fund investments and section 1256 Futures and Forwards Contracts.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7. TAX INFORMATION (continued)

result primarily from the differences related to tax treatment of expiring capital loss carryforwards, foreign currency transactions, paydown losses and net operating losses.

			Accumulated
			Undistributed Net
		Accumulated Net	Investment Income
	Paid-in Capital	Realized Gain (Loss)	(Loss)

Core Fixed Income	$—	$210,562	$(210,562)

Equity Index	(9,224,720)	9,229,574	(4,854)

Government Income	—	(162,659)	162,659

Growth Opportunities	(519,921)	69,800	450,121

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these participating insurance companies or accounts in the Funds may impact the Funds’ liquidity and Net Asset Value per share (“NAV”). These redemptions may also force the Funds to sell securities, which may increase the Funds’ brokerage costs.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively the ‘‘Funds”) at December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses —Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Government Income Fund				Growth Opportunities Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
	7/01/08	12/31/08		12/31/08*	7/01/08	12/31/08		12/31/08*	7/01/08	12/31/08		12/31/08*	7/01/08	12/31/08		12/31/08*
Actual	$1,000	$940.70		$3.27	$1,000	$713.60		$2.54	$1,000	$1,028.50		$4.13	$1,000	$618.90		$4.80
Hypothetical 5% return	1,000	1,021.77	+	3.40	1,000	1,022.17	+	3.00	1,000	1,021.06	+	4.12	1,000	1,019.20	+	5.99

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund

Core Fixed Income	0.67%
Equity Index	0.60%
Government Income	0.81%
Growth Opportunities	1.18%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, the Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios, and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2008, 100% and 10.63% of the dividends paid from net investment company taxable income by the Equity Index and Growth Opportunities Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $8,990,030 and $2,369,718, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008.

During the year ended December 31, 2008, the Growth Opportunities Fund designates $488,898 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, New York 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITSVCAR/18686.MF/02-09

Goldman
Sachs Variable Insurance Trust

Goldman Sachs
Money Market Fund

Annual Report
December 31, 2008

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund (the “Fund”) during the 12-month reporting period that ended December 31, 2008.

Market Overview

The first quarter of 2008 was very similar to the fourth quarter of 2007 for the U.S. economy, with softening growth evident from the continued weakness in the housing market, falling consumer confidence and the deteriorating labor market. The financial market had much to contend with, including massive writedowns from financial institutions due to losses on subprime mortgages, rating downgrades of subprime collateralized debt obligations (“CDOs”), higher oil prices, dislocated LIBOR rates and continued depreciation of the U.S. dollar. The credit markets continued to experience massive liquidity problems as concerns about the subprime mortgage market led to reduced risk appetite in other asset classes. The Federal Reserve Board (the “Fed”) took unprecedented steps to restore liquidity and stave off a financial crisis by creating three new liquidity facilities, including: 1) the $200 billion Term Securities Lending Facility (“TSLF”); 2) the Primary Dealer Credit Facility (“PDCF”) with no specified limit; and 3) a lending facility specifically for Bear Stearns of $30 billion. The Fed also cut rates by 200 basis points in the first quarter, citing downside risk to growth. The federal government weighed in by enacting policy changes to allow Fannie Mae, Freddie Mac and the Federal Home Loan Banks to purchase additional mortgage securities. These actions helped to create liquidity and remove technical pressure from the market.

In the second quarter of 2008, the macro backdrop was dominated by the fallout from the housing market crisis, tight credit markets and rising commodity prices, the latter primarily driven by higher oil prices. This was evidenced by the April 2008 S&P/Case-Shiller home price index, which showed prices dropping 15.3% year-over-year while oil surpassed $140 a barrel. These factors weighed heavily on consumers, with consumer sentiment, as measured by the University of Michigan survey, falling to a 50-year low. The Fed found itself faced with the conundrum of containing inflation expectations resulting from higher food and energy prices, while providing enough stimulus to maintain positive economic growth in the face of a slowing economy. In the statement for its June meeting, the Federal Open Market Committee (“FOMC”) noted that, “Although downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation and inflation expectations have increased.”

The U.S. financial system was shaken even further in the third quarter, forcing the government to take a host of ad hoc measures in attempt to shore up confidence. The first major action taken by the government was to place ailing mortgage giants Fannie Mae and Freddie Mac into conservatorship. Additionally, the Federal Reserve Bank of New York saved the world’s largest insurance company, AIG, from the brink of failure by providing the company with an $85 billion loan. Widespread investor panic was further fuelled by the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America and the failure of Washington Mutual, which was the largest bank failure ever, and its subsequent sale to JP Morgan. Further disruptions occurred in mid-September when the Reserve Primary Fund’s market-based NAV fell below $1 per share after losses on debt issued by Lehman Brothers. This was the first time in fourteen years a money market

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter (continued)

mutual fund “broke the buck.” The U.S. Treasury subsequently announced a Temporary Guarantee Program for Money Market funds (the “‘Program”). The Program offers federal insurance for shareholder balances in the funds that have been accepted, up to the amounts held in those funds as of September 19, 2008. The coverage was initially for a three-month period, but it has been extended until April 30, 2009. The Treasury Secretary has the option of extending the Program for any period or periods up to and including the close of business on September 18, 2009. Furthermore, the funding markets essentially reached a standstill during the third quarter, with 3-month LIBOR rising 124 basis points to end September at 4.05%. The yield on the 90-day T-bill dropped sharply, falling 81 basis points to 0.90% during the third quarter amid an extreme flight to quality. As the markets remained volatile, the U.S. Treasury continued to implement strategies to restore confidence in the banking system and assist institutions in receiving short-term funding via the Troubled Asset Relief Program (“TARP”).

Economic data suggest that the economy continued to plunge deeper into recession in the fourth quarter of 2008. Governments and central banks across the globe continued their swift and extraordinary efforts to strengthen financial systems and improve credit conditions over the period. The central banks of the U.S., Eurozone, UK, Canada, Sweden, Switzerland and China all lowered interest rates in early October in a coordinated easing of global monetary policy. Other actions by the Fed included the creation of the Commercial Paper Funding Facility, which is intended to support the liquidity needs of U.S. corporations through the direct purchase of commercial paper by the federal government. Additionally, the FDIC created the Temporary Liquidity Guarantee Program to encourage liquidity in the banking sector. The Treasury announced the Capital Purchase Program, which is part of TARP and will allow the Treasury to purchase up to $250 billion of senior preferred shares in financial institutions. Collectively, these actions helped relieve some stress in the funding markets. The FOMC decided to establish a target range for the federal funds rate of 0-0.25%, marking the end of conventional easing. The Fed began to pursue unconventional approaches in hopes of stimulating aggregate demand. Consumer confidence fell in December to the lowest level on record as falling equity and home prices, tightening credit and the highest unemployment rate in 15 years have taken a toll on the consumer. Non-farm payroll declined 524,000 in December, roughly in line with consensus, with downward revisions totaling 154,000 jobs in prior months. The economy lost 2.6 million jobs in 2008, including 1.9 million over the last four months of the year. The unemployment rate rose from 6.8% to 7.2% from November 2008 to the end of the year.

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

	Standardized	Standardized		Weighted
	7-Day	7-Day	1-Month	Avg.
	Current	Effective	Simple	Maturity
As of December 31, 2008	Yield	Yield	Average Yield	(days)

VIT Money Market Fund	1.43%	1.44%	1.34%	38

 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency (except if the Fund is participating in the Treasury Guarantee Program). Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

The Standardized 7-Day Current Yield and Standardized 7-Day Effective Yield of a fund are calculated in accordance with securities industry regulations and do not include capital gains. Standardized 7-Day Current Yield may differ slightly from the actual distribution rate of a given fund because of the exclusion of distributed capital gains, which are non-recurring. The Standardized 7-Day Effective Yield assumes reinvestment of dividends for one year.

Performance Review

In the first quarter of 2008, we focused primarily on purchasing short dated commercial paper for the Fund as the liquidity crunch continued throughout most of the three month period. We maintained a high percentage in overnight liquidity and, as conditions in the markets stabilized with the multiple actions by the Fed, we focused on buying paper in the three- and six-month sectors when we saw value on that part of the yield curve.

In the second quarter of 2008, we continued to focus on maintaining a high percentage in short term liquidity. We were also able to take advantage of technical dislocations in the 3-6 month part of the yield curve prior to quarter end and opportunistically added positions in these sectors.

In the third and fourth quarters of 2008, we continued to focus on maintaining a high percentage of liquidity in the Fund due to increased volatility in almost every major non-Treasury market. As a result of this unprecedented volatility, the short end of the Treasury market rallied aggressively as the flight-to-quality trade reached an all-time high. The demand for Treasury bills drove yields down to zero, as investors sought the safe haven of government-backed investments. With the fed funds target rate now in a low range of 0-25 basis points, we have seen investors begin shifting assets back into the corporate market. The current weighted average maturity target is between 35-45 days.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Money Market Management Team

January 22, 2009

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter (continued)

separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

December 31, 2008

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations – 71.8%
Amstel Funding Corp.
$5,000,000	3.000%	02/19/09	$4,979,583
Amsterdam Funding Corp.
5,000,000	2.200	02/03/09	4,989,917
Aspen Funding Corp.
5,000,000	4.350	01/15/09	4,991,542
Atlantic Asset Securitization Corp.
5,000,000	1.000	03/03/09	4,991,528
Banco Santander SA
5,000,000	2.000	02/02/09	4,991,111
Cafco LLC
5,000,000	2.600	01/28/09	4,990,250
Chariot Funding LLC
5,000,000	1.500	02/06/09	4,992,500
Charta LLC
5,000,000	3.850	01/12/09	4,994,118
Ciesco LLC
5,000,000	2.600	01/29/09	4,989,889
CRC Funding LLC
5,000,000	2.600	01/29/09	4,989,889
Enterprise Funding Co. LLC
5,000,000	1.150	03/17/09	4,988,021
Falcon Asset Securitization Corp.
5,000,000	1.500	02/02/09	4,993,333
Govco LLC
5,000,000	1.850	02/05/09	4,991,007
JPMorgan Chase & Co.
5,000,000	2.955	02/02/09	4,986,867
Jupiter Securitization Corp.
5,000,000	1.500	02/18/09	4,990,000
Kitty Hawk Funding Corp.
4,327,000	1.150	03/17/09	4,316,633
Liberty Street Funding LLC
5,000,000	2.200	02/11/09	4,987,472
LMA Americas LLC
5,000,000	3.750	01/20/09	4,990,104
Newport Funding Corp.
5,000,000	4.350	01/15/09	4,991,542
Park Avenue Receivables Co. LLC
5,000,000	1.400	01/15/09	4,997,278
Ranger Funding Co. LLC
5,000,000	2.250	01/27/09	4,991,875
Sheffield Receivables Corp.
5,000,000	1.800	02/09/09	4,990,250
Thames Asset Global Securitization, Inc.
3,864,000	2.000	01/15/09	3,857,539
Thunder Bay Funding, Inc.
6,989,000	2.450	02/02/09	6,973,779
Tulip Funding Corp.
5,000,000	0.400	01/20/09	4,998,944
Variable Funding Capital Corp.
5,000,000	1.700	03/25/09	4,980,403
Windmill Funding Corp.
5,000,000	2.200%	02/03/09	4,989,917
Yorktown Capital LLC
5,000,000	3.450	01/16/09	4,992,812

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$139,908,103

U.S. Government Agency Obligations – 8.7%
Federal Home Loan Bank
$4,000,000	2.800%	02/25/09	$4,000,000
2,000,000	2.013 (a)	03/08/09	1,999,397
2,000,000	2.189 (a)	03/10/09	2,000,000
1,000,000	3.125	06/19/09	999,803
2,000,000	2.720	09/18/09	2,000,000
Federal Home Loan Mortgage Corp.(a)
4,000,000	0.561	01/20/09	4,000,000
Federal National Mortgage Association(a)
2,000,000	0.330	01/02/09	1,999,866

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$16,999,066

Variable Rate Obligations(a) – 2.6%
ANZ National Bank Limited
$3,000,000	2.409%	03/10/09	$3,000,000
Royal Bank of Canada
2,000,000	2.449	02/17/09	2,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$5,000,000

Yankee Certificates of Deposit – 5.7%
Banco Bilbao Vizcaya Argentaria SA
$5,000,000	2.230%	03/04/09	$5,000,086
BNP Paribas SA
2,000,000	3.080	01/30/09	2,000,000
Rabobank Nederland
2,000,000	3.010	02/19/09	2,000,000
2,000,000	3.000	02/26/09	2,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$11,000,086

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 88.8%			$172,907,255

 6
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Repurchase Agreement(b) – 10.9%
Joint Repurchase Agreement Account II
$21,300,000	0.073%	01/02/09	$21,300,000
Maturity Value: $21,300,086

TOTAL INVESTMENTS – 99.7%			$194,207,255

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			663,864

NET ASSETS – 100.0%			$194,871,119

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either U.S. Treasury Bill Rate, London Interbank Offered Rate, Prime Lending Rate or Federal Funds Rate. Interest rate disclosed is that which is in effect at December 31, 2008.

(b)	Joint repurchase agreement was entered into on December 31, 2008. Additional information appears below.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2008, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $21,300,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,515,000,000	0.08%	01/02/09	$3,515,015,622

Barclays Capital, Inc.	807,400,000	0.07	01/02/09	807,403,140

Deutsche Bank Securities, Inc.	1,000,000,000	0.04	01/02/09	1,000,002,222

Deutsche Bank Securities, Inc.	1,600,000,000	0.10	01/02/09	1,600,008,889

Greenwich Capital Markets	250,000,000	0.10	01/02/09	250,001,389

JPMorgan Securities	900,000,000	0.06	01/02/09	900,003,000

Morgan Stanley & Co.	650,000,000	0.03	01/02/09	650,001,083

UBS Securities LLC	1,050,000,000	0.07	01/02/09	1,050,004,083

TOTAL				$9,772,439,428

At December 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.000% to 5.125%, due 01/08/09 to 01/17/17; Federal Home Loan Bank, 0.000% to 5.375%, due 02/13/09 to 08/19/11; Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 05/12/09 to 12/01/38; Federal National Mortgage Association, 2.750% to 8.500%, due 01/23/09 to 11/01/48; and Government National Mortgage Association, 6.000%, due 10/20/38 to 12/15/38. The aggregate market value of the collateral, including accrued interest, was $9,983,372,198.

The accompanying notes are an integral part of these financial statements.
7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities, at value based on amortized cost	$172,907,255
Repurchase agreement, at value based on amortized cost	21,300,000
Cash	94,742
Receivables:
Fund shares sold	775,683
Interest	152,374
Reimbursement from adviser	24,297
Other assets	33,243

Total assets	195,287,594

Liabilities:
Payables:
Fund shares redeemed	262,084
Amounts owed to affiliates	104,153
Accrued expenses	50,238

Total liabilities	416,475

Net Assets:
Paid-in capital	194,872,976
Accumulated undistributed net investment income	8,445
Accumulated net realized loss from investment transactions	(10,302)

NET ASSETS	$194,871,119

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	194,871,119
Net asset value, offering and redemption price per share	$1.00

 8
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Interest	$5,804,679

Expenses:
Management fees	705,004
Distribution and Service fees	503,575
Professional fees	69,915
Transfer Agent fees	40,286
Custody and accounting fees	38,847
Printing fees	32,136
Trustee fees	15,689
Other	29,594

Total expenses	1,435,046

Less — expense reductions	(160,289)

Net expenses	1,274,757

NET INVESTMENT INCOME	4,529,922

NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS	(8,445)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,521,477

The accompanying notes are an integral part of these financial statements.
9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

From operations:
Net investment income	$4,529,922	$10,321,430
Net realized loss from investment transactions	(8,445)	—

Net increase in net assets resulting from operations	4,521,477	10,321,430

Distributions to shareholders:
From net investment income	(4,521,477)	(10,321,430)

From share transactions:
Proceeds from sales of shares	66,759,739	127,077,458
Reinvestment of distributions	4,521,524	10,322,039
Cost of shares redeemed	(81,928,114)	(131,320,430)

Net increase (decrease) in net assets resulting from share transactions	(10,646,851)	6,079,067

TOTAL INCREASE (DECREASE)	(10,646,851)	6,079,067

Net assets:
Beginning of year	205,517,970	199,438,903

End of year	$194,871,119	$205,517,970

Accumulated undistributed net investment income	$8,445	$—

Summary of share transactions:
Shares sold	66,759,739	127,077,458
Shares issued on reinvestment of distributions	4,521,524	10,322,039
Shares redeemed	(81,928,114)	(131,320,430)

NET INCREASE (DECREASE)	(10,646,851)	6,079,067

 10
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

												Ratios assuming no
												expense reduction
										Ratio of		Ratio of
	Net asset					Net asset		Net assets,	Ratio of	net investment		total
	value,	Net		Distributions		value,		end of	net expenses	income		expenses
	beginning	investment		from net investment		end of	Total	year	to average	to average		to average
	of year	income		income		year	return(b)	(in 000s)	net assets	net assets		net assets

FOR THE YEARS ENDED DECEMBER 31,
2008	$1.00	$0.02(a	)	$(0.02)		$1.00	2.25%	$194,871	0.63%	2.27	%(d)	0.71%

2007	1.00	0.05(a	)	(0.05)		1.00	4.98	205,518	0.48	4.87	(d)	0.71

2006(c)	1.00	0.05(a	)	(0.05)		1.00	4.65	199,439	0.49	4.59	(d)	0.71

2005(c)	1.00	0.03(e	)	(0.03	)(f)	1.00	2.75	222,194	0.55	2.65		0.55

2004(c)	1.00	0.01(e	)	(0.01)		1.00	0.91	264,679	0.52	0.88		0.52

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecesser AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such reorganization, the Goldman Sachs Money Market Fund issued Service Shares to the former shareholders of the Predecessor AIT Fund.
(d)	Ratio of net investment income assuming no expense reductions is 4.37% for the year ended December 31, 2006, 4.64% for the year ended December 31, 2007 and 2.19% for the year ended December 31, 2008.
(e)	Calculated based on the SEC methodology.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — It is the Fund’s policy to use the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or at a premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity or reset date. To ensure the amortized-cost method approximates market value, GSAM will determine the difference between the amortized cost price per unit of the Fund and the net asset value per unit based upon available market quotations (or permitted substitutes) at least once a week or more frequently, if deemed necessary or appropriate.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no Federal income tax provisions are required. Income distributions to shareholders are declared and recorded daily and paid monthly by the Fund. Long-term capital gain distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. Federal income tax rules, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007, were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$4,521,477	$10,321,430

Total taxable distributions	$4,521,477	$10,321,430

As of December 31, 2008, the component of accumulated earnings (losses) on a tax basis consisted primarily of capital loss carryforwards and undistributed earnings for the Fund. As of December 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of $1,857 and $8,445 expiring December 31, 2014 and December 31, 2016, respectively.

 12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The above amount is available to be carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains.
The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. Federal income tax purposes.
GSAM has reviewed the tax positions for the Fund for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Fund’s financial statements.

E. Repurchase Agreements — The Fund may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The collateral for all repurchase agreements is held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Fund’s credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these agreements.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of 0.35% of the Fund’s average daily net assets.

B. Distribution Agreement and Service Plan — The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.02% of the average daily net assets of the Fund.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service Fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)
December 31, 2008

3. AGREEMENTS (continued)

obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2008, GSAM reimbursed approximately $157,000 to the Fund.
In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2008, custodian and transfer agent fees were reduced by approximately $1,000 and $2,000, respectively.
At December 31, 2008, the amounts owed to affiliates were approximately $59,000, $42,000 and $3,000 for Management, Distribution and Service, and Transfer Agent Fees, respectively.

E. Line of Credit Facility — The Fund participates in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $300,000,000, for a total up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Fund did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 –	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 –	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 –	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
A financial instruments Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

 14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests:

Investments in
Securities Long –
Level	Assets

Level 1	$—
Level 2(a)	194,207,255
Level 3	—

Total	$194,207,255

(a)	The Fund utilizes amortized cost which approximates fair value to value money market investments. This results in a Level 2 classification as amortized cost is considered a model-based price.

5. OTHER RISKS

A. Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

B. Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

C. Risks of Large Shareholder Redemptions — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts in the Fund may impact the Fund’s liquidity and Net Assets Value per share (“NAV”). These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

6. OTHER MATTERS

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees of the Fund approved participation in the U.S. Treasury Department’s (the “Treasury”) Temporary Guarantee Program for the Financial Square and VIT Money Market Funds and the Institutional Liquid Asset Portfolios (the “Program”). The Fund paid the Treasury a fee based on the number of shares outstanding as of September 19, 2008 to participate in the Program for the initial 3-month term that expired on December 18, 2008. On December 3, 2008, the Board of Trustees approved participation in the extension of the Program through April 30, 2009, for which the Fund paid the Treasury an additional fee also based on the number of shares outstanding as of September 19, 2008.
Under the Program, if the Fund’s market-based net asset value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the Fund on September 19, 2008 may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The fees are being amortized over the length of the participation in the Program. The expense is borne by the Fund without regard to any expense limitation in effect for the Fund. Such amounts are included in other expenses on the Statement of Operations. The Treasury has the option to renew the Program through the close of business on September 18, 2009. If extended, the Board of Trustees of the Fund will determine whether the Fund should continue participation in the Program and, if so, the Fund will incur additional participation fees.

15

6. OTHER MATTERS (continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Money Market Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 14, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 13, 2009

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

				Expenses Paid
				for the
	Beginning	Ending		Six Months
	Account Value	Account Value		Ended
	7/1/08	12/31/08		12/31/08*
Actual	$1,000.00	$1,008.50		$3.17
Hypothetical 5% return	1,000.00	1,021.98	+	3.19

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.63%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

 18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Trust. As of December 31, 2008, the Trust consisted of 11 portfolios, and the Goldman Sachs Trust consisted of 83 portfolios (of which 82 offer shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

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TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	John M. Perlowski, Senior Vice
Diana M. Daniels	President and Treasurer
Patrick T. Harker	Peter V. Bonanno, Secretary
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 32 Old Slip, New York, NY 10005

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved.

VITMMAR/18686.MF/02-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust:
Table 1 – Items 4(a) -4(d)

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers (“PWC”)	$284,500	$284,500	Financial statement audits

Audit-Related Fees

• PricewaterhouseCoopers (“PWC”)	$10,000	$10,000	Fund profitability fees

Tax Fees

• PricewaterhouseCoopers (“PWC”)	$76,450	$75,700	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2008	2007	Description of Services Rendered
Audit-Related Fees

• PricewaterhouseCoopers (“PWC”)	$1,259,000	$1,094,000	Review of Goldman Sachs Asset Management, transfer agent & Goldman Sachs Agency Lendings’ SAS 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Variable Insurance Trust (“GSVIT”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2008 and December 31, 2007 by PricewaterhouseCoopers LLP were approximately $86,450 and $85,700, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 by PricewaterhouseCoopers LLP were approximately $5.3 million and $5.3 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial officers is incorporated by reference to Exhibit 11(a)(1) of the Registrant’s Form N-CSR filed on March 8, 2004 (accession number 0000950123-04-002976)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 27, 2009

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 27, 2009